Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY

(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED SEPTEMBER 1, 2019

SUPPLEMENTAL TO TRUST INDENTURE

DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED

TRUST INDENTURE

DATED MAY 1, 1988

-i-

Supplemental Trust Indenture, made effective as of the 1st day of September, 2019, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and
December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and

WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018 (redeemed)
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 and Series due August 15, 2045
May 1, 2016	Series due May 15, 2046
September 1, 2017	Series due September 15, 2047

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and

WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and

WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and

WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due March 1, 2050” the bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $2,000 and integral multiples of $1,000 in excess thereof, and the bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:

(Form of Bonds of Series due March 1, 2050)

NORTHERN STATES POWER COMPANY

(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond

Series due March 1, 2050

No. ____________________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 1st day of March, 2050 and to pay interest hereon from the date hereof at the rate of 2.90% percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 1st day of March and on the 1st day of September in each year, commencing on March 1, 2020 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any March 1 or September 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the February 15 prior to such March 1 or the August 15 prior to such September 1 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.] *

This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 67 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

At any time prior to September 1, 2049 (which is the date that is six months prior to maturity of the bonds of this series (the “Par Call Date”)), the Company may redeem the bonds of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the bonds of this series (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by CIBC World Markets Corp. and any other Primary Treasury Dealer designated by, and not affiliated with CIBC World Markets Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

Bonds of this series are not subject to a sinking fund.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:	NORTHERN STATES POWER COMPANY

Attest:	By:
Vice President

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Officer

Dated:

and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of September 1, 2017; and

WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and

WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY

TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

FORM AND EXECUTION OF SERIES 2050 BONDS

SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due March 1, 2050, which shall bear the descriptive title “First Mortgage Bonds, Series due March 1, 2050,” (such bonds, the “Series 2050 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2050 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2050 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $600,000,000. The Series 2050 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2050 Bonds. Any such additional Series 2050 Bonds, together with the Series 2050 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000. The Series 2050 Bonds shall mature on March 1, 2050, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Series 2050 Bonds shall bear interest at a rate of

2.90% per annum on the principal amount thereof payable semi-annually on March 1 and September 1 of each year, commencing on March 1, 2020, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2050 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2050 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Series 2050 Bonds, the person in whose name any Series 2050 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2050 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2050 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2050 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2050 Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (March 1 or September 1) shall mean the February 15 prior to such March 1 or the August 15 prior to such September 1 (whether or not a business day).

As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2050 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2050 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2050 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2050 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. At any time prior to September 1, 2049 (which is the date that is six months prior to maturity of the Series 2050 Bonds (the “Par Call Date”)), the Company may redeem the Series 2050 Bonds, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2050 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2050 Bonds being redeemed that would be due if such Bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the Series 2050 Bonds at 100% of the principal amount of such Series 2050 Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series 2050 Bonds being redeemed (assuming, for this purpose, that the Series 2050 Bonds matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 2050 Bonds being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the Series 2050 Bonds (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by CIBC World Markets Corp. and any other Primary Treasury Dealer designated by, and not affiliated with CIBC World Markets Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

The Series 2050 Bonds are not subject to a sinking fund.

The redemption price of the Series 2050 Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2050 Bonds occurring prior to the Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.

SECTION 2.03. The registered owner of any Series 2050 Bond or Bonds, at his, her or its option, may surrender the same with other bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Series 2050 Bond of a series during a period of ten (10) days next preceding any selection of Series 2050 Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Series 2050 Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Series 2050 Bond which has been called for partial redemption.

SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Series 2050 Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

SECTION 2.05. The Series 2050 Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Series 2050 Bonds or attested the seal thereon shall cease to be such officers of the Company before the Series 2050 Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Series 2050 Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Series 2050 Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Series 2050 Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Series 2050 Bond shall be the proper officer of the Company, although at the date of such Series 2050 Bond such person shall not have been an officer of the Company.

SECTION 2.06. (a) Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Series 2050 Bonds shall be The Depository Trust Company (“DTC”) and such Series 2050 Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Series 2050 Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Series 2050 Bonds to the account of Cede & Co. on each such payment date for the Series 2050 Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

(b) The Series 2050 Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Series 2050 Bonds. Upon initial issuance, the ownership of such Series 2050 Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Series 2050 Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Series 2050 Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Series 2050 Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Series 2050 Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Series 2050 Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Series 2050 Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Series 2050 Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Series 2050 Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series 2050 Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

(c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2050 Bonds or there shall have occurred and be continuing a Completed Default with respect to the Series 2050 Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Series 2050 Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to a series of the Series 2050 Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Series 2050 Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Series 2050 Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series 2050 Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Series 2050 Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Series 2050 Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Series 2050 Bonds.

(d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2050 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Series 2050 Bonds and all notices with respect to such Series 2050 Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.

(e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Series 2050 Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Series 2050 Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 2050 BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE SERIES 2050 BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2050 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE SERIES 2050 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2050 BONDS NOR THE PARTICIPANTS.

(g) The Company, in its sole discretion, may terminate the services of DTC with respect to the Series 2050 Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to Series 2050 Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Series 2050 Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to Series 2050 Bonds if the Company determines that a continuation of the requirement that all of the outstanding Series 2050 Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2050 Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2050 Bonds will be delivered as described in the Indenture.

(h) Upon the termination of the services of DTC with respect to the Series 2050 Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Series 2050 Bonds shall be registered in whatever name or names holders transferring or exchanging Series 2050 Bonds shall designate in accordance with the provisions of the Indenture.

ARTICLE III.

APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2050 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(b) Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

(d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.

SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2050 Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authenticating Agent

By:
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

ARTICLE IV.

FINANCING STATEMENT TO COMPLY WITH

THE UNIFORM COMMERCIAL CODE

SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount
Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due March 1, 2018	$500,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2020	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000
Series due September 15, 2050	$600,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated September 1, 1956

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated August 1, 1957

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1948	Dated July 1, 1958

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1949	Dated December 1, 1960

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1975	Dated April 1, 1997

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1976	Dated March 1, 1998

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1981	Dated May 1, 1999

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1981	Dated June 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2006	Dated May 1, 2016

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2007	Dated September 1, 2017

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.

SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 5.03. Section 10.02 of the Indenture is hereby amended to include the words “or by electronic means” after the words “postage prepaid,” in the second paragraph, second line of such section.

SECTION 5.04 (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 5.05. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

SECTION 5.06. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 5.07. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $600,000,000.

IN WITNESS WHEREOF, on this 3rd day of September, A.D. 2019, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective September 1, 2019, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective September 1, 2019, to be signed by its President, a Vice President or an Assistant Vice President.

NORTHERN STATES POWER COMPANY

/s/ Sarah W. Soong
By: Sarah W. Soong
Its: Vice President and Treasurer

Attest:

/s/ Kristin Westlund
By: Kristin Westlund Its: Assistant Secretary

Executed by Northern States Power Company in the presence of:	(CORPORATE SEAL)

/s/ Kaydra A. Kirtz
Witness: Kaydra A. Kirtz

/s/ Patricia L. Martin
Witness: Patricia L. Martin

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Valere Boyd
By: Valere Boyd
Its: Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on September 3, 2019 by Sarah W. Soong as Vice President and Treasurer, and Kristin Westlund, as Assistant Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Pamela C. Wilson
Pamela C. Wilson
Notary Public
My commission expires: January 31, 2020

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of         Los Angeles                                         )

On     8/29/2019                                                             before me,     James Louis Dickson

(insert name and title of the officer)

personally appeared   Valere Boyd                                                                                                                                            , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ James Louis Dickson                     (Seal)

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to the Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, Effective as of September 1, 2019, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I. PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Chisago, to wit:

Wyoming Service Center

Lot One (1), Block Two (2) of Southview Industrial Park, according to the plat thereof on file of record in the office of the Registrar of Titles in and for Chisago County, Minnesota.

(Torrens Certificate of Title No. 6112.0)

2.	The following described real property, situate, lying and being in the County of Goodhue, to wit:

Cannon Falls Service Center

Lots 9 and 10 in Block 45 in the City of Cannon Falls, except the South Half (S 1/2) of said Lots 9 and 10.

3.	The following described real property, situate, lying and being in the County of Hennepin, to wit:

Pomerleau Lake Substation

That part of the Southeast Quarter of the Northwest Quarter of Section 10, Township 118, Range 22, Hennepin County, Minnesota, which lies Westerly of the following described line:

Beginning at a point 40.00 feet South, along a line perpendicular to the South line of said Southeast Quarter of the Northwest Quarter, from a point on said south line 650.00 feet West from the Southeast corner of said Southeast Quarter of the Northwest Quarter; thence Northerly to a point 468.00 feet South, along a line perpendicular to the North line of said Southeast Quarter of the Northwest Quarter, from a point on said North line 647.00 feet West from the Northeast corner of said Southeast Quarter of the Northwest Quarter; thence Northeasterly to a point 211.00 feet North, along a line perpendicular to said North line, from a point on said North line 559.00 feet West from the Northeast corner of said Southeast Quarter of the Northwest Quarter and there terminating, and which lies Easterly and Southeasterly of the following described line;

Commencing at the Southeast corner of said Southeast Quarter of the Northwest Quarter; thence on an assumed bearing of South 89 degrees 58 minutes 47 seconds West along the Southerly line of said Southeast Quarter of the Northwest Quarter for 1010.00 feet to the actual point of beginning of the line to be described; thence North 00 degrees 01 minutes 13 seconds West for 90.00 feet; thence Northerly and Northeasterly for 376.99 feet along a tangential curve concave to the East, radius 480.00 feet and central angle 45 degrees 00 minutes 00 seconds; thence North 44 degrees 58 minutes 47 seconds East along tangent to said curve for 225.00 feet; thence Northeasterly for 99.85 feet along a tangential curve concave to the Northwest, radius 500.00 feet and central angle 11 degrees 26 minutes 33 seconds to a point on the first above described line distant 705.69 feet Northerly from its point of beginning and there terminating.

4.	The following described real property, situate, lying and being in the County of Lincoln, to wit:

Wind Farm Easements for Blazing Star

Tract 1

Fee Owner: Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 05-0001-000

The Northwest Quarter (NW1/4) and the West Half of the Northeast Quarter (W1/2 of NE1/4) and the West Half of the Southeast Quarter (W1/2 of SE1/4) all in Section 1, in Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 2

Fee Owner: Lanny J. Veverka and Sandra Veverka, husband and wife; and Debbie Lou Victor, a single person

File Number: 01040-20838u

PIN: 05-0008-000

The East Half of the Southeast Quarter of Section 1, Township 113 North, Range 46 West of the West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 3

Fee Owner: Kathrine A. Abel a/k/a Kathrine Abel and Bruce D. Abel, wife and husband; and Karen A. Olson a/k/a Karen Olson and Jeffrey Olson, wife and husband

File Number: 01040-21112k

PIN: 05-0010-000

Northeast fractional Quarter (NE1/4) of Section 2, Township 113 North, Range 46 West, of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 4

Fee Owner: Scott A. Yackley a/k/a Scott Yackley, a single person

File Number: 01040-21112m

PIN: 05-0013-000

That part of the Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) described as follows; Beginning at the Southwest (SWC) corner of the Southeast Quarter (SE1/4) of Section 2; Thence easterly along the South boundary line of Section 2 a distance of 34 rods; thence Northerly and at right angles to the South Boundary line a distance of 43 rods; thence Westerly and parallel to the South boundary line a distance of 34 rods to a point on the West boundary line of the Southeast Quarter (SE1/4); thence Southerly along the West boundary line of the Southeast Quarter (SE1/4) a distance of 43 rods, to the point of beginning, all in Section 2, Township 113 North, Range 46 in the County of Lincoln, State of Minnesota.

Tract 5

Fee Owner: Alice Skorczewski, as trustee of the Alice Skorczewski Revocable Living Trust dated August 25, 2004

File Number: 01040-21112n

PIN: 05-0023-000

The Southeast Quarter (SE1/4) of Section 4, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 6

Fee Owner: George Skorczewski, Trustee of the George Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21112p

PIN: 05-0041-000

The East 10 rods, also described as the East 5 acres, more or less, of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of Section 8, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 7

Fee Owner: Alice Skorczewski, Trustee of the Alice Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21109x

PIN: 05-0044-000

The East Half of the Northwest Quarter (E1/2 of NW1/4) of Section 9, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 8

Fee Owner: Mary E. Sik, a single person

File Number: 01040-21112r

PIN: 05-0045-000

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section 9, Township 113 North, Range 46; the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of Section 9 in Township 113 North of Range 46; the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section 9, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Commencing at the South center of the Southeast Quarter (SE1/4) of Section 9, Township 113, Range 46, thence running North Twenty Chains, thence running West 43 rods; thence Southeasterly to a point 16 rods West of the starting point and on the section line; thence direct East to the place of beginning. The within described piece of land contains according to survey fourteen and one-Half acres.

The Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section 9, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

All in Lincoln County, Minnesota.

Tract 9

Fee Owner: Gerald E. Pavek and Laurie Ann Pavek a/k/a Laurie A. Pavek, husband and wife

File Number: 01040-21112s

PIN: 05-0046-000

The West Half of the Northeast Quarter (W1/2 of NE1/4) of Section 9, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 10

Fee Owner: George Skorczewski, Trustee of the George Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21112t

PIN: 05-0048-000

The North One-Half of the Southwest One-Fourth (N1/2 of SW1/4) of Section 9, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, containing 80 acres, more or less.

Tract 11

Fee Owner: Lyle O. Sik, a single person

File Number: 01040-21112u

PIN: 05-0049-000

Northwest Quarter (NW1/4) of Section 10, Township 113 North, Range 46 West of the Fifth Principal Meridian, County of Lincoln, Minnesota.

Tract 12

Fee Owner: George Skorczewski, Trustee of the George Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21112v

PIN: 05-0051-000

That part of the South Half of the Southwest Quarter (S1/2 of SW1/4) of Section 10, Township 113 North, Range 46 West, of the Fifth Principal Meridian, County of Lincoln, Minnesota, described as follows:

Commencing at the Southwest corner of Section 10; thence North 90º 00’ 00” East, assumed bearing, along the South line of said Section 10, a distance of 1,302.00 feet to the point of beginning of the tract to be described; thence continuing North 90º 00’ 00” East, along said South line a distance of 345.00 feet; thence North 02 º 22’ 34” West a distance of 388.00 feet; thence North 90 º 00’ 00” East a distance of 22.00 feet; thence North 02º 33’ 30” West a distance of 121.90 feet; thence North 90º 00’ 00” East a distance of 48.00 feet; thence North 00º 00’ 00” East a distance of 422.00 feet; thence North 90º 00’ 00” West, a distance of 205.00 feet; thence North 10º 58’ 15” West a distance of 78.00 feet; thence North 90º 00’ 00” West a distance of 200.00 feet; thence South 01º 29’ 55” East a distance of 1008.36 feet to the point of beginning.

Tract 13

Fee Owner: Brian Kremer and Katie Kremer, husband and wife

File Number: 01040-21103f

PIN: 05-0051-010

The Southwest Quarter (SW1/4) of Section 10, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County; State of Minnesota

Save and Except

That part of the South Half of the Southwest Quarter (S1/2 of SW1/4) of Section 10, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County; Minnesota, described as follows:

Commencing at the southwest corner of Section 10; thence North 90º 00’ 00” East, assumed bearing along the south line of said Section 10, a distance of 1302.00 feet to the point of beginning of the tract to be described; thence continuing North 90º 00’ 00” East, along said south line a distance of 345.00 feet; thence North 02º 22’ 34” West a distance of 388.00 feet, thence North 90º 00’ 00” East a distance of 22.00 feet; thence North 02º 33’ 30” West a distance of 121.90 feet; thence North 90º 00’ 00” East a distance of 48.00 feet; thence North 00º 00’ 00” East a distance of 422.00 feet; thence North 90º 00’ 00” West, a distance of 205.00 feet; thence North 10º 58’ 15” West a distance of 78.00 feet; thence North 90º 00’ 00” West a distance of 200.00 feet; thence South 01º 29’ 55” East a distance of 1008.36 feet to the point of beginning.

Tract 14

Fee Owner: Ronald F. Cech, as Trustee of the Ronald F. Cech Revocable Trust Agreement of 2008

File Number: 01040-21099d

PIN: 05-0052-000

The Southeast Quarter (SE1/4) of Section 10, Township 113 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Abstract Land

Tract 15

Fee Owner: Robert J. Beeler and Kathryn Beeler, husband and wife

File Number: 01040-21098p

PIN: 05-0055-000

The Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) Section 11, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Abstract Land.

Tract 16

Fee Owner: Robert J. Beeler and Kathryn Beeler, husband and wife

File Number: 01040-21098p

PIN: 05-0057-000

Southwest Quarter (SW1/4) and the Southwest Quarter of the Northeast Quarter (SW1/4 of NE1/4) and the South Half of the Southeast Quarter (S1/2 of SE1/4), all in Section 11, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 17

Fee Owner: Steven L. Veverka a/k/a Steven Veverka, a single person

File Number: 01040-20838v

PIN: 05-0060-000

The East Half of the Northeast Quarter of Section 12, Township 113 North, Range 46 West, Lincoln County, Minnesota.

Tract 18

Fee Owner: Lanny J. Veverka and Sandra Veverka, husband and wife; and Debbie Lou Victor, a single person

File Number: 01040-20838u

PIN: 05-0060-010

The West Half of the Northeast Quarter (W1/2 of NE1/4) of Section 12, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 19

Fee Owner: Garry Moore, as the sole Trustee of the Leatrice V. Moore Trust under Agreement dated July 18, 2011 as successor in interest to Leatrice V. Moore, Trustee of Leatrice V. Moore Trust under Agreement dated July 18, 2011

File Number: 01040-21104y

PIN: 05-0062-000

The East Half of the Northwest Quarter (E1/2 of NW1/4) and the Southeast Quarter (SE1/4) of Section 12, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 20

Fee Owner: John Odegaard and Lisa Odegaard, husband and wife

File Number: 01040-21104b

PIN: 05-0064-000

All that part of the West Half of the Northeast Quarter (W1/2 of NE1/4) and that part of the East Half of the Northwest Quarter (E1/2 of NW1/4) in Section Thirteen (13), Township One Hundred Thirteen (113) North, Range Forty-six (46) West, Lincoln County, Minnesota being more particularly described as follows:

Commencing at the northwest corner of said Northeast Quarter; thence North 90° 00’ 00” East, assumed bearing, along the north line of said Northeast Quarter, a distance of 187.78 feet, to the point of beginning; .thence continuing North 90° 00’ 00” East, along said north line, a distance of 40.09 feet; thence South 03° 53’ 30” West a distance of 1536.99 feet; thence South 86° 33’ 27” East a distance of 195.32 feet; thence South 03° 40’ 57” seconds East a distance of 568.63 feet; thence South 46° 25’ 38” West a distance of 223.80 feet; thence North 75° 26’ 46” West a distance of 391.64 feet; thence North 14° 02’ 43” East a distance of 663.82 feet; thence South 86° 33’ 27” East a distance of 108.89 feet; thence North 03° 53’ 30” East a distance of 1534.59 feet, to the point of beginning.

Tract 21

Fee Owner: Wayne & Janet Jerzak Family Limited Partnership, a Minnesota limited partnership

File Number: 01040-20836a

PIN: 05-0064-010

The East Half of the Northwest Quarter and the West Half of the Northeast Quarter and the West Half of the Southeast Quarter all of Section 13, Township 113 North of Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota

Save And Except

All that part of the West Half of the Northeast Quarter (W1/2 of NE1/4) and all that part of the East Half of the Northwest Quarter (E1/2 of NW1/4) in Section 13, Township 113 North, Range 46 West, Lincoln County, Minnesota being more particularly described as follows: Commencing at the northwest corner of said Northeast Quarter; thence North 90° 00’ 00” East, assumed bearing, along the north line of said Northeast Quarter, a distance of 187.78 feet, to the point of beginning; thence continuing North 90° 00’ 00” East, along said north line, a distance of 40.09 feet; thence South 03° 53’ 30” West a distance of 1536.99 feet; thence South 86° 33’ 27” East a distance of 195.32 feet; thence South 03° 40’ 57” East a distance of 568.63 feet; thence South 46° 25’ 38” West a distance of 223.80 feet; thence North 75° 26’ 46” West a distance of 391.64 feet; thence North 14° 02’ 43” East a distance of 663.82 feet; thence South 86° 33’ 27” East a distance of 108.89 feet; thence North 03° 53’ 30” East a distance of 1534.59 feet, to the point of beginning.

Tract 22

Fee Owner: Sigmund D. Armitage and Joan C. Armitage, Trustees, or their successors in trust, under the Sigmund D. Armitage Revocable Living Trust dated April 1, 2014; Joan C. Armitage and Sigmund D. Armitage, Trustees, or their successors in trust, under the Joan C. Armitage Revocable Living Trust dated April 1, 2014; Diane Solting and Alan Solting, wife and husband; Lois Teigland, a single person; and Constance A. Nylen aka Connie Nylen and Val W. Nylen, wife and husband

File Number: 01040-21098e

PIN: 05-0065-000

The East Half of the Northeast Quarter (E1/2 of NE1/4) and the North 389’ of East 560’ of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 13, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 23

Fee Owner: Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 05-0066-000

The Southwest Quarter (SW1/4) of Section 13 in Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 24

Fee Owner: George Skorczewski, Trustee of the George Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21109y

PIN: 05-0068-000

The West Half (W1/2) of Section 14, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 25

Fee Owner: Todd Miller, a single person; Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 05-0069-000

The Northeast Quarter (NE1/4) of Section 14, in Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 26

Fee Owner: Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008; and Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008

File Number: 01040-21106u

PIN: 05-0070-000

Southeast Quarter (SE1/4) of Section 14, Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 27

Fee Owner: Curtis Coners and Jeanine Coners, husband and wife

File Number: 01040-21099s

PIN: 05-0071-000

West Half (W1/2) of Section 15, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 28

Fee Owner: Mark Skorczewski and Mitzi Skorczewski, husband and wife

File Number: 01040-21109z

PIN: 05-0072-000

All that part of the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of Section 15, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of said Northeast Quarter (NE1/4); thence North 00° 24’ 13” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the East line of said Northeast Quarter, a distance of 589.45 feet to the point of beginning; thence continuing North 00° 24’ 13” East a distance of 140.55 feet; thence South 88° 44’ 29” West a distance of 425.55 feet; thence North 06° 03’ 39” East a distance of 402.59 feet; thence South 82° 05’ 56” West a distance of 446.39 feet; thence South 55° 55’ 55” West a distance of 246.88 feet; thence South 00° 37’ 30” West a distance of 387.17 feet; thence South 81° 44’ 13” East a distance of 224.27 feet; thence North 83° 50’ 28” East a distance of 815.60 feet to the point of beginning.

Tract 29

Fee Owner: Alice Skorczewski, Trustee of the Alice Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File Number: 01040-21109x

PIN: 05-0072-010

The East Half (E1/2) of Section 15, Section 15, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of Section 15, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of said Northeast Quarter (NE1/4); thence North 00° degrees 24’ minutes 13” seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the East line of said Northeast Quarter, a distance of 589.45 feet to the point of beginning; thence continuing North 00° 24’ 13” East a distance of 140.55 feet; thence South 88° 44’ 29” West a distance of 425.55 feet; thence North 06° 03’ 39” East a distance of 402.59 feet; thence South 82° 05’ 56” West a distance of 446.39 feet; thence South 55° 55’ 55” West a distance of 246.88 feet; thence South 00° 37’ 30” West a distance of 387.17 feet; thence South 81° 44’ 13” East a distance of 224.27 feet; thence North 83° 50’ 28” East a distance of 815.60 feet to the point of beginning.

Tract 30

Fee Owner: D Kremer, LLC, a Minnesota limited liability company

File Number: 01040-21112x

PIN: 05-0079-000

The Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 16, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That part of the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of Section 16, Township 113 North, Range 46 West, Lincoln County, Minnesota, described as follows:

Commencing at the east Quarter corner of said Section 16; thence North 00° 42’ 50” West, assumed bearing along the east line of the Northeast Quarter (NE1/4) of said Section, a distance of 1202.99 feet to the point of beginning of the tract to be described; thence continuing North 00° 42’ 50” West, along said east line, a distance of 120.00 feet to the northeast corner of the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of said Section; thence South 88° 54’ 39” West, along the north line of said Southeast Quarter of the Northeast Quarter (SE1/4 of NE 1/4), a distance of 1331.85 feet to the northwest corner of said Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4); thence South 00° 33’ 53” East, along the west line of said Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4), a distance of 595.00 feet; thence North 88° 54’ 41” East a distance of 730.00 feet; thence North 00° 33’ 25” West a distance of 475.00 feet; thence North 88° 54’ 39” East a distance of 602.10 feet to the point of beginning.

Tract 31

Fee Owner: Terry Milton and Janell L. Milton, husband and wife

File Number: 01040-21104s

PIN: 05-0090-000

Government Lot numbered 1; the Northeast Quarter (NE1/4); and the Northwest Quarter of the Southeast Quarter (NW1/4 of SE1/4), all of Section 19, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 32

Fee Owner: Gordon L. Engesmoe aka Gordon Engesmoe and Bonnie Engesmoe, husband and wife; Lori McKirdy fka Lori Lovseth and Bruce McKirdy, wife and husband; and Paul Engesmoe and Lori Engesmoe, husband and wife

File Number: 01040-21100j

PIN: 05-0091-000

Government Lot 2, Section 19, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 33

Fee Owner: Gordon L. Engesmoe aka Gordon Engesmoe and Bonnie Engesmoe, husband and wife; Lori McKirdy fka Lori Lovseth and Bruce McKirdy, wife and husband; and Paul Engesmoe and Lori Engesmoe, husband and wife

File Number: 01040-21100j

PIN: 05-0092-000

The Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) Section 19, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 34

Fee Owner: Joseph Engesmoe and Helen Engesmoe, Trustees of the Joseph Engesmoe and Helen Engesmoe Revocable Living Trust dated February 18, 2005

File Number: 01040-21100m

PIN: 05-0093-000

East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 19, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 35

Fee Owner: Lori A. McKirdy and Bruce McKirdy, wife and husband; and Paul R. Engesmoe and Lori Engesmoe, husband and wife

File Number: 01040-21100p

PIN: 05-0095-000

West Half of the Southwest Quarter (W1/2 of SW1/4) and South Half of the Northwest Quarter (S1/2 of NW1/4), Section 20, Township 113 North, Range 46 West, of the Fifth Principal Meridian, Lincoln County, Minnesota, EXCEPTING The following described tracts, to-wit:

Tract 1:

All that part of the South Half of the Northwest Quarter (S1/2 of NW1/4) and that part of the

West Half of the Southwest Quarter (W1/2 of SW1/4), Section 20, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, all described as follows:

Beginning at the northeast corner of said West Half of the Southwest Quarter (W1/2 of SW1/4); thence South 00° 11’ 48” West, on an assumed bearing, along the east line of the West Half of the Southwest Quarter (W1/2 of SW1/4), 1,591.16 feet; thence ten courses; North 68° 36’ 28” West, 748.54 feet; North 00° 10’ 44” East, 885.97 feet; North 88° 18’ 10” East, 30.25 feet; North 27° 23’ 32” East, 167.31 feet; North 27° 14’ 11” East, 182.79 feet; North 17° 25’ 54” East, 158.74 feet; North 19° 39’ 28” West, 386.83 feet; North 63° 50’ 04” East, 355.31 feet; South 65° 52’ 50” East, 773.93 feet; South 59° 15’ 37” East, 478.73 feet to the south line of said South Half of the Northwest Quarter (S1/2 of NW1/4); thence North 89° 24 ‘31” West, along said south line, 845.41 feet to the place of beginning, containing 32.33 acres, more or less;

Tract 2

All that part of the West Half of the Southwest Quarter (W1/2 of SW1/4), in section 20, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Beginning on the west line of the West Half of the Southwest Quarter (W1/2 of SW1/4) of said section 20, South 00° 10’ 23” West, on an assumed bearing, 317.98 feet from the northwest corner of said West Half of the Southwest Quarter (W1/2 of SW1/4); thence North 88° 18’ 10” East, 730.17 feet to the westerly line of the above described Tract 1; thence two courses along the boundary of said Tract 1, South 27° 23’ 32” West, 167.31 feet; South 88° 18’ 10” West, 30.25 feet; thence leaving said Tract 1 boundary and continuing south 88° 18’ 10” West, 623.35 feet to the West line of said West Half of the Southwest Quarter (W1/2 of SW1/4); thence North 00° 10’ 23” East, along said West line, 146.27 feet to the place of beginning.

Tract 3:

All that part of the Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section 20, Township 113 North, Range 46 West of the fifth Principal Meridian, described as follows, to-wit:

Beginning at the Northwest corner of said Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4), thence South along the West line of said Section, a distance of 890 feet; thence in a Northeasterly direction, to the Northeast corner of said Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4); thence West, along the North line of said Southwest Quarter of the Northwest Quarter, to the point of beginning, Lincoln County, Minnesota.

Also Save and Except

All that part of Lot 1, Block 1 of Pearson’s Second Subdivision in the City of Hendricks, as filed and recorded in the office of the County Recorder in and for Lincoln County, Minnesota, lying southeasterly of the following described line: Commencing at the southwesterly corner of said Lot 1; thence North 18° 11’ 46” West, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the westerly line of said Lot 1, a distance of 75.69 feet, to the point of beginning of said line to be described; thence North 72° 03’ 15” East a distance of 110.00 feet, to a point on the easterly line of said Lot 1, said line there terminating.

Tract 36

Fee Owner: Gerald E. Pavek and Laurie Ann Pavek a/k/a Laurie A. Pavek, husband and wife

File Number: 01040-21112z

PIN: 05-0096-000

North Half of the Northeast Quarter (N1/2 of NE1/4) Section 20, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 37

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 05-0099-010

The North Half of the Southeast Quarter (N1/2 of SE1/4) of Section 20, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 38

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 05-0099-020

South Half of the Northeast Quarter (S1/2 of NE1/4), Section 20, Township 113 North, Range 46 West, Lincoln County, Minnesota

Save and Except

Commencing at the northeast corner of said Northeast Quarter (NE1/4); thence South 00° 00’ 00” East, assumed bearing, along the east line of said Northeast Quarter, a distance of 1677.70 feet; thence North 90° 00’ 00” West a distance of 410.00 feet to the point of beginning; thence South 00° 00’ 00” East a distance of 37.00 feet; thence South 78° 27’ 17” West a distance of 118.52 feet; thence South 50° 28’ 58” West a distance of 120.06 feet; thence South 77° 28’ 53” West a distance of 187.13 feet; thence North 11° 41’ 46” West a distance of 94.16 feet; thence North 90° 00’ 00” West; a distance of 432.70 feet; thence North 00° 00’ 00” East a distance of 436 feet, more of less to a point on the North line of said South Half of the Northeast Quarter, said point hereafter known as Point “A”; beginning again at said point of beginning; thence North 00° 00’ 00” East a distance of 351 feet, more or less, to a point on said North line; thence Westerly, along said North line, a distance of 843 feet, more or less, to Point “A”, said description there terminating.

Tract 39

Fee Owner: D Kremer, LLC, a Minnesota limited liability company

File Number: 01040-21113c

PIN: 05-0100-000

The South Half of the Northwest Quarter (S1/2 of NW1/4) of Section 21 in Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Commencing at the Southwest corner of the Northwest Quarter (NW1/4) of Section 21, thence East along and on the South line of the said Northwest Quarter (NW1/4) a distance of 160 rods to the center point of said Section 21; thence North a distance of 33 feet; thence West a distance of 160 rods parallel with and 33 feet distant from the South line of the said Northwest Quarter (NW1/4) to the section line of the West side of the said Section 21; thence South along said West section line to the place of beginning, Lincoln County, Minnesota.

Tract 40

Fee Owner: Hansonville Cemetery Association

File Number: 01040-21113e

PIN: 05-0103-000

Commencing at a point on the Section line 951 feet South of the Northeast corner of Section 21, Township 113 North, Range 46 West, thence North 89° 00’ West for a distance of 989 feet, thence South 01° 00’ West for a distance of 172 feet thence South 89° 00’ East for a distance of 989 feet to Section line, thence North on Section line for a distance of 172 feet to point of beginning, said tract of land containing 3.9 Acres, more or less.

Tract 41

Fee Owner: Orwill John Wigen, Jr. and Lorraine J. Wigen, husband and wife

File Number: 01040-21112j

PIN: 05-0107-000

Northeast Quarter of the Northwest Quarter of Section 22, Township 113 North of Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 42

Fee Owner: Michael Bonde, as successor in interest to Mary Elizabeth Bonde aka Mary E. Bonde, a single person

File Number: 01040-21098t

PIN: 05-0107-020

South Half of the South Half of the Northwest Quarter (S1/2 of S1/2 of NW1/4), Section 22, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Abstract Land

Tract 43

Fee Owner: Martin Luther Wigen and Alvina A. Wigen, husband and wife

File Number: 01040-21112h

PIN: 05-0107-030

Northwest Quarter of the Northwest Quarter (NW/14 of NW1/4) Section 22, Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 44

Fee Owner: Brian Kremer and Katie Kremer, husband and wife

File Number: 01040-21103f

PIN: 05-0108-000

The Northeast Quarter (NE1/4), Section 22, Township 113 North, Range 46 West, Lincoln County, Minnesota.

Tract 45

Fee Owner: Kaye S. Reishus and Sharon C. Reishus, husband and wife

File Number: 01040-21108s

PIN: 05-0109-000

The West Half of the Southwest Quarter (W1/2 of SW1/4), Section 22, Township 113, Range 46, Lincoln County, Minnesota.

Tract 46

Fee Owner: Curtis Coners and Jeanine Coners, husband and wife

File Number: 01040-21099s

PIN: 05-0110-000

The Northeast quarter of the Southwest quarter (NE1/4 of SW1/4) of Section 22, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 47

Fee Owner: Curtis Coners and Jeanine Coners, husband and wife

File Number: 01040-21099s

PIN: 05-0111-000

The Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 22, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 48

Fee Owner: David B. Olson and Gaylyne F. Olson, husband and wife

File Number: 01040-21107q

PIN: 05-0112-000

The Southeast Quarter (SE1/4) of Section 22, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 49

Fee Owner: Curtis Coners and Jeanine Coners, husband and wife

File Number: 01040-21099s

PIN: 05-0113-000

The North Half of the Northwest Quarter (N1/2 of NW1/4) and the North Half of the Northeast Quarter (N1/2 of the NE1/4) of Section 23, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 50

Fee Owner: S & D Johnson Family, LLC, a Minnesota limited liability company

File Number: 01040-21102p

PIN: 05-0114-000

The South Half of the Southwest Quarter (S1/2 of SW1/4) and Northeast Quarter of Southwest Quarter (NE1/4 of SW1/4) the South Half of the Northwest Quarter (S1/2 of NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4), all in Section 23, Township 113 North, Range (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 51

Fee Owner: Richard A. Olsen and Glenda K. Olsen, Trustees of the Richard A. Olsen and Glenda K. Olsen Revocable Living Trust dated March 13, 2015

File Number: 01040-21107f

PIN: 05-0117-000

The South Half of the Northeast quarter (S1/2 of NE1/4) and the North Half of the Southeast quarter (N1/2 of SE1/4) of Section 23, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota,

Save and Except

That portion conveyed in Warranty Easement Deed filed March 20, 2015 as Document No. 2015-000271, more particularly described as follows:

Beginning at the northeast corner of the South Half of said Northeast Quarter (S1/2 of NE1/4); thence North 89° 42’ 08” West, bearing based on Lincoln County Coordinate System, along the north line of said South Half, a distance of 1158.00 feet; thence North 89° 49’ 08” West 906.28 feet; thence South 88° 50’ 00” West a distance of 254.82 feet; thence North 89° 10’ 40” West a distance of 329.47 feet; thence South 00° 11’ 27” a distance of 1045.90 feet; thence South 00° 27’ 51” West a distance of 1588.62 feet; thence South 89° 18’ 48” East a distance of 1239.07 feet; thence North 02° 22’ 03” West a distance of 527.76 feet; thence North 24° 51’ 18” West a distance of 107.76 feet; thence North 32° 34’ 53” West a distance of 1082.09 feet; thence North 01° 44’ 04” East 563.20 feet; thence North 63° 08’ 43” East a distance of 310.14 feet; thence North 29° 05’ 42” East a distance of 50.39 feet; thence South 86° 22’ 59” East a distance of 1755.53 feet, to a point on the east line of said Northeast Quarter; thence North 00° 39’ 20” East, along said east line, a distance of 467.71 feet, to the point of beginning.

Tract 52

Fee Owner: Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008; and Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008

File Number: 01040-21106u

PIN: 05-0118-000

South Half of the Southeast Quarter (S1/2 of SE1/4) of Section 23, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County Minnesota.

Tract 53

Fee Owner: Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008; and Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008

File Number: 01040-21106u

PIN: 05-0119-000

Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4), Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 54

Fee Owner: Richard A. Olsen and Glenda K. Olsen, Trustees of the Richard A. Olsen and Glenda K. Olsen Revocable Living Trust dated March 13, 2015

File Number: 01040-21107f

PIN: 05-0120-000

Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 55

Fee Owner: Bruce H. Dushack and Judith A. Dushack, Trustees of the Bruce H. Dushack & Judith A. Dushack Revocable Trust UTD 9/7/11 FBO Same

File Number: 01040-21100d

PIN: 05-0121-000

North Half of the Northeast Quarter (N1/2 of NE1/4) of Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 56

Fee Owner: Richard A. Olsen and Glenda K. Olsen, Trustees of the Richard A. Olsen and Glenda K. Olsen Revocable Living Trust dated March 13, 2015

File Number: 01040-21107f

PIN: 05-0123-000

East Half of the Northwest Quarter (E1/2 of NW1/4), and the South half of the Northeast Quarter (S1/2 of NE1/4) of Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota,

Save and Except

That portion that was sold to the State of Minnesota, described as follows: All that part of the South half of the Northeast quarter (S1/2 NE1/4) of Section 24, Township 113 North, Range 46 West of the fifth principal meridian lying Easterly and Southerly of the following described lines:

Commencing at the East quarter corner of said Section 24, Thence North 89 degrees 48 minutes West 2116.4 feet on and along the East-West Quarter line of said Section 24 to the point of beginning; Thence North 05 degrees 09 minutes East 511.9 feet; Thence North 39 degrees 19 minutes East 323.4 feet;

Thence North 85 degrees 24 minutes East 440.1 feet; Thence North 26 degrees 26 minutes East 372.0 feet; Thence North 03 degrees 18 minutes East 191.8 feet to the North one-sixteenth (1/16th) line of said Section 24 and there terminating, containing 52.8 acres, more or less;

Tract 57

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 05-0124-000

The West Half of the Southwest Quarter (W1/2 SW1/4) in Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, County of Lincoln, State of Minnesota.

Tract 58

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 05-0125-000

The East Half of the Southwest Quarter (E1/2 SW1/4) in Section 24, Township 113 North, Range 46 West of the Fifth Principal Meridian, County of Lincoln, State of Minnesota.

Tract 59

Fee Owner: Wendy J. Sterzinger f/k/a Wendy J. Schalek f/k/a Wendy Jean Schalek f/k/a Wendy Jean Schalek-Rouse f/k/a Wendy Rouse and William Sterzinger, wife and husband

File Number: 01040-21111j

PIN: 05-0126-010

The Southeast Quarter (SE1/4) of Section 24 in Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the North Half of the Southeast Quarter (N1/2 of SE1/4), Section 24, Township 113 North, Range 46 West of the fifth Principal Meridian, Lincoln County, Minnesota, bounded by the following described lines: to find the point of beginning, commence at the East quarter corner of said Section 24, thence North 89° 48’ West, 453.7 feet along the east-west quarter line of said Section 24 to the point of beginning; thence North 89° 48’ West, 1650.0 feet along the east-west quarter line of said Section 24, thence South 00° 12’ West, 792.0 feet, thence South 89° 48’ East, 1650.0 feet, thence North 00° 12’ East, 792.0 feet to the point of beginning;

Also Save and Except

The East 650 feet of the South 460 feet of the Southeast Quarter (SE1/4) of Section 24, in Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 60

Fee Owner: Wendy J. Sterzinger f/k/a Wendy J. Schalek f/k/a Wendy Jean Schalek f/k/a Wendy Jean Schalek-Rouse f/k/a Wendy Rouse and William Sterzinger, wife and husband

File Number: 01040-21111h

PIN: 05-0131-000

The East Half of the Northeast Quarter (E1/2 of NE1/4) of Section 25 in Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the East half of the Northeast quarter (E1/2 of NE1/4), Section 25, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded by the following described lines: to find the point of beginning commence at the north-east corner of said Section 25, thence North 89° 54’ West, 1335.5 feet along north line of said Section 25 to the east 1/16 corner of said section, thence South 00° 39’ East, 594.0 feet along east 1/16 line of said Section 25 to the point of beginning; thence South 00° 39’ East, 1336.4 feet along east 1/16 line of said Section 25, thence North 43° 39’ East, 637.8 feet, thence North 00° 39’ West, 874.1 feet, thence North 89° 54’ West, 445.5 feet to the point of beginning.

Tract 61

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0133-000

The West Half of the Southwest Quarter of Section 25, Township 113 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 62

Fee Owner: Raymond P. Lacek and Theresa Lacek, husband and wife

File Number: 01040-21103w

PIN: 05-0134-000

The East half of the Southwest quarter (E1/2 of SW1/4) of Section 25, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 63

Fee Owner: William Sterzinger and Wendy Schalek n/k/a Wendy Sterzinger, husband and wife as successors in interest to Barbara A. Schalek, a single person; and William Sterzinger and Wendy Schalek n/k/a Wendy Sterzinger, husband and wife

File Number: 01040-21111k

PIN: 05-0135-000

Southeast Quarter (SE1/4) of Section 25, Township 113 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

From the Southeast quarter of the Southeast quarter (SE1/4 of SE1/4) of said Section 25, the school house lot heretofore conveyed to School District No. 72 by deed recorded in the Office of the County Recorder of said Lincoln County, Minnesota, in Volume “39” of Deeds on page 443, being the same real estate conveyed to the Union Central Life Insurance Company by Sheriff’s Certificate dated October 9, 1936, and recorded in Volume “57” of Deeds on page 244 of the Records of Lincoln County, Minnesota,

Also Save and Except

The following described parcel: Commencing at a point on the East section line of Section 25, 841.50 feet Northerly of the southeast corner of the Southeast quarter of the Southeast quarter (SE1/4 of SE1/4) of said Section 25; thence Westerly at a right angle to said section line a distance of 417.0 feet; thence Northerly at a right angle a distance of 560.0 feet; thence Easterly at a right angle a distance of 417.0 feet, more or less, to a point on the East section line of said Section 25; thence Southerly along said section line a distance of 560.0 feet, more or less, to the point of beginning; with a right of access for ingress and egress for the sellers, their agents, visitors, successors and/or assigns, to the excepted premises described above over the approach and driveway to the property.

AND

All that part of the Southeast Quarter (SE1/4) of Section 25, Township 113 North of Range (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at a point on the East section line of Section 25, 841.50 feet Northerly of the southeast corner of the Southeast quarter of the Southeast quarter (SE1/4 of SE1/4) of said Section 25; thence Westerly at a right angle to said section line a distance of 417.0 feet; thence Northerly at a right angle a distance of 560.0 feet; thence Easterly at a right angle a distance of 417.0 feet, more or less, to a point on the East section line of said Section 25; thence Southerly along said section line a distance of 560.0 feet, more or less, to the point of beginning; with a right of access for ingress and egress for the sellers, their agents, visitors, successors and/or assigns, to the excepted premises described above over the approach and driveway to the property.

Tract 64

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0136-000

Northwest Quarter excepting therefrom the East 8 rods of the North 20 rods of Section 26, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 65

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0137-000

Northeast Quarter and the East 8 rods of the North 20 rods of the Northwest Quarter of Section 26, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 66

Fee Owner: Daniel R. Christianson, as Trustee, and Joanne M. Christianson, as Trustee, or the successor(s) in Trust, under the Christianson Revocable Trust Agreement dated 18 April, 2006

File Number: 01040-21099e

PIN: 05-0138-000

Southwest Quarter of Section 26, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 67

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0139-000

The Southeast Quarter of Section 26, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 68

Fee Owner: Mark D. Thooft and Lori L. Thooft, husband and wife

File Number: 01040-21111r

PIN: 05-0140-000

The Northwest Quarter (NW1/4) and the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section 27 in Township 113 North, Range 46 west of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 69

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0141-000

Northeast Quarter of the Northeast Quarter of Section 27, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 70

Fee Owner: Kathleen M. Utke and Thomas H. Utke, as Co-Trustees of the Kathleen M. Utke Revocable Living Trust dated the 29th day of July, 2014; David Christianson, a single person; and Edna G. Christianson, a single person

File Number: 01040-21099k

PIN: 05-0142-000

The South Half of the Northeast Quarter (S1/2 of NE1/4), and the Southeast Quarter (SE1/4), Section 27, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 71

Fee Owner: Daniel R. Christianson, as Trustee, and Joanne M. Christianson, as Trustee, or the successor(s) in Trust, under the Christianson Revocable Trust Agreement dated 18 April, 2006

File Number: 01040-21099e

PIN: 05-0143-000

The North Half of the Southwest Quarter (N1/2 of SW1/4), Section 27, Township 113, Range 46, Lincoln County, Minnesota

Tract 72

Fee Owner: Daniel R. Christianson, as Trustee, and Joanne M. Christianson, as Trustee, or the successor(s) in Trust, under the Christianson Revocable Trust Agreement dated 18 April, 2006

File Number: 01040-21099e

PIN: 05-0144-000

The South Half of the Southwest Quarter (S1/2 of SW1/4), Section 27, Township 113, Range 46, Lincoln County, Minnesota

Save and Except

Commencing at the South Quarter Corner of said Section 27; thence North 90° 00’ 00” West along the South line of said Southwest Quarter for a distance of 353.75 feet to the Point of Beginning; thence North 90° 00’ 00” West along said South line of Southwest Quarter for a distance of 147.58 feet; thence North 00° 00’ 00” East for a distance of 147.58 feet; thence South 90° 00’ 00” East for a distance of 147.58 feet; thence South 00° 00’ 00” West for a distance of 147.58 feet to the Point of Beginning.

The bearing of the South line of said Southwest Quarter is assumed to be North 90° 00’ 00” West.

Tract 73

Fee Owner: Janice K. Moen a/k/a Janice Moen and Jeffry L. Moen, wife and husband; Charles R. Anderson, as Trustee of the Charles R. Anderson Irrevocable Trust dated the 3rd day of June, 2015; and Joyce M. Anderson, as Trustee of the Joyce M. Anderson Irrevocable Trust dated the 3rd day of June, 2015

File Number: 01040-21104v

PIN: 05-0154-000

The West One-Half of the Northwest Quarter (W1/2 of NW1/4); and the Southwest Quarter (SW1/4); and Government Lots 2, 3 and 4, all in Section 29, Township 113 North, Range 46, West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 74

Fee Owner: Jeffrey L. Moen a/k/a Jeff Moen and Janice K. Moen a/k/a Janice Moen a/k/a Jan Moen, husband and wife

File Number: 01040-21104w

PIN: 05-0154-010

Government Lot 1, Section 29, Township 113 North, Range 46 West of the Fifth Principal Meridian., Lincoln County, Minnesota

Tract 75

Fee Owner: Jeffrey L. Moen a/k/a Jeff Moen and Janice K. Moen a/k/a Janice Moen a/k/a Jan Moen, husband and wife

File Number: 01040-21104w

PIN: 05-0155-000

Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4), Section 29, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 76

Fee Owner: Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 05-0156-000

Government Lot Five (5) in Section Twenty-nine (29), Township One Hundred Thirteen (113) North of range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 77

Fee Owner: Laura Sherman, a single person

File Number: 01040-21109t

PIN: 05-0157-000

All that part of the Northeast Quarter (NE1/4), Section 30, Township 113 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Northeast Quarter; Thence North 00° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Northeast Quarter, a distance of 804.77 feet; Thence North 88° 30’ 46” West a distance of 501.35 feet to the point of beginning; Thence continuing North 88° 30’ 46” West a distance of 545.28 feet; Thence North 00° 18’ 22” East a distance of 403.71 feet; Thence North 03° 51’ 53” West a distance of 255.41 feet; Thence South 89° 01’ 56” East a distance of 588.49 feet; Thence South 02° 26’ 27” West a distance of 663.35 feet to the point of beginning.

Together with A 30 foot ingress and egress easement lying northerly of and adjacent to the following described line: Commencing at the southeast corner of the above described tract; Thence North 02° 26’ 27” East, along the east line of the above described tract, a distance of 299.85 feet to the point of beginning of said line to be described; Thence South 87° 29’ 31” East a distance of 319.32 feet to the westerly right of way line of Minnesota Trunk Highway Number 271, said line there terminating.

The North line of said easement is to be prolonged or shortened to begin on the east line of the above described tract and terminate on said westerly right of way line.

Tract 78

Fee Owner: Laura Sherman, a single person

File Number: 01040-21109t1

PIN: 05-0157-005

All that part of the Northeast Quarter of Section 30, Township 113 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Northeast Quarter; Thence North 00° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Northeast Quarter, a distance of 804.77 feet; Thence North 88° 30’ 46” West a distance of 501.35 feet; Thence North 02° 26’ 27” East a distance of 329.85 feet to the point of beginning; Thence South 87° 29’ 31” East a distance of 307.90 feet to a point on the westerly right of way line of Minnesota Trunk Highway Number 271, said point hereafter known as Point A;

Beginning again at said point of beginning; Thence North 02° 26’ 27” East a distance of 333.50 feet; Thence South 89° 01’ 56” East a distance of 134.12 feet to a point on said westerly right of way line; Thence southeasterly, along said westerly right of way line, along a non-tangential curve, concave to the southwest, having a central angle of 11° 52’ 08”, a radius of 1835.08 feet, an arc length of 380.14 feet, and a chord that bears South 24° 49’ 20” East, to said Point A, said description there terminating.

Tract 79

Fee Owner: Gordon W. Ommen and Jerilynn Ommen, husband and wife

File Number: 01040-21108b

PIN: 05-0157-010

Northeast quarter of Section 30, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Commencing at the southeast corner of said Northeast Quarter; thence North 00° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Northeast quarter, a distance of 804.77 feet; thence North 88° 30’ 46” West a distance of 501.35 feet to the point of beginning; thence continuing North 88° 30’ 46” West a distance of 545.28 feet; thence North 00° 18’ 22” East a distance of 403.71 feet; thence North 03° 51’ 53” West a distance of 255.41 feet; thence south 89° 01’ 56” East a distance of 588.49 feet; thence south 02° 26’ 27” West a distance of 663.35 feet to the point of beginning.

Together with a 30 foot ingress and egress easement lying northerly of and adjacent to the following described line: Commencing at the southeast corner of the above described tract; thence North 02° degrees 26’ minutes 27” seconds East, along the east line of the above described tract, a distance of 299.85 feet to the point of beginning of said line to be described; thence South 87’ degrees 29’ minutes 31” seconds East a distance of 319.32 feet to the westerly right of way line of Minnesota Trunk Highway Number 271, said line there terminating. The north line of said easement is to be prolonged or shortened to begin on the east line of the above described tract and terminate on said westerly right of way line.

Also Save and Except

All that part of the Northeast quarter of Section 30, commencing at the southeast corner of said Northeast quarter; thence North 00° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Northeast quarter, a distance of 804.77 feet; thence North 88° 30’ 46” West a distance of 501.35 feet; thence North 02° 26’ 27” East a distance of 329.85 feet to the point of beginning; thence South 87° 29’ 31” East a distance of 307.90 feet to a point on the westerly right of way line of Minnesota Trunk Highway Number 271, said point hereafter known as Point A; beginning again at said point of beginning; thence North 02° 26’ 27” East a distance of 333.50 feet; thence South 89° 01’ 56” East a distance of 134.12 feet to a point on said westerly right of way line; thence southeasterly, along said westerly right of way line, along a non-tangential curve, concave to the southwest, having a central angle of 11° 52’ 08°, a radius of 1835.08 feet, an arc length of 380.14 feet, and a chord that bears South 24 ° 49’ 20” East, to said Point A, said description there terminating.

Tract 80

Fee Owner: John Hindbjorgen, a married person, as successor in interest to John Hindbjorgen, as Personal Representative of the estate of Audrey Ann Hindbjorgen aka Audrey Hindbjorgen

File Number: 01040-21101f

PIN: 05-0158-000

Southeast Quarter (SE1/4), Section 30 of Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That portion bounded by the following described lines, to-wit: Beginning at the South corner of said Section 30; thence North 00° 24’ 10” East, 1307.87 feet on and along the North-South Quarter line of said Section 30; thence South 60° 07’ 13” East, 696.32 feet; thence South 02° 01’ 28” West, 964.93 feet to a point on the South line of said Section 30; thence North 89° 39’ 54” West, 413.24 feet on and along said South line of Section 30; thence South 00° 10’ 04” West, 1126.89 feet thence South 32° 08’ 58” East 228.33 feet to a point on the North sixteenth line of said Section 31; thence Westerly on and along said North sixteenth line to its intersection with the North-South quarter line of said Section 31; thence Northerly on and along said North-South quarter line to the North quarter corner of said Section 31 and the point of beginning.

Tract 81

Fee Owner: Daniel N. Konz and Debra L. Konz, husband and wife

File Number: 01040-21103d

PIN: 05-0160-000

Government Lots 1 and 2, Section 30, Township 113 North, Range 46 West of the Fifth Principal Meridian., Lincoln County, Minnesota

Save and Except

The South 1,684 feet of Lot 2, Section 30, Township 113 North, Range 46 West of the Fifth Principal Meridian., Lincoln County, Minnesota

Being Abstract Land

Tract 82

Fee Owner: Lola Hindbjorgen, Trustee of the Lola Hindbjorgen Revocable Living Trust, dated September 1, 2016

File Number: 16000332597-3/17000330424-231

PIN: 05-0162-000

The Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of Section 31, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 83

Fee Owner: John Hindbjorgen, a married person, as successor in interest to John Hindbjorgen, as Personal Representative of the estate of Audrey Ann Hindbjorgen aka Audrey Hindbjorgen

File Number: 01040-21101f

PIN: 05-0164-000

Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4), of Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That portion bounded by the following described lines, to-wit: Beginning at the South corner of said Section 30; thence North 00° 24’ 10” East, 1307.87 feet on and along the North-South Quarter line of said Section 30; thence South 60° 07’ 13” East, 696.32 feet; thence South 02° 01’ 28” West, 964.93 feet to a point on the South line of said Section 30; thence North 89° 39’ 54” West, 413.24 feet on and along said South line of Section 30; thence South 00° 10’ 04” West, 1126.89 feet thence South 32° 08’ 58” East 228.33 feet to a point on the North sixteenth line of said Section 31; thence Westerly on and along said North sixteenth line to its intersection with the North-South quarter line of said Section 31; thence Northerly on and along said North-South quarter line to the North quarter corner of said Section 31 and the point of beginning.

Tract 84

Fee Owner: John Hindbjorgen, a married person, as successor in interest to John Hindbjorgen, as Personal Representative of the estate of Audrey Ann Hindbjorgen aka Audrey Hindbjorgen

File Number: 01040-21101f

PIN: 05-0165-000

South Half of the Northeast Quarter (S1/2 of NE1/4), Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That part lying southerly and westerly of the following described lines: Beginning at the East quarter corner of Section 31; thence North 00° 30’ East, 33.0 feet on and along the East line of said section, thence South 88° 58’ West, 1320.9 feet; thence North 42° 24’ West, 232.7 feet; thence North 04° 45’ West, 100.0 feet; thence South 88° 44’ West, 197.0 feet; thence North 21° 44’ West, 565.0 feet; thence North 89° 00’ West, 104.8 feet thence North 10° 32’ West, 482.8 feet to a point on the North 1/16 line of said section and there terminating;

Also Save and Except

That part of the South half of the Northeast quarter of Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, described as follows: Commencing at the east quarter corner of said Section 31; thence North 00° 30’ east a distance of 33 feet, on and along the east line of said section; thence South 88° 58’ west a distance of 1320.9 feet; thence North 42° 24’ west a distance of 232.7 feet; thence North 04° 45’ west a distance of 100.0 feet to the point of beginning; thence South 88° 44’ west a distance of 197.0 feet; thence North 21° 44’ west a distance of 565.0 feet; thence East a distance of 405.0 feet; thence South a distance of 523.0 feet to the point of beginning.

Tract 85

Fee Owner: Charles M. Nygaard and Julie Nygaard, husband and wife

File Number: 01040-21106b

PIN: 05-0167-000

The South Half of the Southeast Quarter (S1/2 of SE1/4), Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 86

Fee Owner: John Hindbjorgen, a married person, as successor in interest to John Hindbjorgen, as Personal Representative of the estate of Audrey Ann Hindbjorgen aka Audrey Hindbjorgen

File Number: 01040-21101f

PIN: 05-0168-000

North Half of the Southeast Quarter (N1/2 of SE1/4), and North Half (N1/2) of Lot 2, all in Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota;

Save and Except

All that part of the North Half of the Southeast Quarter (N1/2 of SE1/4) and that part of the North Half (N1/2) of Government Lot 2, Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, bounded by the following described lines; Commencing at the east quarter corner of said Section 31, thence South 88° 58’ West, 992.0 feet on and along the east-west quarter line of said section to the point of beginning; thence South 03°’ 57 West, 165.7 feet; thence South 47° 11’ East, 468.3 feet; thence South 20°’ 31 East, 233.9 feet; thence South 54° 17’ East, 200.0 feet; thence South 00° 00’ East, 72.9 feet; thence South 88° 45’ West, 800.0 feet; thence North 00° 00’ East, 150.0 feet; thence North 90° 00’ West, 281.9 feet; thence South 00° 00’ East, 317.2 feet; thence South 88° 51’ West, 275.0 feet; thence North 10° 00’ West, 165.0 feet; thence South 88° 45’ West, 1320.0 feet, to a point on the West line of said section; thence North 00° 49’ East 910.5 feet on and along said West line to the North line of said section thence North 88° 58’ East, feet on and along said north line to the point of beginning.

Being Abstract Land.

Tract 87

Fee Owner: Charles M. Nygaard and Julie Nygaard, husband and wife

File Number: 01040-21106b

PIN: 05-0170-000

The South Half (S1/2) of Government Lot 2, Section 31, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 88

Fee Owner: Lola Hindbjorgen, Trustee of the Lola Hindbjorgen Revocable Living Trust, dated September 1, 2016

File Number: 16000332597-2/ 17000330424-233

PIN: 05-0171-000

The Westerly 520 feet of the Northerly 1,079 feet of the Northwest Quarter of Section 32, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 89

Fee Owner: Janice K. Moen a/k/a Janice Moen and Jeffry L. Moen, wife and husband; Charles R. Anderson, as Trustee of the Charles R. Anderson Irrevocable Trust dated the 3rd day of June, 2015; and Joyce M. Anderson, as Trustee of the Joyce M. Anderson Irrevocable Trust dated the 3rd day of June, 2015

File Number: 01040-21104u

PIN: 05-0172-000

The East One-Half of the Northeast Quarter (E1/2 of NE1/4) and the East 30 rods of the West Half of the Northeast Quarter (W1/2 of NE1/4) of Section 32, Township 113 North, Range 46, West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That part described as follows, to wit: Commencing at a point 19 rods West of the Northwest corner of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of said Section 32, thence South 20 rods, thence East 32 rods, thence North 20 rods, thence West along the North section line 32 rods to point of beginning, said lines being parallel to the North and East lines of said Section 32

Also Save and Except

All that part of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of Section 32, Township 113 North, Range 46 West, being more particularly described as follows:

Commencing at a point on the North line of said Northeast Quarter (NE1/4) which is 313.50 feet West of the Northwest corner of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE 1/4); thence South 00° 29’ 07” West, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum parallel to the East line of said Northeast Quarter (NE1/4) a distance of 330.00 feet; thence South 89° 48’ 07” East, parallel to the North line of said Northeast Quarter (NE1/4) a distance of 528.00 feet to the point of beginning; thence North 00° 29’ 07” East, parallel to the east line of said Northeast Quarter (NE1/4), a distance of 330.00 feet to a point on the North line of said Northeast Quarter; thence South 89° 48’ 07” East, along said North line, a distance of 14.00 feet; thence South 00° 29’ 07” West, parallel to the East line of said Northeast Quarter (NE1/4), a distance of 330.00 feet; thence North 89° 48’ 07” West, parallel to the North line of said Northeast Quarter (NE 1/4) a distance of 14.00 feet to the point of beginning.

Tract 90

Fee Owner: John Hindbjorgen, a married person, as successor in interest to John Hindbjorgen, as Personal Representative of the estate of Audrey Ann Hindbjorgen aka Audrey Hindbjorgen

File Number: 01040-21101f

PIN: 05-0174-000

The West half of the Northeast quarter (W1/2 NE1/4) EXCEPT the East Thirty (30) Rods of the West Half of the Northeast Quarter of Section Thirty-two (32) in Township One hundred thirteen (113) North of Range Forty six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 91

Fee Owner: Lola Hindbjorgen, Trustee of the Lola Hindbjorgen Revocable Living Trust, dated September 1, 2016

File Number: 17000330424-232/16000332597-1

PIN: 05-0175-000

The Northwest Quarter (NW1/4) of Section 32, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The Westerly 520 feet of the Northerly 1,079 feet of the Northwest Quarter of Section 32, Township 113, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 92

Fee Owner: Christopher Nelson and Julie Nelson, husband and wife

File Number: 01040-21105h

PIN: 05-0176-000

The Southwest quarter (SW1/4), Section 32, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 93

Fee Owner: Lyle Skorseth and Kristine M. Skorseth, husband and wife

File Number: 01040-21110c

PIN: 05-0177-000

The Southeast Quarter (SE1/4) of Section 32 in Township 113 North, Range 46 West of the Fifth Principal Meridian; Lincoln County, Minnesota

Save and Except

A tract of land located in the Southeast Quarter (SE1/4), Section 32, Township 113 North, Range 46 West, Lincoln County, Minnesota, described as follows: Commencing at the Southeast corner of said Southeast Quarter, thence North 90° 00’ 00” West, assumed bearing, along the south line of said Southeast Quarter 1036.00 feet to a point on the center line of County State Aid Highway Number 1, said point being the point of beginning; thence continuing North 90° 00’ 00” West along said south line 563.08 feet; thence North 00° 00’ 00” East 1040.00 feet; thence North 90° 00’ 00” East, parallel with said south line 961.60 feet to a point on said center line of County State Aid Highway Number 1; thence South 20° 58’ 00” West along said center line 1113.74 feet to the point of beginning. Said tract of land is subject to any existing highways, roadways, or easements.

Tract 94

Fee Owner: Lyle Skorseth and Kristine M. Skorseth, husband and wife

File Number: 01040-21110c

PIN: 05-0177-010

A tract of land located in the Southeast Quarter of Section 32, Township 113 North, Range 46 West, Lincoln County, Minnesota, described as follows: Commencing at the Southeast corner of said Southeast Quarter, thence North 90° 00’ 00” West, assumed bearing, along the south line of said Southeast Quarter 1036.00 feet to a point on the center line of County State Aid Highway Number 1, said point being the point of beginning; thence continuing North 90° 00’ 00” West along said south line 563.08 feet; thence North 00° 00’ 00” East 1040.00 feet; thence North 90° 00’ 00” East, parallel with said south line 961.60 feet to a point on said center line of County State Aid Highway Number 1; thence South 20° 58’ 00” West along said center line 1113.74 feet to the point of beginning. Said tract of land is subject to any existing highways, roadways, or easements.

Tract 95

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0178-000

West Half of the Northwest Quarter, Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 96

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0179-000

Northwest Quarter of the Northeast Quarter of Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 97

Fee Owner: Kathleen M. Utke and Thomas H. Utke, as Co-Trustees of the Kathleen M. Utke Revocable Living Trust dated the 29th day of July, 2014; David Christianson, a single person; and Edna G. Christianson, a single person

File Number: 01040-21099k

PIN: 05-0179-010

The Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4), and the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4), and the East Half of the Northwest Quarter (E1/2 of NW1/4), Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 98

Fee Owner: John O. Olson a/k/a John Olson and Denise I. Olson a/k/a Denise Olson, husband and wife

File Number: 01040-21106x

PIN: 05-0179-020

Southwest Quarter of the Northeast Quarter of Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 99

Fee Owner: Neva M. Vizecky, a single person, as successor in interest to Neva M. Vizecky, a single person; and Christian Vizecky as attorney-in-fact for Lucille Anderson

File Number: 01040-21098d

PIN: 05-0180-000

Commencing at a point 19 rods West of the Northwest corner of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of said Section 32, thence South 20 rods, thence East 32 rods, thence North 20 rods, thence West along the North Section line 32 rods to a point of beginning, said lines being parallel to the North and East lines of said Section 32, all in Township 113 North, Range 46 West of the Fifth Principal Meridian, together with the North 18 acres of the West Half of the West Half of the Southwest Quarter (W1/2 W1/2 of SW1/4) of Section

Numbered 33 in Township 113 North, Range 46 West of the Fifth Principal Meridian in the County of Lincoln, Minnesota.

Being Abstract Land.

Tract 100

Fee Owner: Dale G. Anderson, a/k/a Dale Glen Anderson, a single person

File Number: 01040-21098c

PIN: 05-0180-010

The West Half of the West Half of the Southwest Quarter (W1/2 of W1/2 of SW1/4) of Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The North 18 acres thereof, Section 33, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 101

Fee Owner: George Bukovich and M. Jean Bukovich as Trustees of the George and M. Jean Bukovich Joint Living Trust dated May 27, 2015; and JoAnn Virshek and Martin Virshek, wife and husband

File Number: 01040-21112a

PIN: 05-0181-000

The East half of the Southwest quarter (E1/2 SW1/4) and the East half of the West half of the Southwest quarter (E1/2 W1/2 SW1/4) of Section Thirty-Three (33), Township One Hundred Thirteen (113) North, Range Forty-six (46) West of the 5th P.M., EXCEPT 19 acres sold as described in that document recorded in Book 75 of Deeds, page 379.

Tract 102

Fee Owner: Daniel R. Christianson, as Trustee, and Joanne M. Christianson, as Trustee, or the successor(s) in Trust, under the Christianson Revocable Trust Agreement dated 18 April, 2006

File Number: 01040-21099e

PIN: 05-0185-000

The Northeast Quarter of Section 34 of Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 103

Fee Owner: Mark D. Thooft and Lori L. Thooft, husband and wife

File Number: 01040-21111q

PIN: 05-0186-000

Southwest Quarter (SW1/4) of Section 34, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 104

Fee Owner: Margaret Olson and John O. Olson as trustees of the Omey Olson and Margaret Olson Revocable Living Trust dated March 14, 2007; John Olson and Denise Olson, husband and wife

File Number: 01040-21107z

PIN: 05-0187-000

Southeast Quarter (SE1/4) of Section 34, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 105

Fee Owner: Daniel R. Christianson, as Trustee, and Joanne M. Christianson, as Trustee, or the successor(s) in Trust, under the Christianson Revocable Trust Agreement dated 18 April, 2006

File Number: 01040-21099e

PIN: 05-0188-000

The Northwest Quarter of Section 35, Township 113 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Tract 106

Fee Owner: David B. Olson and Gaylyne F. Olson, husband and wife

File Number: 01040-21107q

PIN: 05-0189-000

The Northeast Quarter (NE1/4) and the North Half of the Southeast Quarter (N1/2 of SE1/4), Section 35, Township 113 North, Range 46 West, Lincoln County, Minnesota.

Tract 107

Fee Owner: Greg Olson, a single person, as buyer; Margaret Olson and John O. Olson, as trustees of the Omey Olson and Margaret Olson Revocable Living Trust dated March 14, 2007 as seller; as successors in interest to Omey J. Olson and John O. Olson as trustees of the Omey Olson and Margaret Olson Revocable Living Trust dated March 14, 2007

File Number: 01040-21108a

PIN: 05-0190-000

Southwest Quarter (SW1/4) of Section 35, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 108

Fee Owner: Ron Dean Johnson, Successor Trustee and Gary Lee Johnson, Successor Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012 as successors in interest to Ruth L.Y. Johnson, Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 05-0191-000

South Half of the Southeast Quarter (S1/2 of SE1/4) of Section 35, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 109

Fee Owner: Raymond P. Lacek and Theresa Lacek, husband and wife

File Number: 01040-21103x

PIN: 05-0192-000

The North Half of the Northwest Quarter (N1/2 of NW1/4) and Northwest Quarter of Northeast Quarter (NW1/4 of NE1/4), Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 110

Fee Owner: David B. Olson and Gaylyne F. Olson, husband and wife

File Number: 01040-21107q

PIN: 05-0194-000

Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) in Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 111

Fee Owner: Ron Dean Johnson, Successor Trustee and Gary Lee Johnson, Successor Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012 as successors in interest to Ruth L.Y. Johnson, Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 05-0195-000

Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 112

Fee Owner: George Bukovich and M. Jean Bukovich as Trustees of the George and M. Jean Bukovich Joint Living Trust dated May 27, 2015; and JoAnn Virshek and Martin Virshek, wife and husband

File Number: 01040-21111x

PIN: 05-0196-000

The Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 113

Fee Owner: Alan D. Kamrath, a single person

File Number: 01040-21102w

PIN: 05-0197-000

The Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4), Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County Minnesota.

A30

Tract 114

Fee Owner: George Bukovich and M. Jean Bukovich as Trustees of the George and M. Jean Bukovich Joint Living Trust dated May 27, 2015; and JoAnn Virshek and Martin Virshek, wife and husband

File Number: 01040-21111y

PIN: 05-0198-000

The Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4), Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 115

Fee Owner: Alan D. Kamrath, a single person

File Number: 01040-21102w

PIN: 05-0199-000

The Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4), Section 36, Township 113 North, Range 46 West of the Fifth Principal Meridian, Lincoln County Minnesota.

Tract 116

Fee Owner: Bank Inn, LLC, a Minnesota limited liability company

File Number: 01040-20835c

PIN: 06-0003-000

Government Lots 4 and 5 and the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) and the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4), Section 1, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A tract of land located in the Northwest Quarter (NW1/4) of Section 1, Township 112 North, Range 46 West, Lincoln County, Minnesota being more particularly described as follows:

Beginning at the Northwest corner of said Northwest Quarter (NW1/4) thence South 00° 00’ 00” East, assumed bearing, along the West line of said Northwest Quarter 471.71 feet; thence South 85° 18’ 29” East 953.90 feet; thence South 36° 50’ 38” East 200.30 feet; thence South 58° 05’ 07” East 383.83 feet; thence South 00° 04’ 19” West 879.29 feet; thence North 87° 52’ 23” East 735 feet, more or less, to the shoreline of Steep Bank Lake; thence along the shoreline to a point on the North line of said Northwest Quarter; thence North 88° 57’ 04” West along said North line 2176 feet, more or less, to the Point of Beginning.

Tract 117

Fee Owner: Ron Dean Johnson, Successor Trustee and Gary Lee Johnson, Successor Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012 as successors in interest to Ruth L.Y. Johnson, Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 06-0007-000

Government Lots 3 and 4, Section 2, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 118

Fee Owner: Justin Matthew Carlson and Cassi Carlson, husband and wife

File Number: 17000330424-219

PIN: 06-0008-000

That part of Government Lot One (1) of Section Two (2), Township One Hundred twelve (112) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the northeast corner of Government Lot One (1) of said Section Two (2): thence North 90 degrees 00 minutes 00 seconds West, assumed bearing along the north line of the Northeast Quarter (NE1/4) of said Section, a distance of 533.00 feet to the point of beginning of the tract to be described; thence continuing North 90 degrees 00 minutes 00 seconds West, along said north line, a distance of 666.55 feet; thence South 00 degrees 30 minutes 36 seconds West a distance of 400.00 feet; thence South 36 degrees 10 minutes 06 seconds East a distance of 90.00 feet; thence South 67 degrees 53 minutes 35 seconds East a distance of 85.00 feet; thence North 86 degrees 20 minutes 55 seconds East a distance of 465.20 feet; thence North 00 degrees 00 minutes 04 seconds West a distance of 354.00 feet; thence North 89 degrees 59 minutes 56 seconds East a distance of 74.00 feet; thence North 00 degree 00 minutes 04 seconds west a distance of 121.00 feet to the point of beginning.

Tract 119

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011

File Number: 01040-21100w

PIN: 06-0008-005

Government Lots 1 and 2 and the North Half of the Southeast Quarter (N1/2 of SE1/4), Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That part of Government Lot 1, Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the Northeast corner of Government Lot 1 of said Section 2; thence North 90° 00’ 00” West, assumed bearing along the north line of the Northeast Quarter of said Section, a distance of 533.00 feet to the point of beginning of the tract to be described; thence continuing North 90° 00’ 00” West, along said north line, a distance of 666.55 feet; thence South 00° 30’ 36” West a distance of 400.00 feet; thence South 36° 10’ 06” East a distance of 90.00 feet; thence South 67° 53’ 35” East a distance of 85.00 feet; thence North 86° 20’ 55” East a distance of 465.20 feet; thence North 00° 00’ 04” West a distance of 354.00 feet; thence North 89° 59’ 56” East a distance of 74.00 feet; thence North 00° 00’ 04” west a distance of 121.00 feet to the point of beginning.

Being Abstract Land.

Tract 120

Fee Owner: George Bukovich and M. Jean Bukovich as Trustees of the George and M. Jean Bukovich Joint Living Trust dated May 27, 2015; and JoAnn Virshek and Martin Virshek, wife and husband

File Number: 01040-21111z

PIN: 06-0008-010

South Half of the Southeast Quarter (S1/2 of SE1/4), Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 121

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014 (Tract)

File Number: 01040-21109a

PIN: 06-0009-000

The West Half of the Southwest Quarter (W1/2 of SW1/4), Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 122

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014 (Option Agreement)

File Number: 01040-21109a

PIN: 06-0009-000

The West Half of the Southwest Quarter (W1/2 of SW1/4), Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 123

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014

File Number: 01040-21109a

PIN: 06-0010-000

The East Half of the Southwest Quarter (E1/2 of SW1/4), Section 2, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 124

Fee Owner: Christine Dickinson and Matthew Dickinson, wife and husband; Jennifer Ingram and Alan Ingram, wife and husband; Dan Allen, a single person; Katie Ettish and Nolan Ettish, wife and husband; David Allen and Lisa Allen, husband and wife; and Karen K. Allen, a married person

File Number: 01040-21098b

PIN: 06-0011-000

Government Lots 3 and 4, Section 3, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 125

Fee Owner: Margaret Olson and John O. Olson as trustees of the Omey Olson and Margaret Olson Revocable Living Trust dated March 14, 2007; and John O. Olson and Denise Olson, husband and wife

File Number: 01040-21107v

PIN: 06-0012-000

Government Lots 1 and 2, Section 3, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 126

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014

File Number: 01040-21109a

PIN: 06-0013-000

The North Half of the Southwest Quarter (N1/2 of SW1/4) of Section 3 in Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 127

Fee Owner: Darrel D. Johnson and Donna Johnson, husband and wife; and S & D Johnson Family, LLC, a Minnesota limited liability company

File Number: 01040-21102q

PIN: 06-0014-000

South half of the Southwest quarter (S1/2 of SW1/4) of Section 3, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 128

Fee Owner: Margaret Olson and John O. Olson as trustees of the Omey Olson and Margaret Olson Revocable Living Trust dated March 14, 2007; and John O. Olson and Denise Olson, husband and wife

File Number: 01040-21107v

PIN: 06-0015-000

The West half of the Southeast quarter (W1/2 of SE1/4), Section 3, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 129

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102b

PIN: 06-0015-010

East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 3, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 130

Fee Owner: Gregory J. Olson, a single person; John O. Olson and Denise I. Olson, husband and wife

File Number: 01040-21107t

PIN: 06-0016-000

All that part of Government Lots 2 and 3, Section 4, Township 112 North, Range 46 West, Lincoln County, Minnesota, lying easterly of the following described line:

Beginning at a point on the North line of said Section 4, which is 3662.82 feet West of the Northeast corner of said Section 4; Thence South 09° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, a distance of 238.29 feet; Thence South 47° 46’ 41” East a distance of 205.15 feet; Thence South 17° 19’ 28” East a distance of 490.74 feet; Thence South 00° 52’ 18” West a distance of 975 feet, more or less, to a point on the south line of said Government Lot 3, said line there terminating. Said tract is subject to any existing highways, roadways or easement.

Tract 131

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 06-0016-010

All that part of Government Lots 3 and 4, Section 4, Township 112 North, Range 46 West, Lincoln County, Minnesota, lying westerly of the following described line:

Beginning at a point on the North line of said Section 4, which is 3662.82 feet West of the Northeast corner of said Section 4; thence South 09° 31’ 20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, a distance of 238.29 feet; thence South 47° 46’ 41” East a distance of 205.15 feet; thence South 17° 19’ 28” East a distance of 490.74 feet; thence South 00° degrees 52’ minutes 18” seconds West a distance of 975 feet, more or less, to a point on the south line of said Government Lot 3, said line there terminating.

Tract 132

Fee Owner: Christine Dickinson and Matthew Dickinson, wife and husband; Jennifer Ingram and Alan Ingram, wife and husband; Dan Allen, a single person; Katie Ettish and Nolan Ettish, wife and husband; David Allen and Lisa Allen, husband and wife; and Michael N. Allen, a married person

File Number: 01040-21098a

PIN: 06-0017-000

Government Lot 1, Section 4, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 133

Fee Owner: Carrie Regehr Weller, a single person

File Number: 01040-21112c

PIN: 06-0018-000

The Southwest Quarter (SW1/4) of Section 4, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 134

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Alden Olsen and Janet Olsen, husband and wife; and Travis Olsen and Christina Olsen, husband and wife

File Number: 01040-21106s

PIN: 06-0019-000

The West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 4, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 4, Township 112 North, Range 46 West of the Fifth Principal Meridian lying within the three following described lines:

a) The Northerly line of the Southeast Quarter of the above described Section Four (4) extended Westerly to a point on the shore of the Lac Qui Parle River, which point is, on July 31, 1987, distant 2035 feet more or less from the Easterly section line of the above described Section Four;

b) The Easterly line of the West One-Half of the Southeast Quarter of the above described Section Four (4) extended Southerly to a point on the shore of the Lac Qui Parle River, which point is, on July 31, 1987, distant 764 feet, more or less, from the Northerly line of the Southeast Quarter (SE1/4) of the above described Section;

c) The Shore of the Lac Qui Parle River, including all riparian rights.

Tract 135

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014

File Number: 01040-21109a

PIN: 06-0020-000

The East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 4 in Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota and All that part of the West One-Half of the Southeast Quarter (W1/2 of SE1/4) of Section 4, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota lying within the three following described lines:

a) The Northerly line of the Southeast Quarter of the above-described Section 4 extended Westerly to a point on the shore of the Lac Qui Parle River, which point is, on July 31, 1987, distant 2035 feet, more or less, from the easterly section line of the above-described Section Four;

b) The easterly line of the West Half of the Southeast Quarter (W1/2 of SE1/4) of the above described Section 4 extended Southerly to a point on the shore of the Lac Qui Parle River, which point is, on July 31, 1987, distant 764 feet, more or less, from the Northerly line of the Southeast Quarter (SE1/4) of the above-described section;

c) The shore of the Lac Qui Parle River, Including all riparian rights, approximately 4.2 acres.

Tract 136

Fee Owner: Aaron Moravetz and Kendra Moravetz, husband and wife; and James Moravetz and Crystal Moravetz, husband and wife

File Number: 01040-21105c

PIN: 06-0021-000

Government Lot 4 of Section 5, Township 112 North, Range 46 West, Lincoln County, Minnesota

Save and Except

The easterly 374 feet of the northerly 816 feet thereof

Being Abstract Land.

Tract 137

Fee Owner: Aaron J. Moravetz and Kendra L. Moravetz f/k/a Kendra L. Kluckman, husband and wife

File Number: 01040-21105a

PIN: 06-0021-005

Easterly 374 feet of the Northerly 816 feet of Government Lot 4, Section 5, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Being Abstract Land.

Tract 138

Fee Owner: Wanda J. Thoreson and Larry F. Thoreson, wife and husband

File Number: 01040-21111s

PIN: 06-0022-010

Lot 1 and the East Half (E1/2) of Lot 2, Section 5, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 139

Fee Owner: Darold B. Laabs and Helen A. Laabs, Trustees, or their successors in trust, under the Darold & Helen Laabs Living Trust dated September 21, 2013, and any amendments thereto

File Number: 01040-21103k

PIN: 06-0023-000

West half of the Southeast quarter (W1/2 of SE1/4) of Section 5, Township 112 North, Range 46 West of the Fifth Principal Meridian; Lincoln County, Minnesota, as shown by instrument recorded in Book 110 of Deeds on page 437 in the office of the County Recorder of Lincoln County, Minnesota.

Tract 140

Fee Owner: Ronald D. Rybinski, a single person, as successor in interest to Ronald D. Rybinski and Judy G. Rybinski, husband and wife

File Number: 01040-21109q

PIN: 06-0024-000

East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 5, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 141

Fee Owner: Charles M. Nygaard and Julie Nygaard, husband and wife

File Number: 01040-21106b

PIN: 06-0027-000

Lots 2, 3 and 4, Section 6, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 142

Fee Owner: Theodore L. Nelson and Lisa Nelson, husband and wife

File Number: 01040-21105q

PIN: 06-0028-000

All that part of the Southeast Quarter (SE1/4) of Section 6, Township 112 North, Range 46 West, being more particularly described below:

Beginning at the Southeast corner of said Southeast Quarter; Thence North 89° 00’ 06” West, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the South line of said Southeast Quarter, a distance of 1025.00 feet; Thence North 03° 43’ 00” West a distance of 930.00 feet; Thence North 89° 15’ 06” East a distance of 1075.00 feet, to a point on the East line of said Southeast Quarter; Thence South 00° 36’ 36” East, along said East line, a distance of 960.00 feet to the point of beginning, Lincoln County, Minnesota.

Tract 143

Fee Owner: Linda K. Nelson, Jeanine L. Coners, and Theodore L. Nelson, as Trustees of the Curtis A. Nelson Family Trust dated March 6, 2008; and Linda K. Nelson as Trustee of the Linda K. Nelson Revocable Living Trust dated October 12, 2007

File Number: 01040-21105r

PIN: 06-0028-010

The Southeast Quarter (SE1/4) and Government Lot 1, Section 6, Township 112 North, Range 46 West of Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That portion described as follows: Commencing at the Northwest corner of the Southeast Quarter (SE 1/4) of said Section 6; thence running South along the quarter line a distance of 58 rods; thence running East on a line parallel with the Section Line between Sections 6 and 7, a distance of 11 rods; thence running North on a line parallel with the West line of said Southeast Quarter (SE 1/4) of Section 6 a distance of 58 rods to its intersection with the North line of said Southeast Quarter (SE1/4) of Section 6; thence running direct West on said Quarter line to place of beginning, subject to highway easements of record.

Also Save and Except

All that part of the Southeast Quarter of Section 6, Township 112 North, Range 46 West being more particularly described below:

Beginning at the southeast corner of said Southeast Quarter; thence North 89° 00’ 06” West, bearing Based on Minnesota State Plain Coordinate System Lincoln County Datum, along the south line a said Southeast Quarter, a distance of 1025.00 feet; thence North 03° 43’ 00” West a distance of 930.00 feet; thence North 89° 15’ 06” East a distance of 1075.00 feet, to a point on the east line of said Southeast Quarter; thence South 00° 36’ 36” East, along said east line, a distance of 960.00 feet to the point of beginning.

Tract 144

Fee Owner: Nathan J. Nelson and Jodi Nelson, husband and wife

File Number: 01040-21105g

PIN: 06-0029-000

Government Lots 5 and 6 and the East Half of the Southwest Quarter (E1/2 of SW1/4) of Section 6, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 145

Fee Owner: Nathan J. Nelson and Jodi Nelson, husband and wife

File Number: 01040-21105g

PIN: 06-0029-010

The West 11 rods of the North 58 rods of the Northwest Quarter of the Southeast Quarter (NW1/4 of SE1/4) of Section 6, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 146

Fee Owner: Irene B. Johnson, as Trustee of the Irene B. Johnson Revocable Living Trust, dated October 30, 2009

File Number: 01040-21102a

PIN: 06-0030-000

West Half of the Fractional Section 7, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, otherwise described as the East Half of the Northwest Quarter (E1/2 of NW1/4) and the East Half of the Southwest Quarter (E1/2 of SW1/4) and Government Lots 1, 2, 3 and 4 of Section 7, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota,

Save and Except

Beginning at the South Quarter corner of Section 7, thence West along the south boundary of said Section 7 for a distance of 960.0 feet, thence turning North 121° 00’ 00” and continuing to the south boundary of the Northeast Quarter of the Southwest Quarter of said Section 7, thence East along the south boundary of the Northeast Quarter of the Southwest Quarter of said Section 7 to the Southeast corner of the Northeast Quarter of the Southwest Quarter of said Section 7, thence South along the Easy boundary of the Southwest Quarter of Said Section 7 to the point of beginning

Being Abstract Land.

Tract 147

Fee Owner: Keith Dumke and Tammy K. Dumke, husband and wife

File Number: 17000330424-228

PIN: 06-0032-000

That part of the Southeast quarter (SE1/4) of Section Seven (7), Township One hundred twelve (112) North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the East One quarter corner of Section Seven (7);

Thence South 00 degrees 00 minutes 46 seconds East (assumed bearing) along the section line a distance of 1,181.27 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 79.55 feet to the westerly right of way line of State Highway 271 which is the point of beginning of the parcel to be described;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 35.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 700.0 feet;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 260.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 291.0 feet;

Thence North 0 degrees 11 minutes 26 seconds West a distance of 154.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 177.0 feet;

Thence North 00 degrees 11 minutes 26 seconds West a distance of 316.0 feet;

Thence South 89 degrees 12 minutes 34 seconds East a distance of 468.0 feet;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 175.0 feet;

Thence South 89 degrees 12 minutes 34 seconds East a distance of 700.0 feet to said point of beginning. Said tract contains 5.0 acres, more or less.

Tract 148

Fee Owner: Keith Dumke and Tammy K. Dumke, husband and wife

File Number: 17000330424-229

PIN: 06-0032-005

All that part of the East half (El/2) of Section Seven (7) in Township One hundred twelve (112) North of Range Forty-six (46) West lying South and East of the center line of the Lac Qui Parle River. Also, all that part of the West half of the Southeast quarter (W1/2 SEl/4) of said Section Seven (7) lying West of the center line of said Lac Qui Parle River and South of the center line of that certain waterway ditch which commences on the West line of said property and empties into said Lac Qui Parle River, excepting from said tract that portion of land previously conveyed to the City of Hendricks for its lagoon, Lincoln County, Minnesota;

EXCEPT

That part of the Southeast quarter (SE1/4) of Section Seven (7), Township One hundred twelve (112) North, Range Forty six (46) West of the Fifth principal meridian, Lincoln County, Minnesota, described as follows:

Commencing at the East one quarter corner of Section 7;

Thence South 00 degrees 00 minutes 46 seconds East (assumed bearing) along the section line a distance of 35.85 feet;

Thence South 89 degrees 48 minutes 34 seconds West a distance of 83.09 feet to the westerly right of way line of State Highway 271 which is the point of beginning of the parcel to be described;

Thence South 00 degrees 11 minutes 26 seconds east a distance of 361.49 feet;

Thence South 89 degrees 48 minutes 34 seconds West a distance of 361.49 feet;

Thence North 0 degrees 11 minutes 26 seconds West a distance of 361.49 feet;

Thence North 89 degrees 48 minutes 34 seconds East a distance of 361.49 feet to said point of beginning. Said tract contains 3.0 acres more or less.

AND ALSO EXCEPTING:

That part of the Southeast quarter (SE 1/4) of Section Seven (7), Township One hundred twelve

(112) North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the East One quarter corner of Section Seven (7);

Thence South 00 degrees 00 minutes 46 seconds East (assumed bearing) along the section line a distance of 1,181.27 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 79.55 feet to the westerly right of way line of State Highway 271 which is the point of beginning of the parcel to be described;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 35.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 700.0 feet;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 260.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 291.0 feet;

Thence North 0 degrees 11 minutes 26 seconds West a distance of 154.0 feet;

Thence North 89 degrees 12 minutes 34 seconds West a distance of 177.0 feet;

Thence North 00 degrees 11 minutes 26 seconds West a distance of 316.0 feet;

Thence South 89 degrees 12 minutes 34 seconds East a distance of 468.0 feet;

Thence South 00 degrees 11 minutes 26 seconds East a distance of 175.0 feet;

Thence South 89 degrees 12 minutes 34 seconds East a distance of 700.0 feet to said point of beginning. Said tract contains 5.0 acres, more or less.

Tract 149

Fee Owner: Ryan J. Coners and Angela K. Coners, husband and wife

File Number: 1600032597.1

PIN: 06-0032-010

That part of the Southeast Quarter (SE1/4) of Section 7, Township 112 North, Range 46 West of the Fifth principal meridian, Lincoln County, Minnesota, described as follows:

Commencing at the East one quarter corner of Section 7; thence South 00° 00’ 46” East (assumed bearing) along the section line a distance of 35.85 feet; Thence South 89° 48’ 34” West a distance of 83.09 feet to the westerly right of way line of State Highway 271 which is the point of beginning of the parcel to be described; thence South 00° 11’ 26” east a distance of 361.49 feet; thence South 89° 48’ 34” West a distance of 361.49 feet; thence North 00° 11’ 26” West a distance of 361.49 feet; thence North 89° 48’ 34” East a distance of 361.49 feet to said point of beginning. Said tract contains 3.0 acres more or less.

Tract 150

Fee Owner: Keith Nuese and Robin Nuese, husband and wife

File Number: 01040-21105x

PIN: 06-0035-000

Northwest quarter (NW1/4) of Section 8, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The South 185 feet of the West 294 feet of the Southwest Quarter of the Northwest quarter (SW1/4 of NW1/4) of said Section 8, Lincoln County, Minnesota.

Tract 151

Fee Owner: Michael R. Midtaune and Marcene Midtaune, husband and wife; Lynette S. Anderson and Daniel L. Anderson, wife and husband; Craig G. Midtaune and Patty Midtaune, husband and wife; and Daniel L. Midtaune and DaLana R. Midtaune, husband and wife

File Number: 01040-21104r

PIN: 06-0037-000

The Northeast Quarter (NE1/4) of Section 8, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 152

Fee Owner: Gary L. Johnson a/k/a Gary Johnson and Sherri D. Johnson, husband and wife

File Number: 01040-21101w

PIN: 06-0038-000

Southwest Quarter of Section 8, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 153

Fee Owner: Gary L. Johnson a/k/a Gary Johnson and Sherri D. Johnson, husband and wife

File Number: 01040-21101w

PIN: 06-0039-000

Southeast Quarter of Section 8, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 154

Fee Owner: Ronald D. Rybinski, a single person, as successor in interest to Ronald D. Rybinski and Judy G. Rybinski, husband and wife

File Number: 01040-21109q

PIN: 06-0040-000

Northwest Quarter (NW1/4) of Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 155

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102b

PIN: 06-0040-001

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 156

Fee Owner: Darrel D. Johnson and Donna Johnson, husband and wife; and S & D Johnson Family, LLC, a Minnesota limited liability company

File Number: 01040-21102q

PIN: 06-0041-000

The Northeast quarter of the Northeast quarter (NE1/4 of NE1/4) of Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 157

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014

File Number: 01040-21109a

PIN: 06-0043-000

The North Half of the Southwest Quarter (N1/2 of SW 1/4), Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 158

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102b

PIN: 06-0044-010

South Half of the Southwest Quarter (S1/2 of SW1/4) Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4), Section 9, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of the Southwest Quarter of the Southwest Quarter, thence South 00° 00’ 00” East, assumed bearing, along the West line of said Southwest quarter, a distance of 851.33 feet; thence North 42° 10’ 31” East, a distance of 492.83 feet; thence North 45° 46’ 59” East, a distance of 681 feet, more or less, to a point on the north line of said Southwest Quarter of the Southwest Quarter; thence Westerly, along said North line, a distance of 819 feet, more or less, to the point of beginning.

Tract 159

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102b

PIN: 06-0044-020

The West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 9, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 160

Fee Owner: Joseph Engesmoe and Helen Engesmoe, Trustees of the Joseph Engesmoe and Helen Engesmoe Revocable Living Trust dated February 18, 2005

File Number: 01040-21100m

PIN: 06-0045-000

Northwest Quarter of Section 10, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 161

Fee Owner: James J. Ross and Mary K. Ross, husband and wife

File Number: 01040-21109e

PIN: 06-0046-000

Northeast Quarter (NE1/4) of Section 10, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 162

Fee Owner: Steven Engesmoe and Maryanne Engesmoe, husband and wife

File Number: 01040-21100q

PIN: 06-0047-000

West Half of the Southwest Quarter; Southeast Quarter of the Southwest Quarter; and the Southwest Quarter of the Southeast Quarter, Section 10, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Being Abstract Land.

Tract 163

Fee Owner: Clayton J. Ross and Marilyn Ross as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014; and Marilyn Ross and Clayton J. Ross as Trustees of the Marilyn Ross Trust under Agreement dated April 1, 2014

File Number: 01040-21109a

PIN: 06-0048-000

The North Half of the Southeast Quarter (N1/2 of SE1/4); the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4); and the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) all in Section 10, Township 112, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 164

Fee Owner: Verlyn Dewayne Johnson, a/k/a Verlyn D. Johnson a/k/a Verlyn Johnson, a single person

File Number: 01040-21102s

PIN: 06-0049-000

The West Half of the Northwest Quarter (W1/2 of NW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 165

Fee Owner: Dewayne Johnson a/k/a Verlyn D. Johnson a/k/a Verlyn Johnson, a single person; and Lorrae K. Carstens a/k/a LorRae Carstens a/k/a Lor Rae K. Carstens, a single person

File Number: 01040-21102s

PIN: 06-0049-010

The Northwest of the Southwest Quarter (NW1/4 of SW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 166

Fee Owner: James J. Ross and Mary K. Ross, husband and wife

File Number: 01040-21109e

PIN: 06-0050-000

Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) and Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section 11, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 167

Fee Owner: Verlyn Dewayne Johnson, a/k/a Verlyn D. Johnson a/k/a Verlyn Johnson, a single person

File Number: 01040-21102s

PIN: 06-0051-000

The Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 168

Fee Owner: Verlyn Dewayne Johnson a/k/a Verlyn D. Johnson a/k/a Verlyn Johnson, a single person; and Lorrae K. Carstens a/k/a LorRae Carstens a/k/a Lor Rae K. Carstens, a single person

File Number: 01040-21102s

PIN: 06-0051-010

The Northeast of the Southwest Quarter (NE1/4 of SW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 169

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Alden R. Olsen and Janet Olsen, husband and wife

File Number: 01040-20836x

PIN: 06-0053-000

The S1/2 of the SW1/4 of Section 11, Township 112 North, Range 46 West except the East 4 rods of the South 27 rods, Lincoln County Minnesota.

Tract 170

Fee Owner: Vincent Bednarek, a single person, a/k/a Vincent A. Bednarek, a single person

File Number: 01040-20835d

PIN: 06-0056-000

The South One-Half of the Northwest Quarter (S1/2 of NW1/4) of Section 12, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 171

Fee Owner: Vincent Bednarek, a single person, a/k/a Vincent A. Bednarek, a single person

File Number: 01040-20835e

PIN: 06-0056-010

The North One-Half of the Southwest Quarter (N1/2 of SW1/4) of Section 12, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 172

Fee Owner: Steven Lee Vizecky, a single person

File Number: 01040-20838x

PIN: 06-0058-000

The South Half of the South Half of Section 12, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land

Tract 173

Fee Owner: Steven Lee Vizecky, a single person

File Number: 01040-20838y

PIN: 06-0059-000

The Northwest Quarter (NW1/4) of Section 13, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 174

Fee Owner: Steven Lee Vizecky, a single person

File Number: 01040-20838z

PIN: 06-0060-000

The West Half of the Northeast Quarter of Section 13 all in Township 112 North of Range 46 West of the Fifth Principal Meridian,

Excepting there from:

All that part of the Northeast Quarter of Section 13, Township 112 North, Range 46 West, Lincoln County, Minnesota, bounded by the following described lines:

Beginning at the North quarter corner of said Section 13;

thence South 00 degrees 02 minutes West, 2628.89 feet on and along the North South quarter line of said Section 13 to its intersection with the East West quarter line;

thence North 89 degrees 30 minutes East, 918.41 feet on and along said East West quarter line;

thence North 02 degrees 20 minutes East, 370.08 feet;

thence North 74 degrees 28 minutes 30 seconds West, 405.92 feet;

thence North 44 degrees 41 minutes West, 237.05 feet;

thence North 03 degrees 25 minutes 45 seconds West, 433.84 feet;

thence North 78 degrees 02 minutes 45 seconds East, 140.36 feet;

thence North 06 degrees 39 minutes 30 seconds West, 263.23 feet;

thence North 86 degrees 37 minutes West, 271.32 feet;

thence North 00 degrees 55 minutes East, 466.12 feet;

thence South 87 degrees 47 minutes 30 seconds East, 98.34 feet;

thence North 03 degrees 42 minutes 30 seconds East, 346.00 feet;

thence North 79 degrees 58 minutes West, 191.10 feet;

thence North 03 degrees 36 minutes 15 seconds East, 129.68 feet;

thence North 89 degrees 39 minutes 15 seconds West, 98.55 feet;

thence North 00 degrees 02 minutes East, 264.00 feet to the North line of Section 13;

thence South 89 degrees 41 minutes 30 seconds West, 33.00 feet on and along said North section line to point of beginning.

Tract 175

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0064-000

The West half of the Southwest quarter of Section 13, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 176

Fee Owner: Larry Thoreson, Randal Reinertson, and Annette Banchy f/k/a Annette Reinertson, co-successor trustees of the Odell L. Reinertson Revocable Living Trust dated August 9, 1999

File Number: 01040-20837e

PIN: 06-0065-000

The East half of the Southwest Quarter of Section 13, in Township 112 North, of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

That part thereof bounded by the following described lines: Commencing at the North quarter corner of said Section 13, thence South 00° 02’ 00” West, 2628.89 feet on and along the north-south quarter line to its intersection with the east-west quarter line of said Section 13 and the point of beginning; Thence South 00° 02’ 00” West 500 feet on and along said north- south quarter line of said Section 13, thence South 89° 30’ 00” West, 980.00 feet, thence North 00° 02’ 00” East, 500.00 feet to a point on said east-west quarter line, thence North 89° 30’ 00” East, 980.00 feet on and along said east-west quarter line to its intersection with the north-south quarter line and the point of beginning, Lincoln County, Minnesota.

Tract 177

Fee Owner: Vincent Bednarek, a single person, a/k/a Vincent A. Bednarek, a single person

File Number: 01040-20835f

PIN: 06-0069-000

The South Half of the Northwest Quarter (S1/2 of NW1/4) and the North Half of the Southwest (N1/2 of SW1/4) of Section 14, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 178

Fee Owner: Ronald Weverka a/k/a Ronald H. Weverka and Audrey M. Weverka, husband and wife

File Number: 01040-20839a

PIN: 06-0070-000

The Northeast Quarter of Section 14, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 179

Fee Owner: Ramona L. Pitzl, a single person, as successor in interest to Richard G. Pitzl and Ramona L. Pitzl, husband and wife

File Number: 01040-20837a

PIN: 06-0071-000

The South Half of the Southwest Quarter of Section 14, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 180

Fee Owner: Dan Midtaune and DaLana Midtaune, husband and wife

File Number: 01040-20836q

PIN: 06-0072-000

The Southeast Quarter of Section 14, Township 112 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Being Abstract Land

Tract 181

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Alden R. Olsen and Janet Olsen, husband and wife

File Number: 01040-20836x

PIN: 06-0074-000

The North Half of the Northeast Quarter of Section 15, Township 112 North, Range 46 West of the 5th principal Meridian, Lincoln County, Minnesota

Save and Except

All that part within the following described boundary, to-wit: Beginning at a point on the section line 576 feet South of the Northeast corner of said Section 15, thence West parallel with the North line of said Section 15 for a distance of 852.5 feet, thence South parallel with the East line of Section 15 for a distance 511 feet, thence East parallel with the North line of Section 15 for a distance of 852.5 feet to the Section line, thence North on and along the section line for a distance of 511 feet to the point of beginning, Lincoln County, Minnesota.

Tract 182

Fee Owner: James Niehus and Tammy Niehus, husband and wife

File Number: 16000332597-4

PIN: 06-0075-000

All that part of the Northeast Quarter (NE 1/4) of Section 15, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, to-wit:

Beginning at a point on the section line 576 feet South of the Northeast corner of said Section 15, thence West parallel with the North line of said Section 15 for a distance of 852.5 feet, thence South parallel with the East line of Section 15 for a distance of 511 feet, thence East parallel with the North line of Section 15 for a distance of 852.5 feet to the section line, thence North on and along the section line for a distance of 511 feet to the point of beginning. Said tract containing 10.0 acres.

Tract 183

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Alden R. Olsen and Janet Olsen, husband and wife

File Number: 01040-20836x

PIN: 06-0076-000

The South Half of the Northeast Quarter (S1/2 of the NE1/4) of Section 15, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Tract 184

Fee Owner: Gail Kvernmo Trust dated August 14, 2007

File Number: 01040-20836m

PIN: 06-0080-000

The North One Half of the Northwest Quarter of Section 16, Township 112 North, Range 46 West of the Fifth P.M., Lincoln County, Minnesota.

Being Abstract Land.

Tract 185

Fee Owner: John M. Aune and Nancy L. Aune, husband and wife

File Number: 01040-20835b

PIN: 06-0080-010

The Southeast Quarter of the Southeast Quarter of Section 16, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 186

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife; Keith Nuese and Robin L. Nuese, husband and wife; Gary L. Nuese and Ann M. Nuese, husband and wife; Alan R. Nuese and Connie L. Nuese, husband and wife

File Number: 01040-20836v

PIN: 06-0081-000

Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) and the West Half of the Southwest Quarter (W1/2 of SW1/4) of Section 16, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 187

Fee Owner: Alan Nuese and Connie Nuese, husband and wife

File Number: 01040-20836u

PIN: 06-0082-000

The West Half of the Northeast Quarter (W1/2 of NE1/4) and the Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4) of Section 16, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Northeast Quarter of Section 16, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows, to-wit:

Beginning at a point 1,691 feet West and 385 feet South of the Northeast corner of said Section 16; thence West parallel with the North line of said Section 16; thence West parallel with the North line of said Section 16, 467 feet; thence South parallel with the East line of said Section 16, 516 feet; thence East parallel with the North line of said Section 16, 467 feet; thence North parallel with the East line of said section 16, 516 feet to the point of beginning;

And save and except

All that part of the Southwest Quarter of the Northeast Quarter (SW1/4 of NE1/4) of Section 16, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded by the following-described lines: Beginning at a point on the east-west quarter line, 1,327.6 feet west of the east quarter corner of said Section 16 at the intersection of the east 1/16 line of said section; thence North 00° 03’ East, 1,130.3 feet along the east 1/16 line of said Section 16; thence South 89° 09’ West, 165.0 feet; thence South 00° 03’ West, 1,130.4 feet to the east-west quarter line of said Section 16; thence North 89° 07’ East, 165.0 feet along the east-west quarter line of said Section 16 to the point of beginning, Lincoln County, Minnesota.

Tract 188

Fee Owner: Verlyn Dewayne Johnson, a single person

File Number: 01040-20836e

PIN: 06-0088-000

The East Half of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter, Section 16, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Being Abstract Land.

Tract 189

Fee Owner: Steven Engesmoe and Maryanne Engesmoe, husband and wife

File Number: 01040-20835s

PIN: 06-0089-000

The North Half of the Southeast Quarter Section 16, Township 112 North, Range 46 West of the Fifth Principal Meridian Lincoln County, Minnesota

Save and Except

All that part of the North Half of the Southeast Quarter (N1/2 of SE1/4) of Section 16, bounded by the following described lines: Beginning at the center of said Section 16, thence South 00° 01’ East, 1319.3 feet along the south quarter line of said Section 16 to the south 1/16 line thereof, thence North 89° 07’ East, 1016.4 feet along the south 1/16 line of said Section 16, thence North 43° 23’ West, 387.4 feet, thence North 44° 54’ East, 1483.0 feet to the East quarter line of said Section 16, thence South 89° 07’ West, 1797.6 feet along the East quarter line of said Section 16 to the center line of said section and the point of beginning, Lincoln County, Minnesota also described in Book 75 of Deeds, Page 249.

Being Abstract Land.

Tract 190

Fee Owner: Keith Nuese and Robin Nuese, husband and wife; and Gary Nuese and Ann Nuese, husband and wife

File Number: 01040-21105w

PIN: 06-0091-000

The East Half of the Northwest Quarter (E1/2 NW1/4) and the Southwest Quarter of the Northeast Quarter (SW1/4 NE1/4), of Section 17, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 191

Fee Owner: Omer J. Ness and Ileen H. Ness, Trustees, or their successors in trust, under the Omer & Ileen Ness Living Trust, dated November 11, 2013, and any amendments thereto

File Number: 16000332597-6

PIN: 06-0094-000

Property located in Lincoln County, Minnesota described as follows: Beginning at the Southeast corner of the Southwest Quarter (SW1/4) of Section 17, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, thence West along the South line of said Section 17, a distance of 670 feet; thence North, and at right angles, a distance of 260 feet; thence East parallel to the South line of said Section 17 to a point on the East line of the Southwest Quarter (SW1/4) of Section 17; thence South on and along the East line of the Southwest Quarter (SW1/4) of Section 17 to the point of beginning.

Tract 192

Fee Owner: Phyllis B. Leuning and Garry Leuning, Trustees, and any Successor Trustees of the Revocable Living Trust Agreement of Phyllis B. Leuning dated April 4, 2000; and Garry Leuning and Dawn Leuning, husband and wife

File Number: 01040-21104c

PIN: 06-0095-005

East Half of the Northeast Quarter (E1/2 of NE1/4), the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) and Southeast Quarter (SE 1/4) of Section 17 Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Beginning 20 rods South from the Northeastern corner of Southeast Quarter (SE1/4) of Section 17, thence South on the section line 20 rods, thence West 30 rods, thence North 20 rods, thence East 30 rods, to the place of beginning containing 3.75 acres;

Also Save and Except

All that part of the Northeast quarter of the Southeast quarter (NE1/4 of SE1/4) of Section 17 bounded and described as follows: Beginning at a point 20 rods South and 30 rods West of the Northeast corner of said Northeast Quarter of the Southeast Quarter of said Section 17; running thence West 2 rods; running thence South 21 rods; running thence East 32 rods to the East line of said Section 17; running thence North 1 rod; running thence West 30 rods; and running thence North 20 rods to the point of beginning as measured along and parallel with the North and East lines of said Northeast quarter of the Southeast Quarter of Section 17, Township 112, Range 46 West. Lincoln County, Minnesota;

Also Save and Except

All that part of the Southeast quarter (SE1/4) of Section 17, being more particularly described as follows: Commencing at the Southwest corner of said Southeast Quarter; thence North 89° 40’ 12” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the South line of said Southeast quarter, a distance of 1147.00 feet to the point of beginning; thence continuing North 89° 40’ 12” East, along said south line, a distance of 35.00 feet; thence North 00° 08’ 00” East a distance of 950.00 feet; thence North 16° 35’ 39”

East a distance of 94.44 feet; thence North 84° 31’ 25” East a distance of 245.90 feet; thence North 04° 32’ 42” East a distance of 216.03 feet; thence North 84° 47’ 38” West a distance of 84.32 feet; thence North 00° 00’ 00” East a distance of 137.00 feet; thence North 21° 31’ 41” West a distance of 113.97 feet; thence North 88° 35’ 50” West a distance of 441.88 feet; thence South 00° 34’ 47” East a distance of 505.70 feet; thence South 59° 38’ 03” East a distance of 151.80 feet; thence South 85° 25’ 36” East a distance of 107.93 feet; thence South 00° 08’ 00” West a distance of 950.00 feet to the point of beginning

Tract 193

Fee Owner: Christ Lutheran Church, a nonprofit corporation under the laws of the State of Minnesota f/k/a Lake Hendricks Evangelical Lutheran Church, a religious corporation under the laws of the State of Minnesota

File Number: 01040-21104h

PIN: 06-0095-010

Beginning 20 rods South from the North Eastern Corner of South East Quarter (SE1/4) of Section 17 Township 112 North, Range 46 West, Hendricks Township, Lincoln County, Minnesota; thence South on the section line 20 rods, thence West 30 rods; thence North 20 rods, thence East 30 rods, to the place of beginning where said lot terminated above; above described lot being 30 rods long and 20 rods Wide;

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 17, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded and described as follows: Beginning at a point 20 rods South and 30 rods West of the Northeast Corner of said Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of said Section 17; running thence West a distance of 2 rods; running thence South a distance of 21 rods; running thence East a distance of 32 rods to the East line of said Section 17; running thence North a distance of 1 rod; running thence West a distance of 30 rods; and running thence North a distance of 20 rods to the point of beginning, as measured along and parallel with the North and East lines of said Northeast Quarter of Southeast Quarter (NE1/4 of SE1/4) of Section 17, Township 112, Range 46, Lincoln County, Minnesota.

Tract 194

Fee Owner: Olsen Custom Farms, LLC, a Minnesota limited liability company

File Number: 01040-21106j

PIN: 06-0097-001

All that part of Government Lot 2, of Section 18, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Northwest corner of Government Lot 1 of said Section 18; thence South 89° 22’ 00” East, assumed bearing, along the north line of said Government Lot 1, a distance of 809.93 feet; thence South 00° 37’ 00” East a distance of 1765.94 feet; thence North 88° 15’ 00” East a distance of 196.00 feet; thence South 75° 27’ 11” East a distance of 134.21 feet; thence South 09° 57’ 40” East a distance of 871.83 feet, to a point on the south line of said Government Lot 2; thence North 89° 54’ 07” West, along said south line, a distance of 757.50 feet to a point 539 feet east of the southwest corner of said Government Lot 2, said point also being the point of beginning; thence continuing North 89° 54’ 07” West, along said south line, a distance of 463.00 feet; Thence North 03° 11’ 41” West a distance of 338.53 feet; thence South 89° degrees 50’ minutes 33” seconds East a distance of 82.01 feet; thence North 00° 46’ 15” East a distance of 453.17 feet; thence North 89° 25’ 37” East a distance of 302.12 feet; thence North 32° 40’ 20” East a distance of 111.44 feet; thence North 88° 21’ 57” East a distance of 277.37 feet; thence South 00° 37’ 00” East a distance of 57.00 feet; thence South 89° 53’ 00” West a distance of 255.20 feet; thence South 00° 59’ 36” East a distance of 539.00 feet; thence South 00° 05’ 53” West a distance of 300.00 feet, to the point of beginning.

Save and Except

All that part of Government Lot 2 of Section 18, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southwest corner of said Government Lot 2; thence South 89° 54’ 07” East, assumed bearing, along the south line of said Government Lot 2, a distance of 329.00 feet, to the point of beginning; thence continuing South 89° 54’ 07” East, along said south line, a distance of 210.00 feet; thence North 00° 05’ 53” East a distance of 300.00 feet; thence North 89° 54’ 07” West a distance of 210.00 feet; thence South 00° 05’ 53” West a distance of 300.00 feet, to the point of beginning.

Also Save and Except

A parcel conveyed in Warranty Deed filed June 20, 2013 as Document No. 2013-001015, more particularly described as follows:

All that part of Government Lot 2 of Section 18, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at a point that is 539.00 feet East of the Southwest corner of said Government Lot 2; thence North 89° 54’ 07” West, assumed bearing, along the South line of said Government Lot 2, a distance of 210.00 feet, to the point of beginning; thence continuing North 89° 54’ 07” West, along said South line, a distance of 253.00 feet; thence North 03° 11’ 41” West a distance of 338.53 feet; thence South 89° 50’ 33” East a distance of 82.01 feet; thence South 78° 39’ 02” East a distance of 194.17 feet, to a point on a line that bears North 00° 05’ 53” East from said point of beginning; thence South 00° 05’ 53” West a distance of 300.00 feet to the point of beginning.

Tract 195

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102b

PIN: 06-0097-020

All that part of Government Lots 1 and 2 and the East half of the Northwest Quarter (E1/2 of NW1/4), Section 18, Township 112 North, Range 46 West, Lincoln County, Minnesota, described as follows, to-wit:

Beginning on the north line of said Section 18 at a distance of 809.93 feet on an assumed bearing of South 89° 22’ East from the Northwest Corner of said Section 18; thence South 00° 37’ East for 1,765.94 feet; thence North 88° 15’ East for 196.00 feet; thence South 75° 27’ 11” East for 428.94 feet; thence South 89° 32’ 39” East for 649.77 feet; thence South 14° 35’ 07” East for 485.32 feet; thence South 30° 41’ 48” East for 300.75 feet; thence North 59° 04’ East for 381.46 feet to the East line of the Northwest quarter of said Section 18 being at a distance of 249.66 feet North of the Southeast Corner of the Northwest quarter of said Section 18; thence North 00° 00° East along the East line of the Northwest quarter of said Section 18 for 2,384.15 feet to the Northeast Corner of the Northwest Quarter of said Section 18; thence North 89° 22’ West along the North line of said Section 18 for 1,882.92 feet to the point of beginning, containing 86.47 acres, more or less;

Save and Except

A parcel conveyed in Warranty Deed recorded August 31, 2004 as Document No. 2004-001395, more particularly described as follows:

All that part of the East Half of the Northwest Quarter (E1/2 of NW1/4), Section 18, Township 112 North, Range 46 West of the Fifth Principal Meridian, described as follows, to-wit: The East 1,108.0 feet of the North 970 feet of the East Half of the Northwest Quarter (E1/2 of NW1/4), Township 112 North, Range 46 West, Lincoln County, Minnesota.

Tract 196

Fee Owner: Olsen Custom Farms, LLC, a Minnesota limited liability company

File Number: 01040-21106j

PIN: 06-0097-030

All of that part of Government Lots 1 and 2 of Section 18, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southwest corner of said Government Lot 2; thence South 89° 54’ 07” East, assumed bearing, along the South line of said Government Lot 2, a distance of 76.00 feet; thence North 03° 11’ 41” West a distance of 338.53 feet to the point of beginning; thence South 89° 50’ 33” East a distance of 82.01 feet; thence North 00° 46’ 15” East a distance of 453.17 feet; thence North 89° 25’ 37” East a distance of 302.12 feet; thence North 32° 40’ 20” East a distance of 111.44 feet; thence North 88° 21’ 57” East a distance of 277.37 feet; thence North 00° 37’ 00” West a distance of 1755.00 feet to a point on the north line of said Government Lot 1; thence North 89° 22’ 00” West, along said north line, a distance of 774.93 feet to the northwest corner of said Government Lot 1; thence South 00° 11’ 39” East, along the west line of said Government Lots 1 and 2, a distance of 2320.44 feet, to a point which is 338.55 feet north of the southwest corner of said Government Lot 2; thence South 89° 20’ 00” East a distance of 58.28 feet to the point of beginning.

Tract 197

Fee Owner: Robert Kanz and Arlene Kanz, husband and wife

File Number: 17000330424-234

PIN: 06-0100-020

A tract of land situated in Government Lot Five (5), Section Nineteen (19), Township One hundred twelve (112) North, Range Forty six (46) West of the 5th P.M., described as follows:

Commencing at the South quarter section corner Section 19; thence South 90 degrees 00 minutes 00 seconds West, along the south line of Section 19, 1347.72 feet, to the Southeast corner of Jorgenson Beach Addition, identical with the Southwest corner of Government Lot five point of beginning; thence North 00 degrees 14 minutes 00 seconds East, along the West line of Government Lot 5, a distance of 789.49 feet, to the South high water line of Lake Hendricks; thence North 52 degrees 58 minutes 50 seconds East, along said line, a distance of 319.12 feet; thence South 1 degree 03 minutes 44 seconds East, a distance of 981.79 feet, to the south line of Section 19, thence South 90 degrees 00 minutes 00 seconds West, along said line a distance of 276.21 feet, to the point of beginning, containing 5.38 acres, more or less, and subject to public right of way and easements of record.

Tract 198

Fee Owner: Donald L. Kanz a/k/a Donald Lee Kanz, a single person

File Number: 16000332597-7

PIN: 06-0100-030

A tract of land situated in Government Lot 5, Section 19, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the South Quarter section corner of Section 19; thence South 90° 00’ 00” West, along the South Section line of Section 19, a distance of 792.36 feet, to the point of beginning of the tract of land to be described; thence North 00° 00’ 00” East, a distance of 526.28 feet; thence South 90° 00’ 00” West, a distance of 288.85 feet; thence South 01° 03’ 44” East, a distance of 526.29 feet, to the south section line of said section 19; thence North 90° 00’ 00” East, along said line, a distance of 279.15 feet, to the point of beginning, containing 3.39 acres, more or less.

Tract 199

Fee Owner: Dean Johnson and Gary Lee Johnson as successor trustees of the Glen S. Johnson Revocable Living Trust Agreement, dated March 9, 2012

File Number: 01040-21101y

PIN: 06-0101-000

West Half of the Northwest Quarter and the East Half of the Northwest Quarter EXCEPT the East Sixty Rods of the East Half of the Northwest Quarter and EXCEPT Railroad right-of-way and land North of railroad right-of-way, of Section 20, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 200

Fee Owner: Dean Johnson and Gary Lee Johnson as successor trustees of the Glen S. Johnson Revocable Living Trust Agreement, dated March 9, 2012

File Number: 01040-21101y

PIN: 06-0102-000

A strip of land 100 feet in width extending over and across the North Half of the Northwest Quarter (N1/2 of NW1/4) of Section 20, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The East 60 rods thereof, Section 20, Township 112 North, Range 46 West of the 5th P.M., said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and South Dakota Railway Company (now the Chicago and North Western Transportation Company), as said main track center line was originally located and established over and across said Section 20, Lincoln County, Minnesota.

Tract 201

Fee Owner: Ron Dean Johnson and Gary Lee Johnson as successor trustees of the Glen S. Johnson Revocable Living Trust Agreement, dated March 9, 2012

File Number: 01040-21101y

PIN: 06-0107-000

The North Half of the Southeast Quarter (N1/2 of SE1/4) and the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section 20, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 202

Fee Owner: Omer J. Ness and Ileen H. Ness, Trustees, or their successors in trust, under the Omer & Ileen Ness Living Trust, dated November 11, 2013, and any amendments thereto

File Number: 01040-21105s

PIN: 06-0103-000

Beginning in the Northeast comer of the Northwest Quarter of Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota, 50 rods West, thence South to Railway right of way, thence East to Quarter line, thence North to point of beginning, more particularly described as follows: all that part of the East 50 rods of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section 20 which lies Northerly of the Northerly right-of-way line of the Minnesota and South Dakota Railway Company;

Save and Except

That tract of land described in a Quit Claim Deed dated March 5, 1959 and recorded as Document #97686 on March 6, 1959 at 10:30 o’clock a.m., in Book 74, Page 79, in the office of the County Recorder for Lincoln County, Minnesota;

Beginning at the Northeast Corner of the Northwest Quarter (NW1/4) of Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota, thence West along the North line of said Section 20 for a distance of 150 feet, thence South parallel to the West line of said Section 20 a distance of 200 feet, thence East parallel to the North line of said Section 20 a distance of 150 feet, thence North along the East line of said Northwest Quarter (NWI/4) of Section 20 for a distance of 200 feet to the point of beginning.

Tract 203

Fee Owner: Omer J. Ness and Ileen H. Ness, Trustees, or their successors in trust, under the Omer & Ileen Ness Living Trust, dated November 11, 2013, and any amendments thereto

File Number: 01040-21105s

PIN: 06-0104-000

A strip of land 100 feet in width, extending over and across the Northeast Quarter (NE1/4) and the East 60 rods of the East Half of the Northwest Quarter (E1/2 of NW1/4), all of Section 20, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and South Dakota Railway Company (now the Chicago and North Western Transportation Company) as said main track center line was originally located and established over and across said Section 20,

The East 60 rods of the East Half of the Northwest Quarter (E1/2 of NW1/4) of Section 20, Township 112 North, Range 46 West of the 5th P.M.,

Save and Except

Railroad Right of Way, also the following tract or parcel of land described as follows to-wit: Commencing at a point 990 feet West from the Northeast corner of the Northwest Quarter (NW1/4) of Section 20, thence West along the North line of the said Northwest Quarter (NW1/4) a distance of 237.3 feet, thence in a Southeasterly direction along the Railroad Right of Way of the Chicago & Northwestern Railway Company a distance of 262 feet, thence North a distance of 115 feet to place of beginning, all in Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Also Save and Except

All that part of the East 50 rods of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section 20, which lies Northerly of Northerly Right of Way of the Minnesota & South Dakota Railway Company, later Chicago and Northwestern Railroad Company.

Tract 204a

Fee Owner: Gary Lee Johnson a/k/a Gary Johnson and Sherri D. Johnson a/k/a Sherri Johnson, husband and wife

File Number: 01040-21102g

PIN: 06-0105-010

That portion of Parcel 2, beginning at the Northeast corner of Section 20, commencing West a distance of 975.42 feet to the Northeast corner of Parcel 2, point of beginning, thence West a distance of 144.79 feet, thence South along a line parallel to the Eastern boundary line of Parcel 2 to the Northern boundary line of Railroad R.O.W., thence East to Southeastern corner of Parcel 2, thence North a distance of 936.28 to point of beginning.

AND

Parcel 1: All that part of the Northeast Quarter of the Northeast Quarter of Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northeast corner of said Northwest Quarter; thence South 89 degrees 40 minutes 14 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj.), along the north line of said Northeast Quarter, a distance of 975.42 feet, to the point of beginning; thence South 00 degrees 19 minutes 11 seconds East a distance of 936.28 feet, to a point on the northerly line of the railroad right of way; thence South 79 degrees 12 minutes 07 seconds East, along said railroad right of way line, a distance of 994.08 feet to a point on the east line of said Northeast Quarter; thence North 00 degrees 19 minutes 11 seconds West, along said East line, a distance of 1128.11 feet to the point of beginning.

AND

Parcel 3: All that part of the Northeast Quarter of the Northeast Quarter of Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of said Northeast Quarter; thence South 89·degrees 28 minutes 43 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj.) along the south line of said Northeast Quarter, a distance of 2673.65 feet, to the southwest corner of said Northeast Quarter; thence North 00 degrees 29 minutes 31 seconds East, along the west line of said Northeast Quarter, a distance of 2005.69 feet, to a point on the southerly line of railroad right of way; thence southeasterly, along said southerly line of the railroad right of way, along non tangential curve concave to the northeast, having a central angle of 07 degrees 40 minutes 31 seconds, a radius of 5779.58 feet; an arc length of 774.21 feet, and a chord that bears South 75 degrees 21 minutes 52 seconds East; thence South79 degrees 12 minutes 07 seconds East, tangent to said curve, along said railroad right of way a distance of 1934.09 feet to a point on the east line of said Northeast Quarter; thence South 00 degrees 19 minutes 11 seconds East, along said east line, a distance of 1423.49 feet, to the point of beginning.

Tract 204b

Fee Owner: Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102g

PIN: 06-0105-010

Parcel 2: All that part of the Northeast Quarter of Section 20, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the northeast corner of said Northeast Quarter; thence South 89 degrees 40 minutes 14 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj.), along the north line of said Northeast Quarter, a distance of 975.42 feet, to the point of beginning; thence South 00 degrees 19 minutes 11 seconds East a distance of 936.28 feet, to a point on the northerly line of the railroad right of way; thence North 79 degrees 12 minutes 07 seconds West, along said railroad right of way line, a distance of 920.36 feet; thence Northwesterly, along said railroad right of way line, along a tangential curve concave to the northeast, having a central angle of 08 degrees 00 minutes 10 seconds, a radius of 5679.58 feet, an arc length of 793.30 feet, and a chord that bears North 75 degrees 12 minutes, 02 seconds West, to a point on the west line of said Northwest Quarter; thence North 00 degrees 29 minutes 31 seconds East, no tangent to said curve, along said west line, a distance of 551.83 feet, to the to the northwest corner of said Northeast Quarter; thence North 89 degrees 40 minutes 14 seconds East, along the north line of said Northeast Quarter, a distance of 1660.49 feet to the point of beginning.

LESS AND EXCEPT: That portion of Parcel 2 beginning at the Northeast corner of Section 20; commencing West a distance of 975.42 feet to point of beginning; thence West a distance of 144.79 feet; thence South along a line parallel to the Eastern boundary line of Parcel 2, to the Northern boundary line of the Railroad ROW; thence East along said ROW to the Southeastern corner of Parcel 2; thence North a Distance of 936.28 feet from the point of beginning.

AND EXCEPTING THEREFROM: All that part of the Northeast Quarter (NE1/4), commencing at the Northeast corner of said Section 20, thence West a distance of One Thousand two hundred sixty five (1,265) feet to the point of beginning; thence South a distance of Five hundred and fifty (550) feet; thence Northwesterly to a point Three hundred eighty (380) feet South of the North line and One Thousand eight hundred thirty five (1,835) feet West of the East line of said Section Twenty (20); thence North a distance of Three hundred and eight (380) feet to the North line of said Section 20; thence East along the North line of said Section 20, five hundred and seventy (570) feet to the point of beginning.

Tract 205

Fee Owner: David Moravetz and Cassandra Moravetz, husband and wife

File Number: 17000330424-217

PIN: 06-0106-000

That part of the Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4), part of the East Half of the Southwest Quarter (El/2 SW1/4) and that part of the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Twenty (20), Township One hundred twelve (112) North, Range Forty-six (46) West, Lincoln County, Minnesota, described as follows: Commencing at the southwest corner of said Section Twenty (20); thence North 00 degrees 00 minutes 30 seconds East, assumed bearing along the west line of the Southwest Quarter (SW1/4) of said Section, a distance of 1524.00 feet; thence North 88 degrees 53 minutes 14 seconds East a distance of 1958.94 feet to the point of beginning of the tract to be described; thence North 01 degrees 01 minutes 47 seconds East a distance of 245.00 feet; thence South 89 degrees 29 minutes 27 seconds East a distance of 503.00 feet; thence North 01 degrees 28 minutes 50 seconds West a distance of 250.00 feet; thence North 88 degrees 46 minutes 54 seconds East a distance of 182.00 feet to a point on the east line of said Southwest Quarter (SW1/4); thence South 00 degrees 01 minutes 56 seconds East, along said east line, a distance of 688.00 feet to the northwest corner of the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of said Section; thence North 89 degrees 03 minutes 53 seconds East, along the north line of said Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4), a distance of 1049.00 feet; thence South 48 degrees 15 minutes 36 seconds West a distance of 1432.50 feet; thence North 11 degrees 08 minutes 30 seconds West a distance of 625.00 feet; thence North 76 degrees 04 minutes 50 seconds West a distance of 70.00 feet; thence South 88 degrees 15 minutes 40 seconds West a distance of 484.00 feet; thence North 01 degrees 01 minutes 47 seconds East a distance of 515.00 feet to the point of beginning. Said tract contains 25.05 acres more or less and is subject to any easements of record,

TOGETHER WITH a driveway and access easement, 40.00 feet in width, extending 20.00 feet on both sides of a centerline, described as follows:

Commencing at the southwest corner of said Section Twenty (20); thence North 00 degrees 00 minutes 30 seconds East, assumed bearing along the west line of the Southwest Quarter (SW1/4) of said Section, a distance of 1524.00 feet to the point of beginning of the centerline to be described; thence North 88 degrees 53 minutes 14 seconds East a distance of 1958.94 feet to a point on the westerly line of the tract described herein and there terminating, the sidelines of said driveway and access easement shall be prolonged or shortened to terminate on the west line of said Southwest Quarter (SW1/4) and on the westerly line of the tract described herein. Said driveway and access easement shall be perpetual and for the benefit of and appurtenant to said tract described herein.

Tract 206

Fee Owner: James Moravetz and Crystal Moravetz, husband and wife; Kevin Moravetz and Jennifer Moravetz, husband and wife; Allen Moravetz, a single person; David Moravetz and Cassandra Moravetz, husband and wife; Jeanine Hoff-Lubben and Vince Lubben, wife and husband

File Number: 16000332597-5

PIN: 06-0106-010

The Southwest Quarter (SW1/4), and the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Twenty (20), Township One hundred twelve (112) North, Range Forty-six (46) West, Lincoln County, Minnesota,

Save and Except

That part of the Northwest Quarter of the Southwest Quarter (NW1/4 SWl/4), part of the East Half of the Southwest Quarter (El/2 SW1/4) and that part of the Southwest Quarter of Southeast Quarter (SW1/4 SE1/4) of Section Twenty (20), Township One hundred twelve (112) North, Range Forty-six (46) West, Lincoln County, Minnesota, described as follows:

Commencing at the southwest corner of said Section Twenty (20); thence North 00° 00’ 30” East, assumed bearing along the west line of the Southwest Quarter (SW1/4) of said Section, a distance of 1524.00 feet; thence North 88° 53’ 14” East a distance of 1958 94 feet to the point of beginning of the tract to be described; thence North 01° 01’ 47” East a distance of 245.00 feet; thence South 89° 29’ 27” East a distance of 503.00 feet; thence North 01° 28’ 50” West a distance of 250.00 feet thence North 88° 46’ 54” East a distance of 182.00 feet to a point on the east line of said Southwest Quarter (SW1/4); thence South 00° 01’ 56” East along said east line, a distance of 688.00 feet to the northwest corner of the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of said Section; thence North 89° 03’ 53” East, along the north line of said Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) a distance of 1049.00 feet; thence South 48° 15’ 36” West a distance of 1432.50 feet; thence North 11° 08’ 30” West a distance of 625.00 feet; thence North 76° 04’ 50” West a distance of 70.00 feet; thence South 88° 15’ 40” West a distance of 484.00 feet; thence North 01° 01’ 47” East a distance of 515.00 feet to the point of beginning. Said tract contains 25.05 acres more or less and is subject to any easements of record,

Also Save and Except

A driveway and access easement, 40.00 feet in width, extending 20.00 feet on both sides of a centerline, described as follows:

Commencing at the southwest corner of said Section 20; thence North 00° 00’ 30” East, assumed bearing along the west line of the Southwest Quarter (SW1/4) of said Section, a distance of 1524.00 feet to the point of beginning of the centerline to be described; thence North 88° 53’ 14” East a distance of 1958.94 feet to a point on the westerly line of the tract described herein and there terminating, the sidelines of said driveway and access easement shall be prolonged or shortened to terminate on the west line of said Southwest Quarter (SW1/4) an on the westerly line of the tract described herein.

Tract 207

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife; Keith Nuese and Robin L. Nuese, husband and wife; Gary L. Nuese and Ann M. Nuese, husband and wife; Alan R. Nuese and Connie L. Nuese, husband and wife

File Number: 01040-20836v

PIN: 06-0108-000

The West Half of the Northwest Quarter (W1/2 NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4) of Section Twenty One (21), Township One Hundred Twelve (112) North, Range Forty Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota; EXCEPTING THEREFROM All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Twenty One (21), Township One Hundred Twelve (112) North, Range Forty Six (46) West, within the following described boundary, to-wit: Beginning at a point on the section line 286 feet East of the Northwest corner of said Section 21, thence South at right angles to the Section line a distance of 560 feet, thence East at right angles for a distance of 417 feet; thence North at right angles for a distance of 560 feet to the section line, thence West on and along the section line for a distance of 417 feet to the point of beginning, containing 5.361 acres, more or less.

Tract 208

Fee Owner: John J. Pitzl, a single person

File Number: 01040-21108h

PIN: 06-0110-000

The East 417 feet of West 703 feet of North 560 feet of the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of Section 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 209

Fee Owner: Colin J. Aune a/k/a C. J. Aune and Geraldine R. Aune, joint tenants

File Number: 01040-21098f

PIN: 06-0111-000

The East One Half of the Northwest Quarter (E1/2 of NW1/4) and the Northeast Quarter (NE1/4) of Section Numbered 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County Minnesota,

Save and Except

That part of said premises described as all that part of the Northeast Quarter (NE1/4) of Section 21, bounded by the following described lines: Beginning at a point on the east line of said Section 21, 912.7 feet south of the northeast corner thereof, and from which the northeast corner of said Section 21 bears North 00° degrees 26’ minutes West from the point of beginning, thence South 89° degrees 08’ minutes West, 1612.6 feet, thence South 00° degrees 26’ minutes East, 936.6 feet to the northerly right-of-way line of the Chicago Northwestern Railroad, thence South 79° degrees 45’ minutes East, 1640.2 feet along the northerly right-of-way line of the Chicago and Northwestern Railroad to the east line of said Section 21, thence North 00° degrees 26’ minutes West, 1252.9 feet along the east line of said Section 21 to the point of beginning.

Also Save and Except

All that part of the Southeast Quarter of the Northeast Quarter (SE1/4 of NE1/4) of Section 21, bounded by the following described lines: Beginning at the east quarter corner of said Section 21, thence South 89° 10’ West, 720.0 feet along the east-west quarter line of said Section 21, thence North 00° 26’ West, 529.3 feet to the southerly right-of-way line of the Chicago and Northwestern Railroad, thence South 79° 45’ East 732.9 feet along the southerly right-of-way of the Chicago and Northwestern Railroad to the east line of said Section 21, thence South 00° 26’ East, 388.0 feet along the east line of said Section 21 to the point of beginning.

Also Save and Except

All that part of the Northeast Quarter (NE1/4) of Section 21, beginning at the northeast corner of said Northeast Quarter, running thence Westerly along the north line of said Section 21 a distance of 715 feet to the place of beginning, running thence Southerly at right angles to last line a distance of 700 feet, running thence Westerly at right angles to last line a distance of 358 feet 9 inches, running thence Northerly at right angles to last line a distance of 700 feet, more or less, to the north line of said Section 21, running thence Easterly along the north line of said Section 21 a distance of 358 feet 9 inches, more or less, to the place of beginning,

Also Save and Except

The South One-Half of the Northwest Quarter of the Northeast Quarter (S1/2 of NW1/4 of NE1/4) of Section 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 210

Fee Owner: Colin J. Aune a/k/a C. J. Aune and Geraldine R. Aune, husband and wife

File Number: 01040-21098f

PIN: 06-0112-000

A strip of land 100 feet in width extending over and across the parcel hereinafter described. Said strip of land being 50 feet on each side of the center line of the main track (now removed) of the Chicago and Northwestern Railroad (now the Chicago and Northwestern Transportation Company), as said main track center line was originally located and established over and across the Northeast Quarter (NE1/4) and the East Half of the Northwest Quarter (E1/2 of NW1/4) except the easterly 1,640.2 feet of said parcel as it traverses across Section 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 211

Fee Owner: Colin J. Aune a/k/a C. J. Aune and Geraldine R. Aune, husband and wife

File Number: 01040-21098f

PIN: 06-0112-020

The South Half of the Northwest Quarter of the Northeast Quarter (S1/2 of NW1/4 of NE1/4) of Section 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 212

Fee Owner: Gregory L. Jeppesen, a single person

File Number: 01040-21101q

PIN: 06-0116-000

The West Half of the Southwest Quarter of the Southwest Quarter (W1/2 of SW1/4 of SW1/4) of Section 21, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 213

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Chad A. Olsen Trust dated April 30, 2008; and Pamela J. Olsen and Chad A. Olsen as Trustees of the Pamela J. Olsen trust dated April 30, 2008 as successors in interest to Alden R. Olsen and Janet Olsen, husband and wife; Chad Olsen and Pamela Olsen, husband and wife

File Number: 01040-21106m

PIN: 06-0117-000

The East Half of the Southwest Quarter (E1/2 of SW1/4) and the East half of the Southwest Quarter of the Southwest Quarter (E1/2 of SW1/4 of SW1/4) of Section 21, Township 112 North, Range 46 West of the Fifth P.M., Lincoln County, Minnesota.

Tract 215

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Pamela J. Olsen and Chad A. Olsen, Trustees of the Trust Agreement of Pamela J. Olsen dated April 30, 2008

File Number: 01040-21106q

PIN: 06-0119-010

The West Half of the Northeast Quartet: (W1/2 of NE1/4) of Section 22 and the Northwest Quarter (NW1/4) of said Section 22, Township 112 North, Range 46 West, Lincoln County, Minnesota

Save and Except

Beginning at the northeast corner of the Northwest Quarter (NW1/4) of said Section 22; thence South 00° 46’ 55” East. assumed bearing, along the East line of said Northwest Quarter, a distance of 847.00 feet; thence North 90° 00’ 00” West, parallel with the North line of said Northwest Quarter, a distance of 610.00 feet; thence North. 00° 14’ 00” East a distance of 846.93 feet to a point on the North line of said Northwest Quarter; thence North 90° 00’ 00” East, along said North line, a distance of 595.00 feet to the point of beginning,

Also Save and Except

All that part of the Northwest Quarter (NW1/4) of said Section 22 lying south of the south line of the north 2,160.23 feet of said Northwest Quarter (NW1/4) and west of the west line of the east 1230.00 feet of said Northwest Quarter (NW1/4),

Also Save and Except

All that part of the South Half of the Northwest Quarter (S1/2 of NW1/4) of said Section 22, lying southerly of the original Northerly Right-of-Way line of the Chicago and Northwestern Railway (now removed), including all riparian rights.

Tract 216

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Pamela J. Olsen and Chad A. Olsen, Trustees of the Trust Agreement of Pamela J. Olsen dated April 30, 2008

File Number: 01040-21106q

PIN: 06-0124-000

That part of the South Half (S1/2) of said Section 22 described as follows: the East 1910 feet of the North 1525 feet lying southerly of the original northerly right-of way of the Chicago and Northwestern Railway (now removed), the East 1960.00 feet lying northerly of the original right-of-way line of the Chicago and Northwestern Railway (now removed), and the East 4385 feet thereof lying South of the North 1525 feet thereof.

Tract 217

Fee Owner: James R. Kontz and Jill Susanne Kontz, husband and wife; and Todd M. Miller, a single person

File Number: 01040-21103b

PIN: 06-0126-000

Northwest Quarter (NW1/4), of Section 23, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 218

Fee Owner: Ron Dean Johnson, Successor Trustee and Gary Lee Johnson, Successor Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012 as successors in interest to Ruth L.Y. Johnson, Trustee of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 06-0127-000

The Northeast Quarter (NE1/4) of Section 23, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 219

Fee Owner: James R. Kontz and Jill Susanne Kontz, husband and wife; and Todd M. Miller, a single person

File Number: 01040-21103b

PIN: 06-0129-000

The Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4), of Section 23, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 220

Fee Owner: William S. Ochocki a/k/a William Ochocki and Pamela K. Ochocki aka Pamela Ochocki, husband and wife

File Number: 01040-21106g

PIN: 06-0130-000

The East Half of the Southwest Quarter (E1/2 of SW1/4) and the West One-Half of the Southeast Quarter (W1/2 of SE1/4) of Section 23, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota;

And

The Easterly 5.00 feet of the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section 23, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Tract 221

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0131-000

East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 23, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 222

Fee Owner: John M. Aune and Nancy L. Aune, husband and wife

File Number: 01040-21098k

PIN: 06-0132-000

All that part of the Northwest Quarter (NW 1/4) of Section 24, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of said Northwest Quarter; thence South 00° 00’ 00” East, assumed bearing, along the West line of said Northwest Quarter, a distance of 1481.66 feet; thence North 88° 21’ 21” East a distance of 564.05 feet; thence North 04° 55’ 03” West a distance of 1478 feet more or less to a point on the North line of said Northwest Quarter; thence Westerly along said North line of the Northwest Quarter, a distance of 437 feet, more or less, to the point of beginning.

Tract 223

Fee Owner: John M. Aune and Nancy L. Aune, husband and wife

File Number: 01040-21098k

PIN: 06-0132-010

The West Half of the Northwest Quarter (W1/2 of NW1/4) of Section 24, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, excepting therefrom that property described as follows:

Beginning at the Northwest corner of said Northwest Quarter; thence South 00° 00’ 00” East, assumed bearing, along the West line of said Northwest Quarter, a distance of 1481.66 feet; thence North 88° 21’ 21” East a distance of 564.05 feet; thence North 04° 55’ 03” West a distance of 1478 feet more or less to a point on the North line of said Northwest Quarter; thence Westerly along said North line of the Northwest Quarter, a distance of 437 feet, more or less, to the point of beginning.

Tract 224

Fee Owner: Colin J. Aune a/k/a C. J. Aune and Geraldine R. Aune, husband and wife

File Number: 01040-21098f

PIN: 06-0132-020

The East Half of the Northwest Quarter (E1/2 of NW1/4) and the North One-half of the Northeast Quarter (N1/2 of NE1/4) of Section 24, Township 112 North, Range 46 of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 225

Fee Owner: Robert D. Pavek and Vivian M. Pavek, husband and wife

File Number: 01040-21108e

PIN: 06-0133-000

The South Half of the Northeast Quarter (S1/2 NE1/4) of Section Numbered Twenty-four (24), Township Numbered One Hundred Twelve (112) North, Range Numbered Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 226

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0134-000

The West Half of the Southwest Quarter (W1/2 SW1/4) of Section 24, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County Minnesota.

Tract 227

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0135-000

A piece or parcel of ground in the Southwest Quarter in Section 24, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded and described as follows: Commencing at the Southeast corner of the Southwest quarter in said Section 24, thence West along the South line of said Southwest quarter a distance of 460 feet to the point of beginning; thence North along a line perpendicular to the South line of said Southwest quarter a distance of 680 feet; thence West along a line parallel to the South line of said Southwest quarter a distance of 640 feet; thence South along a line perpendicular to the South line of said Southwest quarter a distance of 680 feet; thence East along the South line of said Southwest quarter a distance of 640 feet to the point of beginning.

Tract 228

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0135-010

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section 24, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County Minnesota

Save and Except

A parcel of land commencing at the Southeast corner of the Southwest quarter in said Section 24, thence West along the South line of said Southwest quarter a distance of 460 feet to the point of beginning; thence North along a line perpendicular to the South line of said Southwest quarter a distance of 680 feet; thence West along a line parallel to the South Line of said Southwest quarter a distance of 640 feet, thence South along a line perpendicular to the South line of said Southwest quarter a distance of 680 feet; thence East along the South line of said Southwest quarter a distance of 640 feet to the point of beginning.

Tract 229

Fee Owner: Joseph M. Rybinski and Michelle Rybinski, husband and wife; as successors in interest to Joseph M. Rybinski and Michelle Rybinski, husband and wife; and Joseph A. Rybinski, a single person

File Number: 01040-21109j

PIN: 06-0136-000

The Southeast quarter (SE1/4) of Section 24, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 230

Fee Owner: William S. Ochocki a/k/a William Ochocki and Pamela Ochocki, husband and wife

File Number: 01040-21106f

PIN: 06-0137-000

The Northwest Quarter (NW1/4) of Section 25, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 231

Fee Owner: Ronald Weverka a/k/a Ronald H. Weverka and Audrey M. Weverka, husband and wife

File Number: 01040-21112e

PIN: 06-0139-000

The West Half of the Northeast Quarter (W1/2 of NE1/4); also, All that part of the West Half of the Southeast Quarter (W1/2 of SE1/4) lying and being North of the Railroad Right of Way; also, All that part of the Southwest Quarter (SW1/4) lying and being North of the Railroad Right of Way;

Also a tract of land 45 feet in width along the following described centerline, beginning at a point on the West line of Section 25 a distance of 22.5 feet South of the West Quarter corner of said Section 25, thence East parallel to the East and West Quarter line for a distance of 1050 feet, thence Southeasterly parallel to and distant 92.5 feet from the centerline of the Railroad for a distance of 335 feet to the East line of the Northwest quarter of the Southwest Quarter (NW1/4 of SW1/4) of said Section 25;

Also a tract of land 65 feet in width along the following described centerline, beginning at a point on the West line of the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of Section 25 a distance of 230 feet South of the Northwest corner of said Northeast Quarter of the Southwest quarter (NE1/4 of SW1/4) of Section 25, thence Southeasterly parallel to and distant 82.5 feet from the centerline of the Railroad for a distance of 210 feet and there terminating, all of Section numbered 25, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota;

Save and Except

A parcel conveyed in Quit Claim Deed filed December 2, 2015 as Document No. 2015-001368, more particularly described as follows:

All that part of the West Half of the Southeast Quarter of Section 25, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of the West Half of said Southeast Quarter; thence North 01° 24’ 35” East, bearing based on Lincoln County Coordinate System, along the east line of the West Half of said Southeast Quarter, a distance of 2646.23 feet, to the northeast corner of the West Half of said Southeast Quarter, thence South 02° 16’ 43” West a distance of 643.09 feet; thence South 03° 19’ 00” West a distance of 198.00 feet thence South 02° 35’ 30” West a distance of 1084.00 feet; thence South 02° 20’ 30” West a distance of 723.50 feet, to a point on the south line of said Southeast Quarter; thence North 89° 18’ 27” East, along said south line, a distance of 50.50 feet, to the point of beginning.

Tract 232

Fee Owner: Ronald Weverka a/k/a Ronald H. Weverka and Audrey M. Weverka, husband and wife

File Number: 01040-21112f

PIN: 06-0140-000

The West Half of the Southwest Quarter (W1/2 of SW1/4) of Section 25, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, according to the U. S. Government Survey thereof, lying and being Southwesterly of the now vacant right-of-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company,

Save and Except

A tract of land 45 feet in width along the following described centerline, beginning at a point on the West line of said Section 25, a distance of 22.5 feet South of the West Quarter (W1/4) corner of said Section 25, thence East, parallel to the East and West Quarter line for a distance of 1050 feet, thence Southeasterly parallel to and 92.5 feet distance from the center line of the now vacant right-of-way Minnesota and South Dakota Railway Company, also known as the Chicago & Northwestern Transportation Company, for a distance of 335 feet to the East line of the Northwest Quarter of Southwest Quarter (NW1/4 of SW1/4) of said Section 25 and there terminating.

AND

The East Half of the Southwest Quarter (E1/2 of SW1/4) and the West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 25, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, lying and being Southwesterly of the now vacant right-of-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company.

Save and Except

A tract of land 65 feet in width along the following described centerline: Beginning at a point on the West line of the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of said Section 25, 230 feet South of the Northwest corner of the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of said Section 25, thence Southeasterly parallel to and 82.5 feet from the center line of the now vacant right-or-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company for a distance of 210 feet and there terminating.

Also Save and Except

A parcel of land conveyed in Quit Claim Deed filed December 2, 2015 as Document No. 2015-001368 described more particularly as follows:

All that part of the West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 25, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of the West Half of said Southeast Quarter; thence North 01° 24’ 35” East, bearing based on Lincoln County Coordinate System, along the east line of the West Half of said Southeast Quarter, a distance of 2646.23 feet, to the northeast corner of the West Half of said Southeast Quarter, thence South 02° 16’ 43” West a distance of 643.09 feet; thence South 03° 19’ 00” West a distance of 198.00 feet thence South 02° 35’ 30” West a distance of 1084.00 feet; thence South 02° 20’ 30” West a distance of 723.50 feet, to a point on the south line of said Southeast Quarter; thence North 89° 18’ 27” East, along said south line, a distance of 50.50 feet, to the point of beginning.

Tract 233

Fee Owner: Ronald Weverka a/k/a Ronald H. Weverka and Audrey M. Weverka, husband and wife

File Number: 01040-21112d

PIN: 06-0142-000

A strip of land 100 feet in width extending over and across the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) and the West half of the Southeast quarter (W1/2 of SE1/4), Section 25, Township 112 North, Range 46 West, Lincoln County Minnesota, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and North Dakota Railway Co., (later the Chicago and Northwestern Transportation Company) as said main track center line was originally located and established over and across said Section 25. It being the intention of grantor herein to convey all of the railroad right of way located in the Northeast quarter of the Southwest quarter (NE1/4 of SW1/4) and the West half of the Southeast quarter (W1/2 of SE1/4) of Section 25, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 234

Fee Owner: Kenneth J. Evers as Personal Representative of the Estate of John J. Johnson and Kenneth J. Evers as Personal Representative of the Estate of Helen M. Krueger; as successor in interest to John J. Johnson as attorney-in-fact for Helen M. Krueger, a single person; and John J. Johnson, a single person

File Number: 01040-21103g

PIN: 06-0143-010

The Northwest Quarter (NW1/4) of Section 26, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Commencing at the Northwest corner of said Section 26, said point being the point of beginning, thence East on and along the North line of said Section 26 a distance of 735 feet, thence South parallel to the West line of said Section 26 a distance of 560 feet, thence South 59° West a distance of 100 feet, thence South 08° East a distance of 200 feet, thence West parallel to the North line of said Section 26 a distance of 120 feet. thence South 45° West a distance of 90 feet, thence South parallel to the West line of said Section 26, a distance of 440 feet, thence West parallel to the North line of said Section 26 a distance of 535 feet, thence North on and along the West line of said Section 26 a distance of 1,330 feet to the point of beginning, containing 20 acres more or less;

Also Save and Except

The South 5 rods of the West 40 rods of the Southwest Quarter of the Northwest Quarter of 26-112N-46W, Lincoln County, Minnesota.

Tract 235

Fee Owner: Alan Nuese and Connie Nuese, husband and wife

File Number: 01040-20836u

PIN: 06-0146-000

The Southwest Quarter and the South 5 rods of the West 40 rods of the Northwest Quarter of Section 26 in Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 236

Fee Owner: Lois Widmark a/k/a Lois Paine Widmark; Jacquelyn L. Dombek and Richard Dombek, wife and husband; Dianne V. Bunjer and Larry F. Bunjer, Trustees and Successor Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010

File Number: 01040-21112g

PIN: 06-0147-000

The Southeast quarter (SE1/4) of Section 26, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 237

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-21111u

PIN: 06-0148-000

The North Half of the Northwest Quarter (N1/2 of NW1/4) and the Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section 27, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A parcel conveyed in Warranty Deed filed August 9, 2005 as Document No. 2005-001176, more particularly described as follows:

All that part of the Northwest quarter (NW1/4) of Section 27, Township 112 North, Range 46 West, Lincoln County Minnesota, being more particularly described as follows:

Commencing at the Northwest corner of said Northwest quarter; thence South 00° 00’ 00” East, assumed bearing, along the west line of said Northwest quarter, a distance of 833.00 feet, to the point of beginning; thence continuing South 00° 00’ 00” East, along said west line, a distance of 662.00 feet; thence North 90° 00’ 00” East a distance of 515.00 feet; thence North 07° 46’ 21” East a distance of 394.07 feet; thence North 42° 26’ 17” West a distance of 367.96 feet; thence North 90° 00’ 00” West a distance of 320.00 feet, to the point of beginning.

Tract 238

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-21111t

PIN: 06-0149-000

Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4) of Section 27, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 239

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife

File Number: 01040-21105y

PIN: 06-0150-000

The Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) in Section 27, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The property conveyed to the State of Minnesota in the following instrument recorded in the office of the County Recorder for Lincoln County, Minnesota, Warranty Deed, dated January 19, 1967 and recorded February 10, 1967 in Book “75” of Deeds, page 543 and the property conveyed to the State of Minnesota in the following instrument recorded in the office of the County Recorder for Lincoln County, Minnesota, Warranty Deed, dated December 23, 1963 and recorded December 28, 1963 in Book 75, Page 339.

Tract 240

Fee Owner: Gary L. Johnson a/k/a Gary Johnson and Sherri D. Johnson, husband and wife

File Number: 01040-21101v

PIN: 06-0152-000

The West Half of the Northeast Quarter (W1/2 of NE1/4) of Section 27, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Northwest Quarter of the Northeast Quarter of Section 27, Township 112 North of Range 46 West of the 5th Principal Meridian, bounded by the following described lines: Beginning at a point on the North line of said Section 27, 1322.1 feet West of the Northeast corner thereof at the East 1/16th line of said section and from which the Northeast corner of said Section 27 bears North 90° 00’ East from the point of beginning; thence South 01° 19’ West, 1055.6 feet along the East 1/16th line of said Section 27; thence South 90° 00’ West, 719.1 feet; thence North 36° 18’ West, 388.6 feet; thence North 00° 35’ East, 742.5 feet to the North line of said Section 27; thence North 90° 00’ East, 965.9 feet along the North line of said Section 27 to the point of beginning.

Tract 241

Fee Owner: Rita C. Giesler, a single person; Nancy A. Schneider and William J. Schneider, wife and husband; and Dennis C. Giesler, a single person

File Number: 01040-21100u

PIN: 06-0154-000

The East Half of the Southwest Quarter (E1/2 of SW1/4), Section 27, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 242

Fee Owner: Judy M. Olsen and Larry D. Olsen, wife and husband

File Number: 01040-21107e

PIN: 06-0155-000

The West Half of the Southwest Quarter (W1/2 of SW1/4) of Section 27, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Tract 243

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife

File Number: 01040-21105y

PIN: 06-0156-000

The Southeast Quarter (SE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4) in Section Twenty-seven (27), Township One Hundred Twelve (112) North, of Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota; and excepting therefrom the from said Southeast Quarter of the Northeast Quarter the following described land:

The property conveyed to the State of Minnesota in the following described instrument recorded in the office of the County Recorder for Lincoln County, Minnesota, Warranty Deed dated December 23, 1963 and recorded December 28, 1963 in Book 75 of Deeds, Page 339; except that portion lying within land described by Deed (Class “A” Land Exchange), dated June 27, 1967 and recorded August 2, 1979 in Book 89 of Deeds on page 434.

Tract 244

Fee Owner: Charles M. Eidem and Carole J. Eidem as Trustees of the Trust Agreement of Charles M. Eidem dated March 25, 2015

File Number: 01040-21100f

PIN: 06-0157-000

The Northwest Quarter of Section 28, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

One acre in the Northwest corner of said Quarter.

Tract 245

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Pamela J. Olsen and Chad A. Olsen, Trustees of the Trust Agreement of Pamela J. Olsen dated April 30, 2008

File Number: 01040-21106p

PIN: 06-0158-000

Northeast Quarter of Section 28, Township 112 North, Range 46’ West of the Fifth Principal Meridian, Lincoln County, Minnesota, Excepting therefrom the following described property, to-wit: Commencing at the North quarter corner of said Section 28, thence North 90 Degrees 00 minutes 00 seconds East, assumed bearing, along the North line of said Northeast Quarter 246.50 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East along the north line a distance of 85 feet; thence South 01 degree 20 minutes 00 seconds West 1509.00 feet; thence South 83 degrees 41 minutes 32 seconds East 515.21 feet; thence South 00 degrees 00 minutes 00 seconds East 573.05 feet; thence South 87 degrees 00 minutes 00 seconds West 147.00 feet; thence South 00 degrees 00 minutes 00 seconds East 187.00 feet’ thence North 90 degrees 00 minutes 00 seconds West 419.48 feet’; thence North 01 degree 20 minutes 00 seconds East 530.00 feet; thence North 90 degrees 00 minutes 00 seconds West 50.00 feet; thence North 01 degrees 20 minutes 00 seconds East 1803.53 feet to the point of beginning.

Tract 246

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Pamela J. Olsen and Chad A. Olsen, Trustees of the Trust Agreement of Pamela J. Olsen dated April 30, 2008

File Number: 01040-21106p

PIN: 06-0159-000

Part of the Northeast Quarter of Section 28, Township 112 North, Range 46’ West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows : Commencing at the North quarter corner of said Section 28, thence North 90 Degrees 00 minutes 00 seconds East, assumed bearing, along the North line of said Northeast Quarter 246.50 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East along the north line a distance of 85 feet; thence South 01 degree 20 minutes 00 seconds West 1509.00 feet; thence South 83 degrees 41 minutes 32 seconds East 515.21 feet; thence South 00 degrees 00 minutes 00 seconds East 573.05 feet; thence South 87 degrees 00 minutes 00 seconds West 147.00 feet; thence South 00 degrees 00 minutes 00 seconds East 187.00 feet’ thence North 90 degrees 00 minutes 00 seconds West 419.48 feet’; thence North 01 degree 20 minutes 00 seconds East 530.00 feet; thence North 90 degrees 00 minutes 00 seconds West 50.00 feet; thence North 01 degrees 20 minutes 00 seconds East 1803.53 feet to the point of beginning.

Tract 247

Fee Owner: Anthony J. Citterman, a single person

File Number: 01040-21099n

PIN: 06-0160-000

The Southwest Quarter (SW1/4) of Section 28, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 248

Fee Owner: Darold B. Laabs and Helen A. Laabs, Trustees, or their successors in trust, under the Darold & Helen Laabs Living Trust dated September 21, 2013, and any amendments thereto

File Number: 01040-21103k

PIN: 06-0161-000

East Half of the Southeast Quarter (E1/2 of SE1/4) of Section 28, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 249

Fee Owner: Anthony J. Citterman, a single person

File Number: 01040-21099n

PIN: 06-0162-000

The West Half of the Southeast Quarter (W1/2 of SE1/4) of Section 28, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 250

Fee Owner: John A. Buseth and Vicki Buseth, husband and wife

File Number: 01040-21098x

PIN: 06-0163-000

All that part of the Northwest quarter of Section 29, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the Northwest corner of said Northwest quarter; thence North 89° 30’ 32” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the north line of said Northwest Quarter, a distance of 423.00 feet to the point of beginning; thence continuing North 89° 30’ 32” East, along said north line, a distance of 421.00 feet; thence South 00° 54’ 54” West a distance of 183.09 feet; thence North 89° 38’ 28” East a distance of 226.56 feet; thence South 00° 00’ 00” East a distance of 650.00 feet; thence South 88° 58’ 23” West a distance of 671.13 feet; thence North 01° 24’ 22” West a distance of 105.15 feet; thence North 90° 00’ 00” East a distance of 18.00 feet; thence North 00° 27’ 14” East a distance of 734.97 feet to the point of beginning.

Tract 251

Fee Owner: Chad A. Olsen and Pamela J. Olsen, Trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008; Pamela J. Olsen and Chad A. Olsen, Trustees of the Trust Agreement of Pamela J. Olsen dated April 30, 2008

File Number: 01040-21106p

PIN: 06-0164-000

All that part of the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section 29, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the northeast corner of the Northwest Quarter of said Northeast Quarter, thence South 89° 42’ 19” West, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the north line of said Northeast Quarter, a distance of 113.00 feet to the point of beginning; thence continuing South 89° 42’ 19” West, along said north line, a distance of 415.00 feet; thence South 00° 17’ 41” West a distance of 620.00 feet; thence North 89° 42’ 19” East a distance of 415.00 feet; thence North 00° 17’ 41” East a distance of 620.00 feet, to the point of beginning, Lincoln County, Minnesota.

Tract 252

Fee Owner: James Moravetz and Crystal Moravetz, husband and wife

File Number: 01040-21105b

PIN: 06-0165-000

That part of Section 29, Township 112 North, Range 46 West, of the fifth principal meridian, Lincoln County, Minnesota, described as follows: Commencing at the Northwest Corner of said Section 29, thence South 00° 00’ 00” East, assumed bearing, a distance of 2719.75 feet, along the West line of said Section 29 to the point of beginning; thence South 90° 00’ 00” East, a distance of 570.94 feet; thence North 05° 55’ 17” East, a distance of 130.67 feet; thence North 59° 57’ 17” East, a distance of 67.19 feet; thence South 89° 18’ 59” East, a distance of 646.34 feet; thence South 00° 30’ 01” West, a distance of 988.43 feet; thence North 87° 58’ 19” West, a distance of 701.64 feet; thence North 00° 34’ 29” West, a distance of 604.56 feet; thence South 88° 53’ 31” West, a distance of 573.08 feet to the West line of said Section 29; thence North 00° 00’ 00” West, a distance of 214.21 feet along the West line of said Section 29 to the point of beginning.

Tract 253

Fee Owner: Donald L. Engelstad and Sheila C. Engelstad, Trustees, or their successors in trust, under the Engelstad Family Trust, dated May 25, 2007

File Number: 01040-21100g

PIN: 06-0167-000

The North Half of the Northwest Quarter (N1/2 of NW1/4) of Section 30, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of Section 30, beginning at the Northwest corner of said Northwest Quarter; thence North 90° 00’ 00” east, assumed bearing, along the north line of said Northwest Quarter 380.00 feet; thence South 00° 00’ 00” East 375.00 feet; thence North 90° 00’ 00” West, parallel with said north line 130.00 feet; thence South 00° 00’ 00” East 80.00 feet; thence North 90°’ 00’ 00” West 95.00 feet; thence South 00° 00’ 00” East 235.00 feet; thence North 90° 00’ 00” West, parallel with said north line 155 feet more or less to a point on the west line of said Northwest Quarter; thence Northerly along said west line 690 feet more or less to the point of beginning.

Tract 254

Fee Owner: Ron Dean Johnson a/k/a Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102d

PIN: 06-0168-010

Government Lot 2, and the Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4) of Section 30, in Township 112 North, Range 46 West of the 5th P.M.,

Save and Except

All that part of Government Lot 2, in Section 30, bounded and described as follows: Beginning at the Northwest corner of said Government Lot 2; thence East on and along the North line of said Government Lot 2 a distance of 315 feet; thence South parallel to the West line of said Section 30, 598 feet; thence West parallel to the North line of said Government Lot 2 a distance of 315 feet, more or less, to the West line of said Section 30; thence North on and along the West line of said Section 30, 598 feet, more or less, to the point of beginning.

Tract 255

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011, and any amendments thereto File Number: 01040-21098w

PIN: 06-0169-000

The Northeast Quarter (NE1/4) of Section 30, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 256

Fee Owner: Linda K. Nelson, Jeanine L. Coners, and Theodore L. Nelson, as Trustees of the Curtis A. Nelson Family Trust dated March 6, 2008; and Linda K. Nelson as Trustee of the Linda K. Nelson Revocable Living Trust dated October 12, 2007

File Number: 01040-21105j

PIN: 06-0170-000

The East Half of the Southwest Quarter (E1/2 of SW1/4) and Government Lots 3 and 4, Also described as the Southwest Fractional Quarter (SW fr 1/4) of Section 30, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A parcel conveyed in Trustee’s Deed filed December 31, 2013 as Document No. 2013-002117, more particularly described as follows:

An undivided one-half interest in all that part of the Government Lot 4 in Section 30, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southwest corner of said Government Lot 4; thence South 89° 47’ 00” East, bearing based on Lincoln County Coordinate System, along the south line of said Government Lot 4 a distance of 775.00 feet; thence North 00° 06’ 14” East a distance of 551.00 feet, to the point of beginning; thence continuing North 00° 06’ 14” East a distance of 321.00 feet; thence North 89° 47’ 00” West a distance of 551.00 feet; thence South 00° 06’ 14” West a distance of 321.00 feet; thence South 89° 47’ 00” East a distance of 551.00 feet, to the point of beginning.

Tract 257

Fee Owner: Linda K. Nelson, Jeanine L. Coners, and Theodore L. Nelson, as Trustees of the Curtis A. Nelson Family Trust dated March 6, 2008; and Linda K. Nelson as Trustee of the Linda K. Nelson Revocable Living Trust dated October 12, 2007

File Number: 01040-21105j

PIN: 06-0171-000

The Southeast Quarter (SE1/4) of Section 30, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 258

Fee Owner: Linda K. Nelson, Jeanine L. Coners, and Theodore L. Nelson, as Trustees of the Curtis A. Nelson Family Trust dated March 6, 2008; and Linda K. Nelson as Trustee of the Linda K. Nelson Revocable Living Trust dated October 12, 2007

File Number: 01040-21105j

PIN: 06-0172-000

The East Half of the Northwest Quarter (E1/2 of NW1/4) and Government Lots 1 and 2 also described as the Northwest Fractional Quarter (NW fr 1/4), Section 31, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 259

Fee Owner: John D. Dorn and Monica Dorn, husband and wife

File Number: 01040-21099y

PIN: 06-0173-000

The Northeast Quarter of Section 31, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 260

Fee Owner: Brian Lawbergh, a single person

File Number: 01040-21104a

PIN: 06-0174-000

All that part of Government Lot 4, Section 31, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Southwest corner of said Government Lot 4; thence North 00° 03’ 29” East, bearing based on Lincoln County Coordinate System, along the west line of said Government Lot 4 a distance of 692.00 feet; Thence South 85° 15’ 45” East a distance of 754.00 feet; thence South 33° 55’ 39” East a distance of 158.00 feet; thence South 83° 40’ 52” East a distance of 358.00 feet; thence South 01° 56’ 32” West a distance of 262.00 feet; thence North 89° 00’ 00” West a distance of 77.00 feet; thence South 25° 45’ 00” West a distance of 217.00 feet to a point on the south line of said Government Lot 4; thence South 89° 48’ 57” West, along said south line, a distance of 1016.00 feet to the point of beginning.

Tract 261

Fee Owner: Joan A. Larson as Trustee of the Joan A. Larson Revocable Living Trust

File Number: 01040-21103z

PIN: 06-0174-010

All that part of Governments Lots 3 and4 and the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of Section 31, Township 112 North, Range 46 West, Lincoln County, Minnesota, Excepting therefrom:

All that part of Government Lot 4 described as follows: Beginning at the Southwest corner of said Government Lot 4; thence North 00° 03’ 29” East, bearing based on Lincoln County Coordinate System, along the west line of said Government Lot 4 a distance of 692.00 feet; thence South 85° 15’ 45” East a distance of 754.00 feet; thence South 33° 55’ 39” East a distance of 158.00 feet; Thence South 83° 40’ 52” East a distance of 358.00 feet; thence South 01° 56’ minutes 32” West a distance of 262.00 feet; thence North 89° 00’ 00” West a distance of 77.00 feet; thence South 25° 45’ 00” West a distance of 217.00 feet to a point on the south line of said Government Lot 4; thence South 89° 48’ 57” West, along said south line, a distance of 1016.00 feet to the point of beginning.

Tract 262

Fee Owner: John D. Dorn and Monica Dorn, husband and wife

File Number: 01040-21099y

PIN: 06-0175-000

The Southeast Quarter (SE1/4) and the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of Section 31, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 263

Fee Owner: Gordon E. Rosenthal and Carol J. Rosenthal, Trustees of the Gordon E. Rosenthal and Carol J. Rosenthal Revocable Trust

File Number: 01040-21108t

PIN: 06-0176-010

Northwest Quarter (NW1/4) of Section 32, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the West Half of the Northwest Quarter (W1/2 of NW1/4) of Section 32, Township 112 North, Range 46 West in Lincoln County, Minnesota, described as follows, to-wit:

Beginning on the west line of said Section 32 at a distance of 909.64 feet on an assumed bearing of South 00° degrees 00’ minutes West from the Northwest corner of Section 32; thence South 00° 00’ West along the west line of said Section 32 for 676.36 feet; thence North 88° 30’ East for 430.00 feet; thence North 00° 00’ East for 77.00 feet; thence North 89° 18’ East for 170.21 feet; thence North 00° 20’ West for 461.00 feet; thence North 89° 40’ East for 24.00 feet; thence North 30° 20’ East for 156.75 feet; thence South 89° 09’ West for 700.61 feet to the point of beginning, containing 9.15 acres, more or less.

Tract 264

Fee Owner: Gordon E. Rosenthal and Carol J. Rosenthal, Trustees of the Gordon E. Rosenthal and Carol J. Rosenthal Revocable Trust

File Number: 01040-21108t

PIN: 06-0176-010 (formerly 06-0176-005)

Northwest Quarter (NW1/4) of Section 32, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the West Half of the Northwest Quarter (W1/2 of NW1/4) of Section 32, Township 112 North, Range 46 West in Lincoln County, Minnesota, described as follows, to-wit:

Beginning on the west line of said Section 32 at a distance of 909.64 feet on an assumed bearing of South 00° degrees 00’ minutes West from the Northwest corner of Section 32; thence South 00° 00’ West along the west line of said Section 32 for 676.36 feet; thence North 88° 30’ East for 430.00 feet; thence North 00° 00’ East for 77.00 feet; thence North 89° 18’ East for 170.21 feet; thence North 00° 20’ West for 461.00 feet; thence North 89° 40’ East for 24.00 feet; thence North 30° 20’ East for 156.75 feet; thence South 89° 09’ West for 700.61 feet to the point of beginning, containing 9.15 acres, more or less.

Tract 265

Fee Owner: Todd A. Vierhuf and Deborah Vierhuf, husband and wife

File Number: 01040-21111w

PIN: 06-0178-000

The South 578 feet of the East 726 feet of the Southwest quarter (SW1/4) of Section 32, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 266

Fee Owner: Jeanette Hauschild, a single person; Sidney Hauschild and Judith Hauschild, husband and wife; Wayne Hauschild and Cheryl Hauschild, Trustees of the WC Hauschild Living Trust dated July 22, 2014

File Number: 01040-21100z

PIN: 06-0178-010

The Southwest Quarter of Section 32, Township 112 North, Range 46 West, Lincoln County, Minnesota

Save and Except

The South 578 feet of the East 726 feet thereof.

Tract 267

Fee Owner: David Arlon Buchholz and Suzanne Marie Buchholz, husband and wife

File Number: 01040-21098u

PIN: 06-0179-000

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 32, Township 112 North, Range 46 West in Lincoln County, Minnesota, described as follows, to-wit: Beginning on the east line of said Section 32 at a distance of 1,704.16 feet on an assumed bearing of North 00° 00’ east from the Southeast Corner of said Section 32; thence North 00° 00’ East along the east line of said Section 32 for 771.00 feet; thence South 89° 10’ West for 1,054.00 feet; thence South 01° 33’ 29” East for 811.55 feet; thence North 86° 55’ East for 1,033.32 feet to the point of beginning.

Tract 268

Fee Owner: Robert L. Rosenthal and Janice E. Rosenthal, Trustees of the Robert L. Rosenthal Living Revocable Trust dated the 24th day of January, 1992

File Number: 01040-21108v

PIN: 06-0179-010

West Half of the Southeast Quarter (W1/2 SE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section 32, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A parcel conveyed in Warranty Deed filed April 26, 2000 as Document No. 151632, more particularly described as follows:

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 32, Township 112 North. Range 46 West in Lincoln County. Minnesota, described as follows, to wit:

Beginning on the east line of said Section 32 at a distance of 1,704.16 feet on an assumed bearing of North 00° 00’ East from the Southeast Corner of said Section 32; thence North 00° 00’ East along the east line of said Section 32 for 771.00 feet; thence South 89°10’ West for 1,054.00 feet; thence South 01° 33’ 29” East for 811.55 feet; thence North 86° 55’ East for 1,033.32 feet to the point of beginning, containing 18.95 acres, more or less.

Tract 269

Fee Owner: Robert L. Rosenthal and Janice E. Rosenthal, Trustees of the Robert L. Rosenthal Living Revocable Trust dated the 24th day of January, 1992

File Number: 01040-21108v

PIN: 06-0180-000

Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section 32, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 270

Fee Owner: M & M Farm Properties, LLC, a limited liability company under the laws of Arizona

File Number: 01040-21100r

PIN: 06-0181-000

The Northwest Quarter of the Northwest Quarter of Section 33, Township 112 North, Range 46 of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 271

Fee Owner: M & M Farm Properties, LLC, a limited liability company under the laws of Arizona

File Number: 01040-21100r

PIN: 06-0182-000

The South Half of the Northwest Quarter and the Northeast Quarter of the Northwest Quarter of Section 33, Township 112 North, Range 46 of the Fifth Principal Meridian, Lincoln County, Minnesota.

Save and Except

The tract described as: Beginning at the North Quarter corner of Section 33, then South along the Quarter line 475 feet, then West 65 feet, then North 475 feet, then East 65 feet, Township 112, Range 46, Lincoln County, Minnesota.

Tract 272

Fee Owner: Kyle Kjelden, a single person & Natalie Johnson, a single person

File Number: 01040-21103a

PIN: 06-0183-000

All that part of the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section 33, Township 112 North, Range 46 West, Lincoln County, Minnesota, described as follows, to-wit:

Beginning at the Northwest Corner of the Northeast Quarter of said Section 33; thence South 90° 00’ East along the North line of said Section 33 for 290.00 feet; thence South 00° 50’ West for 310.00 feet; thence South 87° 00’ East for 50.00 feet; thence South 01° 27’ 31” West for 525.17 feet; thence North 89° 40’ West for 340.84 feet to the West line of the Northeast Quarter of said Section 33; thence North 01° 17’ 16” East along the said West line for 835.82 feet to the point of beginning

AND

The East 65 feet of the North 475 feet of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section 33, Township 112 North, Range 46 West in Lincoln County, Minnesota.

Tract 273

Fee Owner: Keith Nuese and Robin Nuese, husband and wife; Alan Nuese and Connie Nuese, husband and wife; Gary Nuese and Ann Nuese, husband and wife

File Number: 01040-21105v

PIN: 06-0183-010

The Northeast quarter (NE1/4) of Section 33, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Northeast Quarter of Section 33, beginning at the Northwest corner of the Northeast Quarter of said Section 33; thence South 90° 00’ East along the North line of said Section 33 for 290.00 feet; thence South 00° 50’ West for 310 feet; thence South 87° 00’ East for 50.00 feet; thence South 01° 27’ 31” West for 525.17 feet; thence North 89° 40’ West for 340.84 feet to the West line of the Northeast Quarter of said Section 33; thence North 01 ° 17’ 16” East along the said West line for 835.82 feet to the point of beginning.

Tract 274

Fee Owner: Lincoln-Pipestone Rural Water System, a body politic a/k/a Lincoln-Pipestone Rural Water System, a public body and rural water system under M.S. 116A et seq.

File Number: 17000330424-243

PIN: 06-0185-000

The West Two Hundred Ninety-five and Sixteen/hundredths feet (295.16’) of the South Four Hundred Eleven and Seventy-five/hundredths feet (411.75’) of the Southwest Quarter (SW1/4) Section Thirty-three (33), Township One Hundred Twelve North (T112N), Range Forty-six West (R46W) of the Fifth Principal Meridian (5th P.M.), Lincoln County, Minnesota, except Minnesota Trunk Highway No. 19 right-of-way, and containing two and zero/hundredths acres (2.00A.).

Tract 275

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife; Keith Nuese and Robin L. Nuese, husband and wife; Gary L. Nuese and Ann M. Nuese, husband and wife; Alan R. Nuese and Connie L. Nuese, husband and wife

File Number: 01040-20836v

PIN: 06-0187-000

West Half (W1/2) of Section 34, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 276

Fee Owner: Louis P. Claeys, a single person

File Number: 01040-21099q

PIN: 06-0188-000

The Northeast Quarter (NE1/4) of Section 34, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 277

Fee Owner: Richard P. Rybinski, Trustee of the Trust Agreement of Richard P. Rybinski dated October 12, 2011; and Kaleen M. Rybinski, Trustee of the Trust Agreement of Kaleen M. Rybinski dated October 12, 2011

File Number: 01040-21109m

PIN: 06-0189-000

Southeast Quarter (SE1/4) of Section 34, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A parcel conveyed in Quit Claim Deed filed December 29, 1928 in Book 48 at Page 544, more particularly described as follows:

Commencing at a point 192.1 feet North and 33 feet West of the Southeast corner of Section 34, thence Southerly and Westerly on a 29° curve for a distance of 304.8 feet, thence East parallel to section line for a distance of 159. 1 feet, thence North parallel with section line for a distance of 159.1 feet to a point of beginning, said tract of land containing 0.13 acres, more or less.

Tract 278

Fee Owner: Richard P. Rybinski, Trustee of the Trust Agreement of Richard P. Rybinski dated October 12, 2011; and Kaleen M. Rybinski, Trustee of the Trust Agreement of Kaleen M. Rybinski dated October 12, 2011

File Number: 01040-21109m

PIN: 06-0190-000

Northwest quarter (NW1/4) of Section 35, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 279

Fee Owner: Norris Oerter and Barbara Oerter, as trustees of the Trust Agreement of Norris Oerter and Barbara Oerter

File Number: 01040-21106h

PIN: 06-0191-000

North Half of the Northeast Quarter (N1/2 of NE1/4), Section 35, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 280

Fee Owner: Richard P. Rybinski, Trustee of the Trust Agreement of Richard P. Rybinski dated October 12, 2011; and Kaleen M. Rybinski, Trustee of the Trust Agreement of Kaleen M. Rybinski dated October 12, 2011

File Number: 01040-21109m

PIN: 06-0192-000

The Southwest Quarter (SW 1/4) of Section 35, Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the South Half of the Southwest Quarter (S1/2 of SW1/4) of Section 35, beginning at a point on the Section line 1195 feet East of the Southwest corner of Section 35, thence East on and along the section line for a distance of 360 feet, thence deflect to the left 90° 00’ for a distance of 484 feet, thence deflect to the left 90° 00’ for a distance of 360 feet, thence deflect to the left 90° 00’ for a distance of 484 feet, to the point of beginning. Said tract containing 4.00 acres, more or less.

Also Save and Except

All that part of the Southwest quarter of the Southwest quarter of Section 35, beginning at the Southwest corner of said Southwest quarter; thence North 90° 00’ 00” East, assumed bearing, along the south line of said Southwest quarter, a distance of 1195.00 feet; thence North 00° 00’ 00” East a distance of 787.32 feet; thence North 90° 00’ 00” West a distance of 1174.14 feet, to a point on the west line of said Southwest quarter; thence South 01° 31’ 03” West, along said west line, a distance of 787.60 feet to the point of beginning. Said tract of land is subject to any existing highways, roadways, or easements.

Tract 281

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011

File Number: 01040-21100v

PIN: 06-0195-000

The Northwest Quarter of the Northwest Quarter of Section 36, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 282

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011 File Number: 01040-21100v

PIN: 06-0196-000

The Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4) and the South Half of the Northwest Quarter (S1/2 of NW1/4) all in Section 36, Township 112 North, Range 46 West, Lincoln County, Minnesota

Save and Except

All that part of the North Half of the Northeast Quarter of the Northwest Quarter (N1/2 of NE1/4 of NW1/4) of Section 36, commencing at the North Quarter corner of said section; thence South 89° 49’ 30” West 743.26 feet on and along the North line of said section to the point of beginning; thence South 03° 29’ West 297.0 feet; thence North 86° 05’ West 274.3 feet, thence 50° 14’ West 391.2 feet to a point on the West 1/16 line; thence North 00° 02’ East 515.65 feet on and along the West 1/16 line to the North line of said section, thence North 88° 49’ 30” East 592.07 feet on and along the North Line of said section to the point of beginning.

All that part of the West Half of Southwest Quarter of Northwest Quarter (W1/2 of SW1/4 of NW1/4) of Section 36, commencing at the West Quarter corner of said Section 36; thence North 00° 00’ East 514.64 feet on and along the West line of said section to the point of beginning; thence North 77° 24’ East 206.2 feet; thence North 45° 43’ East 179.0 feet; thence North 07° 59’ East 649.05 feet to a point on the North 1/16 line of said section; thence South 88° 44’ West 419.75 feet on and along said North 1/16 line to the West line of said section; thence South 00° 00’ East 803.65 feet on and along said West Line to the point of beginning.

All that part of the South Half of the Northwest Quarter (S1/2 of NW1/4) of Section 36, commencing at the West Quarter corner of said Section 36; thence North 88° 39’ 30 East 1100.00 feet on and along the East-West Quarter line to the point of beginning; thence North 00° 00’ East 420.0 feet; thence North 43° 43’ East 294.8 feet; thence South 72° 22’ East 345.6 feet; thence South 00° 00’ East 515.8 feet to a point on the East-West Quarter line of said section; thence South 88° 39’ 30” West 533.4 feet on and along said East-West Quarter line to the point of beginning.

Tract 283

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011

File Number: 01040-21100v

PIN: 06-0198-000

The North Half of the Northeast Quarter (N1/2 NE1/4) less former rail road right of way in Section 36, Township 112 North, Range 46 West, Lincoln County, Minnesota

Tract 284

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011

File Number: 01040-21100v

PIN: 06-0199-000

The South Half of the Northeast Quarter in Section 36, Township 112 North, Range 46 West, Lincoln County, Minnesota

Tract 285

Fee Owner: Stanley D. Gorecki and Marie J. Gorecki, Trustees of the Stanley D. Gorecki and Marie J. Gorecki Living Trust dated April 12, 2011

File Number: 01040-21100v

PIN: 06-0200-000

A strip of land formerly rail road right of way in the North Half of the Northeast Quarter of Section 36, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 286

Fee Owner: Laura Block, Trustee of The Thomas L. Seitz Trust dated July 11, 2014

File Number: 01040-21109s

PIN: 06-0205-000

Lot One (1) and Lot Two (2), Section One (1), Township One Hundred Twelve (112), Range Forty-seven (47), West of the Fifth Principal Meridian, Lincoln County, Minnesota EXCEPT the South Fifty-Nine (59) Rods of said Lot Two (2).

Tract 287

Fee Owner: Robert R. Beyer and Kristen C. Beyer, Trustees of the Robert R. and Kristen C. Beyer Living Trust dated March 28, 2008

File Number: 01040-21098s

PIN: 06-0206-000

The South 59 rods of Lot 2, and all of Lots 3 and 4 of Section 1, Township 112 North of Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 288

Fee Owner: Omer J. Ness, Trustee and Ileen H. Ness, Trustee, under the Omer & Ileen Ness Living Trust dated November 11, 2013, and any amendments thereto as successors in interest to Joseph H. Ness and Betty L. Ness, husband and wife, individually and as Trustees of the Joseph H. Ness and Betty L. Ness Revocable Living Trust dated October 31, 1997; and Omer J. Ness, Trustee and Ileen H. Ness, Trustee, under the Omer & Ileen Ness Living Trust dated November 11, 2013, and any amendments thereto

File Number: 01040-21105t

PIN: 06-0207-000

Government Lot 1 of Section 12, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 289

Fee Owner: Gail Kvernmo, Trustee of the Gail Kvernmo Trust dated August 14, 2007

File Number: 01040-21103h

PIN: 06-0208-010

Government Lots 2, 3 and 4 of Section 12, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of Government Lot 4 of Section 12, beginning at the Southwest corner of said Government Lot 4; thence North 00° 08’ 45” East, assumed bearing, along the West line of said Government Lot 4, a distance of 620.00 feet; thence South 89° 43’ 15” East a distance of 661.06 feet; thence South 00° 03’ 31” West a distance of 617.45 feet, to a point on the South line of said Government Lot 4; thence North 89° 56’ 29” West, along said South line, a distance of 662.00 feet to the point of beginning.

Tract 290

Fee Owner: Gail Kvernmo, Trustee of the Gail Kvernmo Trust dated August 14, 2007

File Number: 01040-21103h

PIN: 06-0209-000

Government Lot 1 of Section 13, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 291

Fee Owner: Olsen Custom Farms, LLC, a Minnesota limited liability company

File Number: 01040-21106j

PIN: 06-0210-000

All that part of Government Lot 2 of Section 13, Township 112 North, Range 47 West, Lincoln County, Minnesota, lying north of the following described line:

Commencing at the southeast corner of said Government Lot 2; thence North 00° degrees 11 minutes 39 seconds West, assumed bearing, along the east line of said Government Lot 2, a distance of 338.55 feet to the point of beginning of said line to be described; thence North 89° degrees 20 minutes 00 seconds West a distance of 1898.60 feet to a point on the west line of said Government Lot 2, said line there terminating

Save and Except

The north 150 feet of the west 300 feet of said Government Lot 2.

Tract 292

Fee Owner: Gary Lee Johnson a/k/a Gary Johnson and Sherri D. Johnson a/k/a Sherri Johnson, husband and wife; and Ron D. Johnson and Racquel L. Johnson, husband and wife

File Number: 01040-21102g

PIN: 06-0214-000

Government Lots 3 and 4 of Section 25, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 293

Fee Owner: Donald L. Engelstad and Sheila C. Engelstad, Trustees, or their successors in trust, under the Engelstad Family Trust, dated May 25, 2007

File Number: 01040-21100g

PIN: 06-0215-000

Government Lots 1 and 2 of Section 36, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 294

Fee Owner: Joan A. Larson as Trustee of the Joan A. Larson Revocable Living Trust

File Number: 01040-21103z

PIN: 06-0216-000

Government Lot 3 of Section 36, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 295

Fee Owner: Timothy R. Rosenthal, as trustee of the Timothy R. Rosenthal Living Trust dated November 17, 2004

File Number: 01040-21108x

PIN: 06-0217-000

Government Lot 4 of Section 36, Township 112 North, Range 47 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 296

Fee Owner: Steven J. Kontz and James R. as tenants in common

File Number: 01040-20836k

PIN: 11-0020-000

Government Lot 3 and the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and the East Half of the Southwest Quarter (E1/2 SW1/4) and the Northwest Quarter of the Southeast Quarter (NW1/4 SE1/4) of Section 5, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

All that part of the Southwest Quarter (SW1/4) of Section 5, commencing at the South Quarter corner of Section 5, thence West on and along Section Line 864.5 feet for a point of beginning, thence deflect to the right (North) 90° 04’ for a distance of 957 feet, thence deflect to the right 74° 50’ for a distance of 340 feet, thence deflect to the left 85° 38’ for a distance of 70 feet, thence deflect to the right 35° 25’ for a distance of 205 feet, thence deflect to the left 16° 44’ for a distance of 280 feet; thence deflect to the left 100° 20’ for a distance of 616 feet, thence deflect to the left 88° 43’ for a distance of 710 feet, thence deflect to the left 90° 00’ for a distance of 113.2 feet, thence deflect to the right (South) 91° 10’ for a distance of 844.4 feet, thence deflect to the left 90° 04’ for a distance of 50 feet to the point of beginning, Lincoln County, Minnesota.

Being Abstract Land.

Tract 297

Fee Owner: Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 11-0024-010

Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section 5, Township 113 North of Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Being Abstract Land.

Tract 298

Fee Owner: Steven L. Veverka a/k/a Steven Veverka, a single person

File Number: 01040-20838v

PIN: 11-0030-000

Government Lots 1 and 2 of Section 7, Township 113 North, Range 45 West, Lincoln County, Minnesota.

Being Abstract Land.

Tract 299

Fee Owner: Reuben Nicolai, a single person

File Number: 01040-20836s

PIN: 11-0031-000

That East Half of the Northwest Quarter (E1/2 of NW1/4) and Government Lot 3 and the Northeast Quarter of the Southwest Quarter, (NE1/4 of SW1/4) also described as the North Half of the Southwest Quarter (N1/2 of SW1/4) all in Section 7, Township 113 North, Range 45 West, of the Fifth Principal Meridian, Lincoln County, Minnesota,

Tract 300

Fee Owner: Wayne & Janet Jerzak Family Limited Partnership, a Minnesota limited partnership

File Number: 01040-20836a

PIN: 11-0034-000

The Southeast Quarter of the Southwest Quarter (SEW1/4 of SW1/4) and Government Lot 4 in Section 7, Township 113 North, Range 45 West, Lincoln County, Minnesota

Tract 301

Fee Owner: Steven J. Kontz and James R. Kontz, as Trustees of the Richard W. Kontz Family Trust U/A Revocable Living Trust dated November 29, 1996

File Number: 01040-20836k

PIN: 11-0035-000

All that part of the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of said Section 7, Township 113 North, Range 45 West of the Fifth Principal Meridian described as follows:

Commencing at the Northeast corner of said Southwest Quarter of the Southeast Quarter; thence West 18 feet; thence Southeasterly to a point 18 feet South of the point of commencement; thence North to the point of commencement,

and

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section 7 in Township 113 North of Range 45 West of the Fifth Principal Meridian,

Save and Except

All that part of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of said Section 7 commencing at the quarter stake on the Northeast corner of the Southeast Quarter; thence direct Southerly along the East section line of said Section 7, 665 feet; thence in a Northwesterly direction 445.3 feet, to a point 220 feet West of said East section line on said Section 7, thence direct North and parallel with said East line of said Section 7,379 feet to a point on the quarter line between the Northeast Quarter (NE1/4) of said Section 7 and the Southeast Quarter (SE1/4) of said Section 7; thence East along said quarter line 220 feet, Lincoln County, Minnesota.

Tract 302

Fee Owner: Wayne & Janet Jerzak Family Limited Partnership, a Minnesota limited partnership

File Number: 01040-20836a

PIN: 11-0037-000

The Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4), Section 7, Township 113 North, Range 45 West, except that part commencing at the Northeast corner thereof, thence West along the North line 18 feet; thence Southeasterly to a point on the East line of said Southwest Quarter of the Southeast Quarter which is 18 feet South of the Northeast Corner; thence North to the point of commencement, Lincoln County, Minnesota

Tract 303

Fee Owner: Lyon Main Partnership, under the laws of the State of Minnesota

File Number: 01040-21104k

PIN: 11-0103-000

The West Half of the Southwest Quarter (W1/2 of SW1/4) of Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 304

Fee Owner: Katherine Skorczewski, a single person; Donna Skorczewski, a single person; Duane Skorczewski and Laralyn Skorczewski, husband and wife

File Number: 01040-20837v

PIN: 11-0104-000

The Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 305

Fee Owner: Sussan E. Hauschild and Randy J. Hauschild, wife and husband

File Number: 01040-20835y

PIN: 11-0105-000

The Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) of Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 307

Fee Owner: Sussan E. Hauschild and Randy J. Hauschild, wife and husband

File Number: 01040-20835y

PIN: 11-0107-000

The Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota,

Save and Except

Beginning at a point on the quarter quarter section line a distance of 165 feet North of the Southwest corner of the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 17, thence North on and along the Quarter Quarter Section line for a distance of 130.16 feet, thence east at an interior angle of 88° 22’ for a distance of 295.16 feet, thence South at an interior angle of 91° 38’ for a distance of 295.16 feet to the section line, thence West on and along the Section line for a distance of 31.16 feet, thence North at an interior angle of 91° 38’ for a distance of 165, thence West parallel to the South line of said Section 17 for a distance of 264 feet to the point of beginning

Also Save and Except

All that part of the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 17, commencing at the Southwest corner of the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) running thence due north along the West line a distance of 10 rods, thence east at right angles with the last line a distance of 16 rods, thence south at right angles with the last line 10 rods, thence west to the point of commencement 16 rods

Tract 308

Fee Owner: Katherine Skorczewski, a single person; Donna Skorczewski, a single person; Duane Skorczewski and Laralyn Skorczewski, husband and wife

File Number: 01040-20837v

PIN: 11-0108-000

The Northwest Quarter of the Southeast Quarter (NW1/4 of SE1/4) and the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) all in Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 309

Fee Owner: Katherine Skorczewski, a single person

File Number: 01040-20837u

PIN: 11-0108-010

The Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 17, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 310

Fee Owner: Wayne & Janet Jerzak Family Limited Partnership, a Minnesota limited partnership

File Number: 01040-20836a

PIN: 11-0109-000

The Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) and Government Lots 1 and 2, Section 18, Township 113 North, Range 45 West, Lincoln County, Minnesota.

Tract 311

Fee Owner: Wayne & Janet Jerzak Family Limited Partnership, a Minnesota limited partnership

File Number: 01040-20836a

PIN: 11-0110-000

The Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4), the South Half of the Northeast Quarter (S1/2 of NE1/4) and the Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4), all in Section 18, Township 113 North, Range 45 West, Lincoln County, Minnesota

Tract 312

Fee Owner: Lance Radziej and Megan Baney, husband and wife

File Number: 01040-21108k

PIN: 11-0113-000

That part of the East Half of the Southwest Quarter (E1/2 of SW1/4) and Government Lot 4 of Section 18, Township 113 North, Range 45 West, described as follows:

Commencing at the Southeast corner of the Southwest Quarter (SW1/4) of Section 18, thence west along the South line of said Southwest Quarter 390 feet; thence due North on a line parallel on the east line of said Southwest Quarter 1,005 feet; thence due east on a line parallel with the South line of said Southwest Quarter 390 feet to the east line of said Southwest Quarter; thence South on said East line of said Southwest Quarter 1,005 feet to the point of beginning.

Tract 313

Fee Owner: Randy J. Kraus and Christine Kraus, husband and wife; and James H. Kraus and Jeanne Kraus, husband and wife

File Number: 01040-21103e

PIN: 11-0113-010

The East Half of the Southwest Quarter (E1/2 of SW1/4) and Government Lot 4 of Section 18, Township 113 North Range 45 West, EXCEPTING THEREFROM:

Commencing at the Southeast corner of the Southwest Quarter (SW1/4) of Section 18, thence West along the South line of said Southwest Quarter 390 feet; thence due North on a line parallel on the East line of said Southwest Quarter 1,005 feet; thence due East on a line parallel with the South line of said Southwest Quarter 390 feet to the East line of said Southwest Quarter; thence South on said East line of said Southwest Quarter 1,005 feet to the point of beginning.

Tract 314

Fee Owner: Lyon Main Partnership, under the laws of the State of Minnesota

File Number: 01040-21104k

PIN: 11-0114-000

The Southeast Quarter (SE1/4) of Section 18, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 315

Fee Owner: Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008

File Number: 01040-21107y

PIN: 11-0115-000

The North 1,264 feet of the West 1,590 feet of the Northwest Quarter (NW1/4), Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Save and Except

The South 214 feet of the West 350 feet thereof.

Tract 316

Fee Owner: Bruce H. Dushack and Judith A. Dushack, Trustees of the Bruce H. Dushack & Judith A. Dushack Revocable Trust UTD 9/7/11 FBO Same

File Number: 01040-21100d

PIN: 11-0115-010

Government Lots 1 and 2 of Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

The North 1,264.00 feet of the West 1,590.00 feet of the Northwest Quarter, excepting therefrom

The South 214 feet of the West 350 feet thereof, all in Section 19, Township 113 North, Range 45 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 317

Fee Owner: Deloris M. Olson; and Darla M. Buseth and Daniel Buseth, wife and husband

File Number: 01040-21107x

PIN: 11-0116-000

East Half of the Northwest Quarter (E1/2 NW1/4) except cartway, of Section Nineteen (19), Township One Hundred Thirteen (113) North, Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 318

Fee Owner: Eloise Sik, a single person; Ila Schult, a single person; Betty VanDeVeire f/k/a Elizabeth VanDeVeire and Larry VanDeVeire, wife and husband; and Teresa Anderson, a single person

File Number: 01040-21109v

PIN: 11-0117-000

The East 58 rods of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) also all that part of the South Half of the Northeast Quarter (S1/2 of NE1/4) lying and being Easterly of the following described line: Beginning at a point in the South line of the South Half of the Northeast Quarter (S1/2 of NE1/4) 25 rods East of the Southwest corner thereof and running thence Northeasterly to a point on the North line of said South Half of the Northeast Quarter (S1/2 of NE1/4) 100 rods East of the Northwest corner thereof all in Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 319

Fee Owner: Darrel D. Johnson a/k/a Darrel Johnson and Donna M. Johnson a/k/a Donna Johnson, husband and wife

File Number: 01040-21101r

PIN: 11-0118-000

The West 22 rods of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) and the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) and all that part of the South Half of the Northeast Quarter (S1/2 of NE1/4) described as follows, to-wit:

Beginning at the Southwest corner of said South Half of the Northeast Quarter (S1/2 of NE1/4); thence running Easterly along and upon the South line of said South Half of the Northeast Quarter (S1/2 of NE1/4) a distance of 25 rods; thence running Northeasterly in a straight line to a point 100 rods East of the Northwest corner of said South Half of the Northeast Quarter (S1/2 of NE1/4); thence running Westerly along and upon the North line of said South Half of the Northeast Quarter (S1/2 of NE1/4) a distance of 100 rods to the Northwest corner of said South Half of the Northeast Quarter (S1/2 of NE1/4); thence running South along and upon the West line of said South Half of the Northeast Quarter (S1/2 of NE1/4) to the point of beginning; and also commencing at the Southeasterly corner of the East Half of the Northwest Quarter (E1/2 of NW1/4), thence running Northerly on the East line of said East Half of the Northwest Quarter (E1/2 of NW1/4) 48 feet, thence running Southwesterly in a direct line to a point which is located on the South line of said East Half of the Northwest Quarter (E1/2 of

NW1/4) 48 feet westerly from said Southeast corner of said East Half of Northwest Quarter (E1/2 of NW1/4), thence running Easterly on the South line of said East Half of the Northwest Quarter (E1/2 of NW1/4) 48 feet to the point of beginning, and Government Lot 3 and the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 320

Fee Owner: Wendy J. Sterzinger f/k/a Wendy J. Schalek f/k/a Wendy Jean Schalek f/k/a Wendy Jean Schalek-Rouse f/k/a Wendy Rouse and William Sterzinger, wife and husband

File Number: 01040-21111g

PIN: 11-0119-000

Government Lot 4, also described as the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 321

Fee Owner: Michael Joseph Drietz and Teresa May Drietz, husband and wife

File Number: 01040-21100b

PIN: 11-0120-000

The Southeast Quarter of the Southwest Quarter (SE/14 of SW1/4) and the West Half of the Southeast Quarter (W1/2 SE1/4) of Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 322

Fee Owner: Michael Joseph Drietz and Teresa May Drietz, husband and wife

File Number: 01040-21100b

PIN: 11-0121-000

The East Half of the Southeast Quarter (E1/2 SE1/4) of Section 19, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 323

Fee Owner: Donald P. Regnier and Nancy Regnier, husband and wife

File Number: 01040-21108r

PIN: 11-0122-010

The Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) and the Northwest Quarter (NW1/4) of Section 20, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A tract of land in the North Half of the Northwest Quarter (N1/2 of NW1/4) of Section 20, Township 113 North, Range 45 West, described as follows:

Beginning at a point on the North line of said Section 20, 33 feet West of the Northeast Corner of the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of said Section 20, thence southerly at right angles to the section line for 132 feet, thence East parallel to the section line for 165 feet, thence Northerly at right angles to the section line for 132 feet to the section line, thence westerly on the section line 165 feet to the point of beginning, said tract containing 0.50 acres, more or less.

Also Save and Except

Beginning at the Northeast corner of the Northwest Quarter (NW1/4) of said Section 20, thence south along the East line thereof a distance of 564 feet, thence West at right angles a distance of 463 feet, thence North at right angles to the North line of said Section 20, thence East along the North line thereof to the point of beginning.

Tract 324

Fee Owner: Curtis L. Blumeyer, a single person

File Number: 01040-20835h

PIN: 11-0124-000

The Northwest Quarter of the Northeast Quarter (NW1/4 of NE14) and the South Half of the Northeast Quarter (S1/2 of NE1/4) of Section 20, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

A strip of land 1-1/2 rods wide extending west from the Southeast corner of the Northeast Quarter of Section 20, along and adjacent to the South boundary line of said Northeast Quarter section a distance of 7.47 chains, said quarter line forming the South boundary of said strip of land hereby conveyed.

Also Save and Except

Beginning at the Northeast corner of said Northwest Quarter of the Northeast Quarter, thence North 87°, 09’ 47” West, assumed bearing, along the North line of said Northwest Quarter of the Northeast Quarter 247.50 feet; thence South 02°, 50’, 13” West at right angles to said North line 600.00 feet; thence South 87°, 09’, 47” East, parallel with said North line 274.90 feet to a point on the East line of said Northwest Quarter of the Northeast Quarter; thence North 00°, 13’, 19” East along said East line 600.63 feet to the point of beginning.

Tract 325

Fee Owner: Marble Lutheran Church, A Minnesota corporation

File Number: 01040-20836p

PIN: 11-0124-010

Beginning at the Northeast corner of the Southeast quarter (SE1/4) of Section 20, Township 113 North, Range 45 West, Lincoln County, Minnesota, thence West 30 rods, thence South 9-1/3 rods, thence East 30 rods, thence North 9-1/3 rods to the point of beginning, Lincoln County, Minnesota.

AND

Beginning at a point 7.47 chains West of the Quarter stake on the East side of Section 20 in Township 113, Range 45, Lincoln County, Minnesota and running thence West 6.66-2/3 chains thence South 3 chains thence East 6.66-2/3 chains, thence North 3 chains to place of beginning.

Tract 326

Fee Owner: Curtis L. Blumeyer, a single person

File Number: 01040-20835h

PIN: 11-0125-000

The Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) and that part of the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) all of Section 20, Township 113 North, Range 45 West, Lincoln County,

Minnesota, described as follows: beginning at the Northeast corner of said Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4), thence North 87°, 09’, 47” West, assumed bearing, along the North line of said Northwest Quarter of the Northeast Quarter 247.50 feet; thence South 02°, 50’, 13” West at right angles to said North line 600.00 feet; thence South 87°, 09’, 47” East, parallel with said North line 274.90 feet to a point on the East line of said Northwest Quarter of the Northeast Quarter; thence North 00°, 13’, 19” East along said East line 600.63 feet to the point of beginning.

Tract 327

Fee Owner: Rodney Lipinski a/k/a Rodney R. Lipinski; and Lorraine Lipinski a/k/a Lorraine F. Lipinski

File Number: 17000330424-239

PIN: 11-0126-000

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section 20, in Township 113 North, Range 45 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 328

Fee Owner: Marble Lutheran Church, A Minnesota corporation

File Number: 01040-20836p

PIN: 11-0128-000

A strip of land 1-1/2 rods wide extending west from the Southeast corner of the Northeast Quarter (NE1/4) of Section 20, Township 113, Range 45, Lincoln County, Minnesota, along and adjacent to the South boundary line of said Northeast Quarter section a distance of 7.47 chains, said quarter line forming the south boundary of said strip of land hereby conveyed.

AND

A Strip of land 1-1/2 rods wide extending west from the Southeast corner of the Northeast Quarter of Section 20, Township 113, Range 45, Lincoln County, Minnesota, along and adjacent to the South boundary line of said Northeast Quarter section a distance of 14.13 2/3 chains, said quarter line forming the South boundary of the said strip of land hereby conveyed

Save and Except

The east 7.47 chains thereof,

Tract 329

Fee Owner: Mark A. Lacek and Mary Kay Lacek, husband and wife

File Number: 16000332597-11

PIN: 11-0173-000

The Westerly 410 feet of the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of Section 28, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 330

Fee Owner: Dorance Lacek and Elaine M. Lacek a/k/a Elaine Lacek, husband and wife

File Number: 16000332597-16

PIN: 11-0177-000

The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Twenty-nine (29), Township One Hundred Thirteen North (113N), Range Forty-five West (45W) of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 331

Fee Owner: Sussan E. Hauschild and Randy J. Hauschild, wife and husband

File Number: 01040-20835y

PIN: 11-0178-000

The Northeast Quarter (NE1/4) and the East Half of the Northwest Quarter (E1/2 of NW1/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 332

Fee Owner: Dorance Lacek and Elaine M. Lacek a/k/a Elaine Lacek, husband and wife

File Number: 16000332597-18

PIN: 11-0179-000

The West Half of the Southwest Quarter (W1/2 SW1/4) and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian Lincoln County, Minnesota.

Tract 333

Fee Owner: Dorance Lacek and Elaine M. Lacek a/k/a Elaine Lacek, husband and wife

File Number: 16000332597-17

PIN: 11-0179-010

The Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 334

Fee Owner: Wayne Lacek and Kathryn Lacek, husband and wife

File Number: 17000332597-15

PIN: 11-0180-000

The Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 29, 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 335

Fee Owner: Dorance Lacek and Elaine M. Lacek, husband and wife; Wayne Lacek and Kathryn Lacek, husband and wife

File Number: 16000332597-12

PIN: 11-0181-000

The Northwest Quarter of the Southeast Quarter (NW/4 of SE/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 336

Fee Owner: Dorance Lacek and Elaine M. Lacek, husband and wife; Wayne Lacek and Kathryn Lacek, husband and wife

File Number: 16000332597-13

PIN: 11-0182-000

The Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 337

Fee Owner: Dorance Lacek and Elaine M. Lacek, husband and wife; Wayne Lacek and Kathryn Lacek, husband and wife

File Number: 16000332597-14

PIN: 11-0183-000

The South Half of the Southeast Quarter (S1/2 of SE1/4) of Section 29, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 338

Fee Owner: Eloise Sik, a single person; Ila Schult, a single person; Betty VanDeVeire f/k/a Elizabeth VanDeVeire and Larry VanDeVeire, wife and husband; and Teresa Anderson, a single person

File Number: 01040-21109v

PIN: 11-0184-000

The Northwest Quarter (NW1/4), also described as Government Lots 1 and 2 and the East Half of the Northwest Quarter (E1/2 of NW1/4), of Section 30, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 339

Fee Owner: Rodney Lipinski a/k/a Rodney R. Lipinski; and Lorraine Lipinski a/k/a Lorraine F. Lipinski

File Number: 17000330424-237

PIN: 11-0185-000

The Northeast Quarter (NE1/4) of Section 30, Township 113 North, Range 45 West

EXCEPT

That part of the Northeast Quarter (NE1/4) of Section 30, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the northeast corner of the Northeast Quarter; thence west along the North line of the Northeast Quarter a distance of 610 feet; thence south on a line parallel to the East line of the Northeast Quarter a distance of 980 feet; thence East on a line parallel with the North line of the Northeast quarter 610 feet more or less to the East line of said Northeast quarter; thence north along the East line of said Northeast quarter 980 feet more or less to the point of beginning.

Tract 340

Fee Owner: Rodney Lipinski a/k/a Rodney R. Lipinski; and Lorraine Lipinski a/k/a Lorraine F. Lipinski

File Number: 17000330424-238

PIN: 11-0185-010

That part of the Northeast Quarter (NE1/4) of Section 30, Township 113 North, Range 45 West of the Fifth Principal Meridian described as follows:

Commencing at the northeast corner of the Northeast Quarter; thence west along the North line of the Northeast Quarter a distance of 610 feet; thence south on a line parallel to the East line of the Northeast Quarter a distance of 980 feet; thence East on a line parallel with the North line of the Northeast quarter 610 feet more or less to the East line of said Northeast quarter; thence north along the East line of said Northeast quarter 980 feet more or less to the point of beginning.

Parcel No.:11-0185-010 (parcel no does not exist, sale not finalized per Lincoln County Treasurer)

Tract 341

Fee Owner: William Sterzinger and Wendy Schalek n/k/a Wendy Sterzinger, as successors in interest to Barbara A. Schalek, a single person; and William Sterzinger and Wendy Schalek n/k/a Wendy Sterzinger, husband and wife

File Number: 01040-21111m

PIN: 11-0186-000

The Southwest fractional Quarter (SW fr 1/4) of Section 30, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 342

Fee Owner: Dorance Lacek and Elaine M. Lacek a/k/a Elaine Lacek, husband and wife

File Number: 16000332597-19

PIN: 11-0187-000

The Southeast Quarter (SE1/4) of Section 30, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Commencing at the Southeast corner of the Southeast Quarter (SE1/4) thence West along the South line of the Southeast Quarter (SE1/4) a distance of 137 feet; thence North parallel with the East line of said Southeast Quarter (SE1/4) a distance of 400 feet; thence West parallel with the South line of said Southeast Quarter (SE1/4) a distance of 50 feet; thence North parallel with the East line of said Southeast Quarter (SE1/4) a distance of 65 feet; thence East parallel with the South line of said Southeast Quarter (SE1/4) to the East line of the Southeast Quarter (SE1/4); thence South on and along the East line of said Southeast Quarter (SE1/4) to the point of beginning.

Tract 343

Fee Owner: Dorance Lacek and Elaine M. Lacek a/k/a Elaine Lacek, husband and wife

File Number: 16000332597-20

PIN: 11-0188-000

Commencing at the Southeast corner of the Southeast Quarter (SE1/4) thence West along the South line of the Southeast Quarter (SE1/4) a distance of 137 feet; thence North parallel with the East line of said Southeast Quarter (SE1/4) a distance of 400 feet; thence West parallel with the South line of said Southeast Quarter (SE1/4) a distance of 50 feet; thence North parallel with the East line of said Southeast Quarter (SE1/4) a distance of 65 feet; thence East parallel with the South line of said Southeast Quarter (SE1/4) to the East line of the Southeast Quarter (SE1/4); thence South on and along the East line of said Southeast Quarter (SE1/4) to the point of beginning.

Tract 344

Fee Owner: Eugene F. Panka and Diane B. Panka, husband and wife

File Number: 01040-21108d

PIN: 11-0189-000

The Northwest Fractional Quarter (NW fr 1/4) of Section 31, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 345

Fee Owner: Ryan Hauschild and Annie Hauschild, husband and wife

File Number: 01040-21101a

PIN: 11-0190-000

The Northeast Quarter (NE1/4) of Section 31, Township 113 North of Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 346

Fee Owner: Ward E. Nefstead, a single person; and Debra Nefstead, a single person

File Number: 01040-21105e

PIN: 11-0191-000

Government Lot Numbered 3, of Section 31, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 347

Fee Owner: Ward E. Nefstead, a single person; and Debra Nefstead, a single person

File Number: 01040-21105e

PIN: 11-0192-000

Government Lot Numbered 4 and 5 and the Northeast Quarter of the Southwest Quarter (NE1/4 of SW1/4) of Section 31, Township 113 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Save and Except

Commencing at the Southwest Corner of said Section 31 and running thence North along its West line a distance of 76 rods for the point of beginning; thence North along said West line a distance of 5 rods; thence East parallel to its South line a distance of 9 rods; thence South parallel to said West line a distance of 5 rods; thence West parallel to said South line a distance of 9 rods to the point of beginning.

Tract 348

Fee Owner: Daniel Lasnetski and Rosanne Lasnetski, husband and wife; Barber Family Farms, Limited Partnership, a limited partnership under the laws of the State of Minnesota

File Number: 17000330424-216

PIN: 11-0204-000

The Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section Thirty-three (33), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 353

Fee Owner: Keith Nuese and Robin Nuese, husband and wife; and Gary Nuese and Ann Nuese, husband and wife

File Number: 01040-21105w

PIN: 17-0002-000

The West Half of the Northwest Quarter (W1/2 of NW1/4) of Section 17, Township 112 North Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Save and Except

All that part of the Northwest Quarter (NW1/4) of Section 17, beginning at a point on the West line of said Section 17, 1523.0 feet South of the Northwest corner of said Section 17 for a point of commencement, thence South along said section line a distance of 396 feet; thence East parallel to the North line of Ash Street in the City of Hendricks a distance of 405 feet; thence North parallel to the West line of Section 17 a distance of 396 feet; thence West parallel to the North line of Ash Street a distance of 405 feet to the point of beginning.

Also Save and Except

The West 405 feet of the South 198 feet of the North 1,523 feet of the West Half of the Northwest Quarter (W1/2 of NW1/4) of Section 17, Township 112 North of Range 46 West of the Fifth Principal Meridian as measured along, parallel with and at right angles to the North line of Ash Street to the Town of Hendricks, County of Lincoln, State of Minnesota.

Tract 354

Fee Owner: Brandon J. Randolph

File Number: 17000330424-352

PIN: 06-0184-010

All that part of the Southwest Quarter (SW1/4) of Section numbered Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-six (46) West of the 5th P.M., described as follows: the East Nine Hundred Sixty feet (960’) of the South Six Hundred Ninety feet (690’), containing 15.2 acres, more or less, in Lincoln County, Minnesota.

Tract 355

Fee Owner: Randy Reed Rowley, as Trustee under the provisions of a Trust Agreement dated the 23rd day of December, 2003, and known as the Randy Reed Rowley Trust No. 1, as to an undivided one-half interest; and Lois Jean Rowley, as Trustee under the provisions of a Trust Agreement dated the 23rd day of December, 2003, and known as the Lois Jean Rowley Trust No. 1, as to an undivided one-half interest

File Number: 1700330424-354

PIN: 06-0184-000

The Southwest Quarter (SW1/4) of Section Thirty three (33) in Township One hundred twelve (112) North of Range Forty six (46) West of the Fifth Principal Meridian,

WITH EXCEPTION THEREFROM: The West Two hundred ninety five and sixteen/hundredths feet (295.16) of the South four hundred eleven and seventy five/hundredths feet (411.75’) of the Southwest Quarter (SW 1/4), Section Thirty three (33), Township One hundred twelve (112)North, Range Forty six (46)West of the Fifth Principal Meridian, except Minnesota Trunk Highway No. 19 right-of-way;

AND ALSO EXCEPTING; The East nine hundred sixty feet (960”) of the South Six hundred ninety feet (690’) of the Southwest Quarter (SW 1/4), Section 33, Township 112 North, Range 46 West of the Fifth (5th) Principal Meridian, and containing 15.2 acres, more or less.

Tract 356

Fee Owner: Andrew J. Weber, Trustee and Roxane Weber, Trustee, of the Roxane Weber Living Trust, dated April 24, 2006

File Number: 1700330424-355

PIN: 06-0068-000

The North One-Half of the Northwest Quarter (N1/2 NW1/4) of Section Fourteen (14), Township One Hundred Twelve (112) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota.

5.	The following described real property, situate, lying and being in the County of Swift, to-wit:

Fibro Minn Generating Plant

South Half (S1/2) of Lot Five (5) and all of Lot Six (6), Block One (1); Lots One (1), Two (2) and Three (3), Block Two (2); Outlots A and B, Benson Industrial Rail Second Addition to the City of Benson, Swift County, Minnesota.

6.	The following described real property, situate, lying and being in the County of Wright, to wit:

Howard Lake Town Border Station

That part of the east 160.50 feet of the Northwest Quarter of the Northwest Quarter of Section 10, Township 118 North, Range 27 West, Wright County, Minnesota, which lies north of the following described line:

Commencing at the Northwest corner of said Northwest Quarter of the Northwest Quarter; thence North 89 degrees 15 minutes 38 seconds East, along the north line of said Northwest Quarter of the Northwest Quarter, a distance of 1318.00 feet to the northeast corner of said Northwest Quarter of the Northwest Quarter; thence South 00 degrees 23 minutes 34 seconds West, along the east line of said Northwest Quarter of the Northwest Quarter, a distance of 229.12 feet to the intersection with the easterly extension of the north line of the property described in Book 183 of Deeds, page 341, being the point of beginning of the line described herein; thence South 89 degrees 06 minutes 44 seconds West 160.54 feet to the west line of said east 160.50 feet of the Northwest Quarter of the Northwest Quarter and there terminating.

II. PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Dickey, to wit:

Wind Farm Easements for Foxtail

Tract 1: Blumhardt, Geraldine Trust & Rasch, Violette

PARCEL 1: NE1⁄4, E1⁄2NW1⁄4, LOT 2, LOT 1 OF SECTION 7, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA EXCEPT FOR THE FOLLOWING DESCRIBED TRACT: A TRACT OF LAND COMMENCING AT THE NORTHWEST CORNER OF THE NORTHWEST QUARTER (NW1⁄4) OF SECTION 7, THENCE N90°00’00” EAST (ASSUMED BEARING) ALONG THE NORTH LINE OF THE NORTHWEST QUARTER (NW1⁄4) OF SAID SECTION 7, 943.79 FEET TO THE POINT OF BEGINNING, THENCE CONTINUING NORTH 90°00’00” EAST, ALONG THE NORTH LINE OF THE NORTHWEST QUARTER (NW1⁄4) OF SAID SECTION 7, 451.69 FEET, THENCE SOUTH 12°52’20” EAST, 659.42 FEET, THENCE SOUTH 84°00’29” WEST, 464.85 FEET, THENCE NORTH 11°00’00” WEST, 704.68 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINS 7.08 ACRES, MORE OR LESS.

PARCEL 2: E1⁄2SW1⁄4, SE1⁄4NW1⁄4, LOT 3, LOT 5, LOT 6, AND LOT 7 OF SECTION 6, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA

Tract 2: Blumhardt, Geraldine and Willis

SE1⁄4, LOT 2, AND S1⁄2NE1⁄4 OF SECTION 6, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 3: Bollinger, DeLane

PARCEL 1: S1⁄2 OF SECTION 8, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: S1⁄2 OF SECTION 9, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 4: Boyer, Richard K. & Diane M.

NE1⁄4 OF SECTION 25, TOWNSHIP 131 NORTH, RANGE 66 NORTH OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 5: Brandenburger, Dale E., et al.

PARCEL 1: GOVERNMENT LOT 2 IN SECTION 3, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA

PARCEL 2: SW1⁄4SE1⁄4, E1⁄2SE1⁄4, AND NE1⁄4 OF SECTION 34, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: SW1⁄4 OF SECTION 35, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 4: SE1⁄4 OF SECTION 27, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 5: NW1⁄4 OF SECTION 35, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA, LESS AND EXCEPT THE FOLLOWING TWO PARCELS:

PARCEL #1: A PARCEL OF LAND LOCATED IN THE NORTHWEST QUARTER (NW1⁄4) OF SECTION 35, IN TOWNSHIP 131 NORTH, RANGE 66 WEST WITH ITS POINT OF BEGINNING AT THE NORTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE DUE SOUTH ALONG THE SECTION LINE A DISTANCE OF 1025 FEET TO THE TRUE POINT OF BEGINNING; THENCE DUE EAST ALONG THE SECTION LINE A DISTANCE 200 FEET; THENCE DUE SOUTH A DISTANCE OF 200 FEET; THENCE DUE WEST A DISTANCE OF 200 FEET; THENCE DUE NORTH A DISTANCE OF 200 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL #2: A TRACT OF LAND LOCATED IN THE NORTHWEST QUARTER (NW1⁄4) OF SECTION 35, TOWNSHIP 131 NORTH, RANGE 66 WEST COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER, THENCE IN A NORTHERLY DIRECTION 50 FEET, THENCE IN AN EASTERLY DIRECTION 60 FEET, THENCE IN A SOUTHERLY DIRECTION 50 FEET, THENCE IN A WESTERLY DIRECTION 60 FEET TO THE TRUE POINT OF BEGINNING, TOTALING .07 ACRES, MORE OR LESS.

Tract 6: Brandenburger, Elsie Trust

PARCEL 1: E1⁄2SE1⁄4 OF SECTION 11, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: NE1⁄4, E1⁄2NW1⁄4, SW1⁄4NW1⁄4, AND SE1⁄4 OF SECTION 12, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: NE1⁄4NE1⁄4 OF SECTION 14, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 7: DGJ Properties, LLP

LOTS 1 AND 2 AND E1⁄2NW1⁄4 OF SECTION 30, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 8: Durheim, Chad

NE1⁄4 OF SECTION 20, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 9: Durheim, Dennis [Sec. 29 & 20]

PARCEL 1: NW1⁄4, E1⁄2SW1⁄4, AND SE1⁄4 OF SECTION 20, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: N1⁄2 OF SECTION 29, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 10: Durheim, Dennis and Susan [Sec. 30]

NE1⁄4, SE1⁄4NW1⁄4, LOT 3, E1⁄2SW1⁄4, AND SE1⁄4 OF SECTION 30, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 11: Erlenbusch, Jerrol & Erlenbusch, Sandra K.

PARCEL 1: SW1⁄4 OF SECTION 12, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: ALL OF SECTION 13, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: E1⁄2SE1⁄4 OF SECTION 14, TOWNSHIP 130 NORTH, RANGE 66 WEST OF FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 12: G A Hartman Properties 100, LLC

PARCEL 1: NE1⁄4 OF SECTION 11, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: E1⁄2 OF SECTION 35, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: W1⁄2SW1⁄4 OF SECTION 25, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 13: Haag Family Trust

PARCEL 1: E1⁄2SW1⁄4 AND ALL THAT PART OF THE SE1⁄4, ALL IN SECTOIN 36, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA, EXCEPT 40.80 ACRES, MORE OR LESS, DESCRIBED AS THE SOUTH 12 CHAINS OF THE EAST 34.00 CHAINS OF THE SAID SE1⁄4, WHICH HAS BEEN CONVEYED TO THE UNITED STATES OF AMERICA BY WARRANTY DEED DATED MARCH 5, 1969, AT DOCUMENT #122270.

PARCEL 2: W1⁄2SW1⁄4 OF SECTION 36, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: NW1⁄4, SE1⁄4, AND THE E1⁄2SW1⁄4 OF SECTION 25, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 14: Haase, Harold & Mary, et al.

PARCEL 1: E1⁄2NW1⁄4, E1⁄2SW1⁄4, W1⁄2NE1⁄4, AND W1⁄2SE1⁄4 OF SECTION 21, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: SW1⁄4, NW1⁄4, AND NE1⁄4 OF SECTION 28, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 15: Hartman Farms, LLC

PARCEL 1: SW1⁄4 AND N1⁄2 OF SECTION 1, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA, LESS AND EXCEPT THAT PART OF THE FRACTIONAL N1⁄2 MORE PARTICULARLY DESCRIBED AS PARCEL 1 OF THE RECORD PLAT “DICKEY COUNTY W.A. NO. 2.”FILED OCTOBER 18, 1965, IN DEED BOOK 100, PAGE 81, OF THE OFFICIAL RECORDS OF DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: GOVERNMENT LOT 4 OF SECTION 6, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 16: Heim, Jeffrey [aka Heim Brothers]

PARCEL 1: SW1⁄4 OF SECTION 7, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: NW1⁄4, E1⁄2, AND E1⁄2SW1⁄4 OF SECTION 19, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: W1⁄2SW1⁄4 OF SECTION 20, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 4: N1⁄2NW1⁄4 AND SW1⁄4NW1⁄4 OF SECTION 30, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 5: N1⁄2 OF SECTION 24, TOWNSHIP 130 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 17: Kaiser, Robert et al

E1⁄2NE1⁄4, SW1⁄4NE1⁄4, AND W1⁄2SE1⁄4 OF SECTION 32, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 18: Martin, Timothy L. & Darla J.

NW1⁄4 AND N1⁄2S1⁄2 OF SECTION 31, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 19: Miller, Arlene

PARCEL 1: S1⁄2NE1⁄4, SW1⁄4, N1⁄2NE1⁄4, AND SE1⁄4 OF SECTION 26, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: S1⁄2NE1⁄4 OF SECTION 27, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 20: Musland, Scott R. and Traci J.

PARCEL 1: N1⁄2, SE1⁄4, AND SW1⁄4 OF SECTION 29, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: S1⁄2 OF SECTION 30, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: N1⁄2 AND SE1⁄4 OF SECTION 31, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 4: SW1⁄4NW1⁄4, N1⁄2NW1⁄4, SE1⁄4NW1⁄4, AND NW1⁄4NE1⁄4 OF SECTION 32, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 21: Pahl, Judy

PARCEL 1: E1⁄2SE1⁄4 OF SECTION 32, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: SW1⁄4 AND W1⁄2SE1⁄4 OF SECTION 33, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 22: Pahl, Lorraine M.

SW1⁄4 OF SECTION 32, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 23: Quast, Dennis & Vickie Trust, et al.

PARCEL 1: W1⁄2 OF SECTION 16, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: NE1⁄4 OF SECTION 17, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 3: E1⁄2SE1⁄4 OF SECTION 17, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 24: Quast, Evangeline & Comm, Todd, et al.

PARCEL 1: N1⁄2 OF SECTION 8, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: NW1⁄4 OF SECTION 9, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 25: Rasch, Violette. et al.

PARCEL 1: S1⁄2NW1⁄4, LOTS 3 AND 4, AND W1⁄2SW1⁄4 OF SECTION 5, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: LOT 1 OF SECTION 6, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 26: Schaffer, Victor & Mary

W1⁄2 OF SECTION 20, TOWNSHIP 131 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 27: State of North Dakota

N1⁄2 OF SECTION 36, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 28: Sumption Taylor et al [Diamond Five Farms]

PARCEL 1: LOTS 1, 2, 3, AND 4, S1⁄2NE1⁄4, S1⁄2NW1⁄4, E1⁄2SW1⁄4, W1⁄2SW1⁄4, AND SE1⁄4 OF SECTION 4, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: SE1⁄4, E1⁄2SW1⁄4, S1⁄2NE1⁄4, AND LOTS 1 AND 2 OF SECTION 5, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 29: West, Randall S. & Peggy M. Trust & Weiler, James L. and Judy

PARCEL 1: N1⁄2NE1⁄4 OF SECTION 27, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

PARCEL 2: N1⁄2NW1⁄4 OF SECTION 26, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 30: Rutschke, et al.

NW1⁄4SE1⁄4 OF SECTION 34, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 31: Strobel, Kevin and Tammy

S1⁄2NW1⁄4 OF SECTION 26, TOWNSHIP 131 NORTH, RANGE 66 WEST OF THE FIFTH PRINCIPAL MERIDAN, DICKEY COUNTY, NORTH DAKOTA.

Tract 32: Wilmshurst, Jonathan J. & Sarah E.

A TRACT OF LAND LOCATED WITHIN THE NORTHWEST QUARTER (NW1⁄4) OF SECTION 7, TOWNSHIP 130 NORTH, RANGE 65 WEST OF THE FIFTH PRINCIPAL MERIDIAN, DICKEY COUNTY, NORTH DAKTOA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NW CORNER OF THE NW1⁄4 OF SAID SECTION 7, THENCE N 90°00’00” (ASSUMED BEARING) ALONG THE NORTH LINE OF THE NW1⁄4 OF SAID SECTION 7, 943.79 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING N 90°00’00” E ALONG THE NORTH LINE OF THE NW1⁄4 OF SAID SECTION 7, 451.69 FEET; THEN S 12°52’20” E, 659.42 FEET; THENCE S 84°00’29” W, 464.85 FEET; THENCE N 11°09’01” W, 704.68 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINS 7.08 ACRES, MORE OR LESS.

Fee Owned Property for Foxtail

Tract 33: Foxtail Wind (for Operations & Maintenance Building)

ALL THAT PART OF GOVERNMENT LOT 1 OF THE NW1⁄4 OF SECTION 7, TOWNSHIP 130, NORTH, RANGE 65 WEST, OF THE 5TH P.M., DICKEY COUNTY, NORTH DAKOTA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NW CORNER OF THE NW1⁄4 OF SAID SECTION 7; THENCE SOUTH 88º50’54” EAST, ALONG THE NORTH BOUNDARY OF SAID GOVERNMENT LOT 1, A DISTANCE OF 467.34 FEET; THENCE SOUTH 01º01’51” EAST, PARALLEL WITH THE WEST BOUNDARY OF SAID GOVERNMENT LOT 1, A DISTANCE OF 467.34 FEET; THENCE NORTH 88º50’54” WEST, PARALLEL WITH THE NORTH BOUNDARY OF SAID GOVERNMENT LOT 1, A DISTANCE OF 467.34 FEET TO THE WEST BOUNDARY OF SAID GOVERNMENT LOT 1; THENCE NORTH 01º 01’51” WEST, ALONG SAID WEST BOUNDARY, A DISTANCE OF 467.34 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 5.01 ACRES, MORE OR LESS

Tract 34: Foxtail Wind (for Collection Substation)

ALL THAT PART OF SE1⁄4 OF SECTION 11, TOWNSHIP 130, NORTH, RANGE 66 WEST, OF THE 5th P.M., DICKEY COUNTY, NORTH DAKOTA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NE CORNER OF THE SE1⁄4 OF SAID SECTION 11; THENCE SOUTH 01º10’07” EAST, ALONG THE EAST BOUNDARY OF SAID SE1⁄4, A DISTANCE OF 478.38 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01º10’07” EAST, CONTINUING ALONG THE EAST BOUNDARY OF SAID SE1⁄4, A DISTANCE OF 478.38 FEET; THENCE SOUTH 88º49’53” WEST, A DISTANCE OF 500.00 FEET; THENCE NORTH 01º10’07” WEST, A DISTANCE OF 478.38 FEET; THENCE NORTH 88º49’53” EAST, A DISTANCE OF 500.00 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED TRACT CONTAINS 5.49 ACRES, MORE OR LESS.

2.	The following described real property, situate, lying and being in the County of Ward, to wit:

Magic City Substation

Outlot 6 of Government Lot 1 and a portion of Government Lot 2, Section 2, Township 154 North, Range 82 West, particularly described as follows:

Beginning at the Northeast corner of the Northeast Quarter of Section 2, Township 154 North, Range 82 West, 5th Principal Meridian, Ward County, North Dakota; thence S00°27’13”W, along the east line of said Northeast Quarter, a distance of 1346.88 to the southeast corner of Government Lot 1 of said Section 2; thence N89°09’26”W, along the south line of said Government Lot 1 and Government Lot 2, a distance of 1650.68 feet; thence N00°22’32”E a distance of 1334.78 feet to the north line of said Northeast Quarter; thence S89°34’38”E a distance of 1652.46 feet to the point of beginning.

III. PROPERTIES IN THE STATE OF SOUTH DAKOTA

1.	The following described real property, situate, lying and being in the County of McCook, to wit:

Salem Substation-Service Center

The West Half of the West Half (W1/2 W1/2) of Block 22, South Salem Addition to Salem, McCook County, South Dakota, according to the recorded plat thereof; including that portion of the North Half (N1/2) of the vacated Brown Avenue lying adjacent thereto.

2.	The following described real property, situate, lying and being in the County of Minnehaha, to wit:

Great Plains Substation

Tract 3, except Lot H-1 contained therein, of I-29 Industrial Park Addition to the City of Sioux Falls, Minnehaha County, South Dakota, according to the recorded plat thereof.

TRANSMISSION LINES OF THE COMPANY

IN THE STATE OF MINNESOTA

Line 0716

Scott County

Sections 10 & 15, Township 115 North, Range 23 West

Line 0734

Scott County

Sections 10 & 15, Township 115 North, Range 23 West

Line 0744

Rice County

Sections 11 & 12, Township 112 North, Range 22 West

Line 0778

Scott County

Section 19, Township 114 North, Range 23 West

Line 0883

Wright County

Sections 9 & 10, Township 121 North, Range 25 West

Line 0922

Itasca County

Section 15 & 22, Township 56 North, Range 27 West

Line 0982

Martin County

Section 16, Township 104 North, Range 33 West

Scott County

Section 10 & 15, Township 115 North, Range 23 West

Line 5409

Hennepin County

Sections 9, 16, 17 & 18, Township 118 North, Range 22 West,

Sections 13, 14, 15, 22, 23 & 24, Township 118 North, Range 23 West

Line 5516

Scott County

Sections 10 & 15, Township 115 North, Range 23 West

Line 5556

Carver County

Sections 6 & 7, Township 115 North, Range 23 West

Sections 4, 7, 8, 9 & 10, Township 115 North, Range 23 West

Section 31, Township 116 North, Range 23 West

Sections 10 & 15, Township 115 North, Range 23 West

Line 5560

Ramsey County

Section 3, Township 29 North, Range 22 West

Section 22, 27 & 34, Township 30 North, Range 22 West

Line 5561

Ramsey County

Section 22, Township 30 North, Range 22 West

Line 5570

Carver

Section 21 & 22, Township 116 North, Range 23 West

An undivided tenant in common interest to Transmission Line No. 0955, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Clay County

Section 18, 19, 20, 28, 28 & 33, Township 137 North, Range 45 West

Sections 13, 14, 15, 16, 17 & 18, Township 137 North, Range 46 West

Sections 13, 14, 15, 16, 17 & 18, Township 137 North, Range 47 West

Section 13, 14, 15, 16 17 & 18, Township 137 North, Range 48 West

Douglas County

Section 19, 20, 27, 28, 29, 34, 35 & 36, Township 128 North, Range 38 West

Sections 3, 4, 10, 11, 12, 13 & 24, Township 128 North, Range 39 West

Section 19, 20, 28, 29, 33 & 34, Township 129 North, Range 39 West

Sections 5, 6, 8, 9, 13, 14, 16, 21, 22, 23 & 24, Township 129 North, Range 40 West

Grant County

Sections 6, Township 129 North, Range 40 West

Sections 1 & 2, Township 129 North, Range 41 West

Sections 6, 7, 18, 19, 20, 21, 28, 33, 34 & 35, Township 130 North, Range 41 West

Sections 1 & 12, Township 130 North, Range 42 West

Otter Tail County

Section 1, Township 130 North, Range 42 West

Section 4, 5, 9, 15, 16, 22, 23, 25, 26 & 36, Township 131 North, Range 42 West

Sections 31 & 32, Township 132 North, Range 42 West

Sections 5, 8, 9, 10, 14, 15, 23, 25, 26 & 36, Township 132 North, Range 43 West

Sections 6, 7, 17, 18, 19, 20, 29 & 32, Township 133 North, Range 43 West

Section 1, Township 133 North, Range 44 West

Sections 4, 5, 9, 15, 16, 22, 26, 27, 35 & 36, Township 134 North, Range 44 West

Section 30, 31 & 32, Township 135 North, Range 44 West

Wilken County

Section 30, Township 135 North, West 44 West

Section 1, 2, 12, 13, 24 & 25, Township 135 North, Range 45 West

Section 4, 9, 15, 16, 22, 26, 27 & 35, Township 136 North, Range 45 West

Section 33, Township 137 North, Range 45 West

An undivided tenant in common interest to Transmission Line No. 0962, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Lyon County

Sections 4, 8, 9 16, 17, 20 28 & 29, Township 112 North, Range 40 West

Sections 6, 7 & 18, Township 113 North, Range 39 West

Sections 1, 13, 14, 15, 16, 21, 24, 28 & 33, Township 113 North, Range 40 West

Section 36, Township 114 North, Range 40 West

Yellow Medicine County

Sections 6, 18, 19 & 30, Township 114 North, Range 39 West

Sections 1, 12, 13, 25 & 36, Township 114 North, Range 40 West

Sections 18, 19, 30 & 31, Township 115 North, Range 39 West

Sections 13 & 36, Township 115 North, Range 40 West

An undivided tenant in common interest to Transmission Line No. 0963, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Chippewa County

Section 3, Township 115 North, Range 39 West

Yellow Medicine County

Section 3, 4, 7, 8, 9, 17 & 18, Township 115 North, Range 39 West

An undivided tenant in common interest to Transmission Line No. 0965, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Goodhue County

Section 6, Township 108 North, Range 14 West

Sections 25, 26, 27, 28, 29, 30 & 36, Township 109 North, Range 15 West

Olmsted County

Sections 1, 2, 3, 4, 7, 8 & 9, Township 108 North, Range 13 West

Sections 6, 7, 8, 9, 10, 11 & 12, Township 108 North, Range 14 West

Wabasha County

Sections 1, 2, 3, 4, 5 & 6, Township 108 North, Range 11 West

Sections 1, 2, 3, 4, 5 & 6, Township 108 North, Range 12 West

Section 1, Township 108 North, Range 13 West

Sections 1, 2, 10, 11, 15, 16, 20, 21, 29, 30 & 31, Township 109 North, Range 10 West

Sections 35 & 36, Township 109 North, Range 11 West

Section 36, Township 110 North, Range 36 West

Sections 29, 30 & 31, Township 110 North, Range 9 West

An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Lincoln County

Sections 1, 2, 3, 4, 5 & 6, Township 112 North, Range 44 West

Sections 1, 2, 3, 5, 6, 7, 8, 9 & 10, Township 112 North, Range 45 West

Sections 1, 2, 3, 4, 5, 8, 17, 20, 28, 29, 30 & 32, Township 112 North, Range 46 West

Sections 25 & 36, Township 112 North, Range 47 West

Lyon County

Sections 28, 29, 31 & 32, Township 112 North, Range 40 West

Sections 1, 2, 3, 4, 5, 6, 11, 12, 13, 14, 23, 24, 26, 35 & 36, Township 112 North, Range 41 West

Sections 1, 2, 3, 4, 5 & 6, Township 112 North, Range 42 West

Sections 1, 3 & 6, Township 112 North, Range 43 West

Section 1, Township 112 North, Range 44 West

Sections 31, 32 34 & 35, Township 113 North, Range 41 West

Section 31, Township 113 North, Range 42 West

Sections 31, 32, 33, 34, 35 & 36, Township 113 North, Range 43 West

IN THE STATE OF NORTH DAKOTA

Line 0733

Grand Forks County

Sections 20 & 29, Township 151 North, Range 50 West

Line 0850

Ward County

Section 2, Township 154 North, Range 82 West

Sections 35 & 36, Township 155 North, Range 82 West

Line 0924

McHenry County

Sections 2 & 3, Township 152 North, Range 80 West

Sections 3, 4, 5, 11, 13, 14, 24, 25, and 36, Township 153 North, Range 80 West

Sections 31 & 32, Township 154 North, Range 80 West

Section 31, Township 154 North, Range 80 West

Sections 5, 6, 8, 9, 15, 16, 22, 23, 24, 25, & 36 North, Township 154 West

Sections 1 & 2, Township 154 North, Range 82 West

Line 5572

McHenry County

Sections 2 & 3, Township 152 North, Range 80 West

Sections 3, 4, 5, 10, 11, 13, 14, 24, 25, & 36, Township 153 North, 80 West

Sections 31 & 32, Township 154 North, Range 80 West

Line 5572

Ward County

Section 31, Township 154 North, Range 80 West

Sections 5, 6, 8, 9, 15, 16, 22, 23, 24, 25 & 36, Township 154 North, Range 81 West

Sections 1 & 2, Township 154 North, Range 82 West

An undivided tenant in common interest to Transmission Line No. 0955, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Cass County

Section 18, Township 137 North, Range 48 West

Sections 7, 8, 9, 13, 14, 15 & 16, Township 137 North, Range 49 West

Sections 3, 10, 11 & 12, Township 137 North, Range 50 West

Sections 19, 20, 21, 22, 27 & 34, Township 138 North, Range 50 West

Sections 2, 3, 11, 14, 23 & 24, Township 138 North, Range 51 West

Sections 2, 11, 14, 23, 26, 34 & 35, Township 139 North, Range 51 West

Sections 11, 14, 23, 26 & 35, Township 140 North, Range 51 West

IN THE STATE OF SOUTH DAKOTA

Line 0729

Minnehaha County

Section 36, Township 102 North, Range 49 West

Line 5559

Minnehaha County

Section 8, 9, 17 & 18, Township 101 North, Range 49 West

Line 5568

Minnehaha County

Sections 4 & 9, Township 101 North, Range 49 West

Section 31, Township 102 North, Range 48 West

Section 36, Township 102 North, Range 49 West

Sections 33, 34, 35 & 36, Township 102 North, Range 49 West

An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Brookings

Sections 3, 4, 9, 16, 21, 28, 29, 30 & 32, Township 111 North, Range 47 West

Section 25, Township 111 North, Range 48 West

Sections 25, 34 & 36, Township 112 North, Range 47 West

Sections 2, 3, 11, 14, 23 & 24, Township 138 North, Range 51 West

Sections 2, 11, 14, 23, 26, 34 & 35, Township 139 North, Range 51 West

Sections 11, 14, 23, 26 & 35, Township 140 North, Range 51 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page
Anoka (Torrens)	11/28/1988	181145
Anoka (Abstract)	11/28/1988	832568
Benton (Abstract)	11/28/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/28/1988	251892
Carver (Torrens)	11/28/1988	59272
Carver (Abstract)	11/28/1988	101412
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Dakota (Torrens)	11/28/1988	210144
Dakota (Abstract)	11/28/1988	867502
Dodge (Torrens)	11/28/1988	1780
Dodge (Abstract)	11/28/1988	75435	Book 109, Page 814
Douglas (Abstract)	11/28/1988	94699
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Torrens)	11/28/1988	1977022
Hennepin (Abstract)	11/28/1988	5480278
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
LeSueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	8/7/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	4/29/2015	2015R-424949
McLeod (Abstract)	11/28/1988	225742	Book 259, Page 425
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	4/28/2015	535016
Mower (Abstract)	11/28/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222
Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280
Nobles (Abstract)	8/6/2015	A347946
Norman (Abstract)	11/28/1988	180366
Pipestone (Abstract)	11/28/1988	158524	Book 277, Page 311

B-1

Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Torrens)	11/28/1988	884195
Ramsey (Abstract)	11/28/1988	2470568
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/28/1988	269077	Book 200, Page 46
Rice (Abstract)	11/28/1988	334010	Book 503, Page 69
Rock (Abstract)	8/24/2015	186849
Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210
Scott (Torrens)	11/28/1988	44347
Scott (Abstract)	11/28/1988	253860
Sherburne (Torrens)	11/28/1988	11080
Sherburne (Abstract)	11/28/1988	224494
Sibley (Abstract)	11/28/1988	143383
Stearns (Abstract)	11/28/1988	649221
Steele (Abstract)	8/6/2015	A000403527
Swift (Abstract)	3/27/2019	248060
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/28/1988	179370	Book 131, Page 7
Washington (Torrens)	11/28/1988	93239
Washington (Abstract)	11/28/1988	588235
Watonwan (Abstract)	11/28/1988	154112
Winona (Torrens)	11/28/1988	323976
Winona (Abstract)	11/28/1988	323976
Wright (Torrens)	11/28/1988	7562
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Dickey	3/27/2019	189695
Grand Forks	11/29/1988	444310
Rolette	8/13/2015	64617
Stutsman	8/12/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

B-2

This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

Return recorded document(s) to Bonnie Anderson, Xcel Energy, 414 Nicollet Mall 6A, Minneapolis, Minnesota 55401.